Exhibit 10.1
SEQUOIA RESIDENTIAL FUNDING, INC.
Depositor
WELLS FARGO BANK, N.A.
Master Servicer and Securities Administrator
and
HSBC BANK USA, NATIONAL ASSOCIATION
Trustee

POOLING AND SERVICING AGREEMENT
Dated as of March 1, 2007

SEQUOIA MORTGAGE TRUST 2007-1

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     ATTACHMENTS

Exhibit A	Forms of Certificates
Exhibit B	Form of Residual Certificate Transfer Affidavit (Transferee)
Exhibit C	Form of Residual Certificate Transfer Affidavit (Transferor)
Exhibit D	Form of Custody Agreement
Exhibit E	List of Servicing Agreements
Exhibit F	List of Purchase Agreements
Exhibit G	List of Limited Purpose Surety Bonds
Exhibit H	Form of Rule 144A Transfer Certificate
Exhibit I	Form of Purchaser’s Letter for Institutional Accredited Investors
Exhibit J	Form of ERISA Transfer Affidavit
Exhibit K	Form of Letter of Representations with the Depository Trust Company
Exhibit L	Additional Disclosure Notification
Exhibit M	Form of Annual Certification
Exhibit N	Servicing Criteria to Be Addressed in Assessment of Compliance
Exhibit O	Additional Form 10-D Disclosure
Exhibit P	Additional Form 10-K Disclosure
Exhibit Q	Additional Form 8-K Disclosure

Schedule A	Mortgage Loan Schedule

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Pooling and Servicing Agmt.

     This POOLING AND SERVICING AGREEMENT, dated as of March 1, 2007 (the “Agreement”), by and among SEQUOIA RESIDENTIAL FUNDING, INC., a Delaware corporation, as depositor (the “Depositor”), HSBC Bank USA, National Association, a national banking association, as trustee (the “Trustee”), and WELLS FARGO BANK, N.A., in its dual capacities as master servicer (the “Master Servicer”) and securities administrator (the “Securities Administrator”) and acknowledged by RWT HOLDINGS, INC., a Delaware corporation, as seller (the “Seller”), for purposes of Section 2.04.
PRELIMINARY STATEMENT
     The Depositor has acquired the Mortgage Loans from the Seller and at the Closing Date is the owner of the Mortgage Loans and related property being conveyed by the Depositor to the Trustee hereunder for inclusion in the Trust Fund. On the Closing Date, the Depositor will acquire the Certificates from the Trustee as consideration for the Depositor’s transfer to the Trust Fund of the Mortgage Loans, and the other property constituting the Trust Fund. The Depositor has duly authorized the execution and delivery of this Agreement to provide for the conveyance to the Trustee of the Mortgage Loans and the related property constituting the Trust Fund. All covenants and agreements made by the Seller in the Mortgage Loan Purchase and Sale Agreement and in this Agreement and by the Depositor, the Master Servicer, the Securities Administrator and the Trustee herein, with respect to the Mortgage Loans and the other property constituting the Trust Fund, are for the benefit of the Holders from time to time of the Certificates. The Depositor, the Trustee, the Master Servicer and the Securities Administrator are entering into this Agreement, and the Trustee is accepting the Trust Fund created hereby, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged.
     As provided herein, the Securities Administrator shall elect that the Trust Fund (exclusive of the Additional Collateral) be treated for federal income tax purposes as comprising two real estate mortgage investment conduits (each, a “REMIC” or, in the alternative, the “Lower-Tier REMIC,” and the “Upper-Tier REMIC,” respectively). Each Certificate, other than the Class 1-AR Certificate and the Class LT-R Certificate, is hereby designated as a regular interest in the Upper-Tier REMIC, as described herein. The Class 1-AR Certificate is hereby designated as the sole class of residual interest in the Upper-Tier REMIC.
     The Class LT-R Certificate evidences ownership of the sole class of residual interest in the Lower-Tier REMIC (the “LT-R Interest”). The Lower-Tier REMIC shall hold as its assets all property of the Trust Fund, other than the Additional Collateral and the interests in any REMIC formed hereby. Each Lower-Tier Interest other than the LT-R Interest is hereby designated as a regular interest in the Lower-Tier REMIC and the LT-R Interest is hereby designated as the sole Class of residual interest in the Lower-Tier REMIC. The Upper-Tier REMIC shall hold as its assets the Lower-Tier Interests other than the LT-R Interest.
     The Lower-Tier REMIC Interests
     The following table sets forth (or describes) the Class designation, interest rate, and initial Class Principal Amount for each Class of Lower-Tier Interests:

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Pooling and Servicing Agmt.

Lower-Tier			Corresponding Pool or
REMIC Interest		Initial Class	Corresponding Class
Designation	Interest Rate	Principal Amount	of Certificates
LT-Pool 1	(1)	(7)	1
LT-Pool 1 PSA	(1)	(8)	1
LT-Pool 2	(2)	(7)	2
LT-Pool 2 PSA	(2)	(8)	2
LT-Pool 3	(3)	(7)	3
LT-Pool 3 PSA	(3)	(8)	3
LT-Pool 4	(4)	(7)	4
LT-Pool 4 PSA	(4)	(8)	4
LT-Pool 5	(5)	(7)	5
LT-Pool 5 PSA	(5)	(8)	5
LT-R	(6)	(6)	Class LT-R

(1)	The interest rate with respect to any Distribution Date (and the related Accrual Period) for each of these Lower-Tier Interests will be a per annum rate equal to the Pool 1 Net WAC.

(2)	The interest rate with respect to any Distribution Date (and the related Accrual Period) for each of these Lower-Tier Interests will be a per annum rate equal to the Pool 2 Net WAC.

(3)	The interest rate with respect to any Distribution Date (and the related Accrual Period) for each of these Lower-Tier Interests will be a per annum rate equal to the Pool 3 Net WAC.

(4)	The interest rate with respect to any Distribution Date (and the related Accrual Period) for each of these Lower-Tier Interests will be a per annum rate equal to the Pool 4 Net WAC.

(5)	The interest rate with respect to any Distribution Date (and the related Accrual Period) for each of these Lower-Tier Interests will be a per annum rate equal to the Pool 5 Net WAC.

(6)	The LT-R Interest is the sole class of residual interest in the Lower-Tier REMIC. It does not have a principal balance and does not bear interest.

(7)	The Class Principal Amount with respect to any Distribution Date (and the related Accrual Period) for each of these Lower-Tier Interests will be an amount equal to the excess of (i) the Aggregate Stated Principal Balance of the Corresponding Pool over (ii) the Class Principal Amount of the Lower Tier Interest having “PSA” in its designation that corresponds to the same Mortgage Pool.

(8)	The Class Principal Amount with respect to any Distribution Date (and the related Accrual Period) for each of these Lower-Tier Interests will be an amount equal to one percent of the Pool Subordinate Amount of the Corresponding Pool.
     On each Distribution Date, the Available Distribution Amount distributable as interest shall be distributed as interest with respect to the Lower-Tier Interests based on the interest rates described above. On each Distribution Date, Interest Shortfalls shall be allocated among the related Lower-Tier Interests based on the relative amounts of interest otherwise accrued for the related Accrual Period on each such Lower-Tier Interest.
          On each Distribution Date, the remaining Available Distribution Amount shall be distributed as principal on the Lower-Tier Interests as follows:

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(1)	first, from the remaining Available Distribution Amount for Pool 1, to the LT-Pool 1 PSA Interest until its Class Principal Amount equals one percent of the Pool Subordinate Amount for Pool 1 after such Distribution Date;

(2)	second, from the remaining Available Distribution Amount for Pool 2, to the LT-Pool 2 PSA Interest until its Class Principal Amount equals one percent of the Pool Subordinate Amount for Pool 2 after such Distribution Date;

(3)	third, from the remaining Available Distribution Amount for Pool 3, to the LT-Pool 3 PSA Interest until its Class Principal Amount equals one percent of the Pool Subordinate Amount for Pool 3 after such Distribution Date;

(4)	fourth, from the remaining Available Distribution Amount for Pool 4, to the LT-Pool 4 PSA Interest until its Class Principal Amount equals one percent of the Pool Subordinate Amount for Pool 4 after such Distribution Date;

(5)	fifth, from the remaining Available Distribution Amount for Pool 5, to the LT-Pool 5 PSA Interest until its Class Principal Amount equals one percent of the Pool Subordinate Amount for Pool 5 after such Distribution Date;

(6)	sixth, to the LT-Pool 1 PSA, LT-Pool 2 PSA, LT-Pool 3 PSA, LT-Pool 4 PSA or LT-Pool 5 PSA Interest, from the remaining Available Distribution Amount, the minimum amount necessary to cause the ratio of the Class Principal Amount of each such Lower-Tier REMIC Interest to the sum of the Class Principal Amounts of the other four such Lower-Tier REMIC Interests to equal the ratio of the Pool Subordinate Amount related to such interest to the sum of the Pool Subordinate Amounts related to the other four Lower-Tier REMIC Interests immediately after such Distribution Date;

(7)	seventh, from the remaining Available Distribution Amount for Pool 1, to the LT-Pool 1 Interest, until its Class Principal Amount is reduced to zero;

(8)	eighth, from the remaining Available Distribution Amount for Pool 2, to the LT-Pool 2 Interest, until its Class Principal Amount is reduced to zero;

(9)	ninth, from the remaining Available Distribution Amount for Pool 3, to the LT-Pool 3 Interest, until its Class Principal Amount is reduced to zero;

(10)	tenth, from the remaining Available Distribution Amount for Pool 4, to the LT-Pool 4 Interest, until its Class Principal Amount is reduced to zero;

(11)	eleventh, from the remaining Available Distribution Amount for Pool 5, to the LT-Pool 5 Interest, until its Class Principal Amount is reduced to zero; and

(12)	finally, to the Class LT-R Interest, any remaining amounts.
     The Certificates and the Upper-Tier REMIC

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     The following table sets forth (or describes) the Class designation, Certificate Interest Rate, initial Class Principal Amount and minimum denomination for each Class of Certificates comprising interests in the Trust Fund created hereunder.

		Initial Class	Minimum
	Certificate	Class Principal	Denominations or
Class Designation	Interest Rate	Amount	Percentage Interest
Class 1-A1	(1)	$47,248,000.00	$25,000.00
Class 1-A2	(1)	$5,250,000.00	$25,000.00
Class 1-AR	(1)	$100.00	100%
Class 2-A1	(2)	$401,767,000.00	$25,000.00
Class 2-A2	(2)	$44,641,000.00	$25,000.00
Class 3-A1	(3)	$58,664,000.00	$25,000.00
Class 3-A2	(3)	$6,518,000.00	$25,000.00
Class 4-A1	(4)	$98,689,000.00	$25,000.00
Class 4-A2	(4)	$10,965,000.00	$25,000.00
Class 5-A1	(5)	$158,861,000.00	$25,000.00
Class 5-A2	(5)	$17,651,000.00	$25,000.00
Class B-1	(6)	$18,600,000.00	$100,000.00
Class B-2	(6)	$6,200,000.00	$100,000.00
Class B-3	(6)	$3,985,000.00	$100,000.00
Class B-4	(6)	$2,215,000.00	$100,000.00
Class B-5	(6)	$2,214,000.00	$100,000.00
Class B-6	(6)	$2,213,939.48	$100,000.00
Class LT-R	(7)	(7)	100%

(1)	The Certificate Interest Rate with respect to any Distribution Date (and the related Accrual Period) for the Class 1-A1, Class 1-A2 and Class 1-AR Certificates will equal the Pool 1 Net WAC.

(2)	The Certificate Interest Rate with respect to any Distribution Date (and the related Accrual Period) for the Class 2-A1 and Class 2-A2 Certificates will equal the Pool 2 Net WAC.

(3)	The Certificate Interest Rate with respect to any Distribution Date (and the related Accrual Period) for the Class 3-A1 and Class 3-A2 Certificates will equal the Pool 3 Net WAC.

(4)	The Certificate Interest Rate with respect to any Distribution Date (and the related Accrual Period) for the Class 4-A1 and Class 4-A2 Certificates will equal the Pool 4 Net WAC.

(5)	The Certificate Interest Rate with respect to any Distribution Date (and the related Accrual Period) for the Class 5-A1 and Class 5-A2 Certificates will equal the Pool 5 Net WAC.

(6)	The Certificate Interest Rates with respect to any Distribution Date (and the related Accrual Period) for the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates will equal the Subordinate Net WAC.

(7)	The Class LT-R Certificate does not have a Class Principal Amount or a Certificate Interest Rate.

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Pooling and Servicing Agmt.

     As of the Cut-off Date, the Mortgage Loans had an Aggregate Stated Principal Balance of $885,682,039.48
     In consideration of the mutual agreements herein contained, the Depositor, the Master Servicer, the Securities Administrator and the Trustee hereby agree as follows.
ARTICLE I
DEFINITIONS
     Section 1.01 Definitions. The following words and phrases, unless the context otherwise requires, shall have the following meanings:
     10-K Filing Deadline: As defined in Section 6.21(b)(i) hereof.
     Accepted Servicing Practices: With respect to any Mortgage Loan, those mortgage servicing practices of prudent mortgage lending institutions which service mortgage loans of the same type as such Mortgage Loan in the jurisdiction where the related Mortgaged Property is located.
     Accountant: A Person engaged in the practice of accounting who (except when this Agreement provides that an Accountant must be Independent) may be employed by or affiliated with the Depositor or an Affiliate of the Depositor.
     Accountant’s Attestation: As defined in Section 6.24.
     Accrual Period: With respect to any Distribution Date and any Class of Certificates and to each Lower-Tier Interest is the calendar month preceding the month in which the Distribution Date occurs. Interest shall accrue on all Classes of Certificates and on all Lower-Tier Interests on the basis of a 360-day year consisting of twelve 30-day months.
     Acknowledgements: The Assignment, Assumption and Recognition Agreements, each dated March 30, 2007, assigning rights under the Purchase Agreements and the Servicing Agreements from the Seller to the Depositor and from the Depositor to the Trustee, for the benefit of the Certificateholders.
     Additional Collateral: With respect to any Additional Collateral Mortgage Loan, the marketable securities and other acceptable collateral pledged as collateral pursuant to the related pledge agreements.
     Additional Collateral Mortgage Loan: Each Mortgage Loan identified as such in the Mortgage Loan Schedule.
     Additional Form 10-D Disclosure: As defined in Section 6.21(a)(i).
     Additional Form 10-K Disclosure: As defined in Section 6.21(b)(i).

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Pooling and Servicing Agmt.

     Additional Servicer: Each affiliate of a Servicer that Services any of the Mortgage Loans and each Person who is not an affiliate of the Depositor, who Services 10% or more of the Mortgage Loans (measured by aggregate Stated Principal Balance of the Mortgage Loans, annually at the commencement of the calendar year prior to the year in which an Item 1123 Certificate is required to be delivered). For clarification purposes, the Master Servicer and the Securities Administrator are Additional Servicers.
     Adjustment Date: As to any Mortgage Loan, the date on which the related Mortgage Rate adjusts in accordance with the terms of the related Mortgage Note.
     Advance: With respect to a Mortgage Loan, the payments required to be made by the Master Servicer or the applicable Servicer with respect to any Distribution Date pursuant to this Agreement or the Servicing Agreements, as applicable, the amount of any such payment being equal to the aggregate of the payments of principal and interest (net of the Master Servicing Fee and/or the applicable Servicing Fee and net of any net income in the case of any REO Property) on the Mortgage Loans that were due on the related Due Date and not received as of the close of business on the related Determination Date, less the aggregate amount of any such delinquent payments that the Master Servicer or the Servicers have determined would constitute Nonrecoverable Advances if advanced.
     Adverse REMIC Event: Either (i) loss of status as a REMIC, within the meaning of Section 860D of the Code, for any group of assets identified as a REMIC in the Preliminary Statement to this Agreement, or (ii) imposition of any tax, including the tax imposed under Section 860F(a)(1) on prohibited transactions, and the tax imposed under Section 860G(d) on certain contributions to a REMIC, on any REMIC created hereunder to the extent such tax would be payable from assets held as part of the Trust Fund.
     Affiliate: With respect to any specified Person, any other Person controlling or controlled by or under common control with such specified Person. For the purposes of this definition, “control” when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms “controlling” and “controlled” have meanings correlative to the foregoing.
     Aggregate Expense Rate: With respect to any Mortgage Loan, the sum of the Master Servicing Fee Rate, the applicable Servicing Fee Rate and the premium rate of any lender-paid Primary Mortgage Insurance Policy, expressed as an annual rate.
     Aggregate Senior Percentage: As to any Distribution Date, the percentage equivalent of a fraction, the numerator of which is the aggregate of the Class Principal Amounts of the Class 1-A1, Class 1-A2, Class 1-AR, Class 2-A1, Class 2-A2, Class 3-A1, Class 3-A2, Class 4-A1, Class 4-A2, Class 5-A1 and Class 5-A2 Certificates and the denominator of which is the Aggregate Stated Principal Balance for such date, but in no event greater than 100%.
     Aggregate Stated Principal Balance: As to any Distribution Date, the aggregate of the Stated Principal Balances for all Mortgage Loans (and when such term is used with respect to a

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particular Mortgage Pool, the aggregate of the Stated Principal Balances of the Mortgage Loans in such Mortgage Pool) which were outstanding on the Due Date in the month preceding the month of such Distribution Date.
     Aggregate Subordinate Percentage: As to any Distribution Date, the excess of 100% over the Aggregate Senior Percentage for such Distribution Date, but in no event less than zero.
     Aggregate Voting Interests: The aggregate of the Voting Interests of all the Certificates under this Agreement.
     Agreement: This Pooling and Servicing Agreement and all amendments and supplements hereto.
     Applicable Credit Support Percentage: As to any Class of Subordinate Certificates and any Distribution Date, the sum of the Class Percentages of all Classes of Certificates that rank lower in priority than such Class.
     Apportioned Principal Balance: As to any Distribution and each Class of Subordinate Certificates, the Class Principal Amount thereof multiplied by a fraction, the numerator of which is the applicable Pool Subordinate Amount (i.e., the Pool 1 Subordinate Amount, the Pool 2 Subordinate Amount, the Pool 3 Subordinate Amount, the Pool 4 Subordinate Amount or the Pool 5 Subordinate Amount, as the case may require), and the denominator of which is the sum of the Pool Subordinate Amounts, in each case, on such date.
     Appraised Value: With respect to any Mortgage Loan, the Appraised Value of the related Mortgaged Property shall be: (i) with respect to a Mortgage Loan other than a Refinancing Mortgage Loan, the lesser of (a) the value of the Mortgaged Property based upon the appraisal made at the time of the origination of such Mortgage Loan and (b) the sales price of the Mortgaged Property at the time of the origination of such Mortgage Loan; and (ii) with respect to a Refinancing Mortgage Loan, the value of the Mortgaged Property based upon the appraisal made at the time of the origination of such Refinancing Mortgage Loan.
     Assessment of Compliance: As defined in Section 6.23(a).
     Assignment of Mortgage: An assignment of the Mortgage, notice of transfer or equivalent instrument, in recordable form, sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect the sale of the Mortgage to the Trustee, which assignment, notice of transfer or equivalent instrument may be in the form of one or more blanket assignments covering the Mortgage Loans secured by Mortgaged Properties located in the same jurisdiction, if permitted by law; provided, however, that the Trustee shall not be responsible for determining whether any such assignment is in recordable form.
     Authenticating Agent: Any authenticating agent appointed by the Trustee pursuant to Section 6.10 until any successor authenticating agent for the Certificates is named, and thereafter “Authenticating Agent” shall mean any such successor. The initial Authenticating Agent shall be the Securities Administrator under this Agreement.

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Pooling and Servicing Agmt.

     Authorized Officer: Any Person who may execute an Officer’s Certificate on behalf of the Depositor.
     Available Distribution Amount: With respect to any Distribution Date and each Mortgage Pool, the total amount of all cash, including the Redemption Price (if applicable) received by the Master Servicer on the Mortgage Loans in such Mortgage Pool from each Servicer or otherwise through the Distribution Account Deposit Date for deposit into the Distribution Account in respect of such Distribution Date, including (1) all scheduled installments of interest (net of the related Servicing Fees and Master Servicing Fees) and principal collected on the related Mortgage Loans and due during the Due Period related to such Distribution Date, together with any Advances in respect thereof, (2) all Insurance Proceeds, Liquidation Proceeds, Subsequent Recoveries and the proceeds of any Additional Collateral from the related Mortgage Loans, in each case for such Distribution Date, (3) all partial or full Principal Prepayments, together with any accrued interest thereon, identified as having been received from the related Mortgage Loans during the related Prepayment Period, (4) any amounts paid by the Master Servicer and/or received from the Servicers in respect of Prepayment Interest Shortfalls with respect to the related Mortgage Loans; and (5) the aggregate Purchase Price of all Defective Mortgage Loans in such Mortgage Pool purchased from the Trust Fund during the related Prepayment Period, minus:
(A) an amount equal to the product of (a) the applicable Pool Percentage and (b) the sum of (i) all related fees, charges and other amounts (other than the Master Servicing Fees) payable or reimbursable to the Master Servicer, the Securities Administrator and the Trustee under this Agreement (subject to an aggregate maximum amount of $300,000 annually (per year from the Closing Date to the first anniversary of the Closing Date and each subsequent anniversary year thereafter) to be paid to such parties collectively, whether from collections from Pool 1, Pool 2, Pool 3, Pool 4 or Pool 5, in the order claims for payment of such amounts are received by the Securities Administrator, provided, however, that if a claim is presented for an amount that, when combined with the amount of prior claims paid during that year, would exceed $300,000, then only a portion of such claim will be paid that will make the total amount paid during that year equal to $300,000 and the excess remaining unpaid, together with any additional claims received during that year, will be deferred until the following anniversary year and if the total amount of such deferred claims exceeds $300,000 then payment in such following anniversary year (and each subsequent anniversary year as may be needed until such deferred claims are paid in full) shall be apportioned between the Master Servicer and the Securities Administrator, on the one hand, and the Trustee on the other hand, in proportion to the aggregate amount of deferred claims submitted by such group as of the last day of the prior year, and (ii) all charges and other amounts payable to the Servicers under the Servicing Agreements;
(B) in the case of (2), (3), (4) and (5) above, any related unreimbursed expenses incurred by the related Servicers in connection with a liquidation or

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foreclosure and any unreimbursed Advances or Servicer Advances due to the Master Servicer or the related Servicers;
(C) any related unreimbursed Nonrecoverable Advances due to the Master Servicer or the Servicers; and
(D) in the case of (1) through (4) above, any related amounts collected which are determined to be attributable to a subsequent Due Period or Prepayment Period.
     Back-Up Certification: As defined in Section 6.21(e).
     Bankruptcy: As to any Person, the making of an assignment for the benefit of creditors, the filing of a voluntary petition in bankruptcy, adjudication as a bankrupt or insolvent, the entry of an order for relief in a bankruptcy or insolvency proceeding, the seeking of reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief, or seeking, consenting to or acquiescing in the appointment of a trustee, receiver or liquidator, dissolution, or termination, as the case may be, of such Person pursuant to the provisions of either the Bankruptcy Code or any other similar state laws.
     Bankruptcy Code: The United States Bankruptcy Code of 1986, as amended.
     BBA: The British Banker’s Association.
     Benefit Plan Opinion: An Opinion of Counsel satisfactory to the Certificate Registrar to the effect that any proposed transfer will not (i) cause the assets of the Trust Fund to be regarded as plan assets for purposes of the Plan Asset Regulations or (ii) give rise to any fiduciary duty on the part of the Depositor or the Trustee.
     Book-Entry Certificates: Beneficial interests in Certificates designated as “Book-Entry Certificates” in this Agreement, ownership and transfers of which shall be evidenced or made through book entries by a Clearing Agency as described in Section 3.09; provided, that after the occurrence of a Book-Entry Termination whereupon book-entry registration and transfer are no longer permitted and Definitive Certificates are to be issued to Certificate Owners, such Book-Entry Certificates shall no longer be “Book-Entry Certificates.” As of the Closing Date, the following Classes of Certificates constitute Book-Entry Certificates: Class 1-A1, Class 1-A2, Class 2-A1, Class 2-A2, Class 3-A1, Class 3-A2, Class 4-A1, Class 4-A2, Class 5-A1, Class 5-A2, Class B-1, Class B-2 and Class B-3.
     Book-Entry Termination: As defined in Section 3.09(c).
     Business Day: Any day other than (i) a Saturday or a Sunday or (ii) a day on which banking institutions in New York, New York or, if other than New York, the city in which the Corporate Trust Office of the Trustee is located, or the States of Maryland or Minnesota, are authorized or obligated by law or executive order to be closed.

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     Certificate: Any one of the certificates signed by the Trustee and authenticated by the Securities Administrator as Authenticating Agent in substantially the forms attached hereto as Exhibit A.
     Certificate Group: Each of the Group 1 Certificates, the Group 2 Certificates, the Group 3 Certificates, the Group 4 Certificates and the Group 5 Certificates.
     Certificate Interest Rate: With respect to each Class of Certificates and any Distribution Date, the applicable per annum rate described in the Preliminary Statement to this Agreement.
     Certificate Owner: With respect to a Book-Entry Certificate, the Person who is the owner of such Book-Entry Certificate, as reflected on the books of the Clearing Agency, or on the books of a Person maintaining an account with such Clearing Agency (directly or as an indirect participant, in accordance with the rules of such Clearing Agency).
     Certificate Principal Amount: With respect to any Certificate (other than any Interest-Only Certificate), at the time of determination, the maximum specified dollar amount of principal to which the Holder thereof is then entitled hereunder, such amount being equal to the initial principal amount set forth on the face of such Certificate, less (i) the amount of all principal distributions previously made with respect to such Certificate; (ii) all Realized Losses allocated to such Certificate; provided, however, that on any Distribution Date on which a Subsequent Recovery is distributed, the Certificate Principal Amount of any Certificate then outstanding to which a Realized Loss amount has been applied will be increased sequentially, in order of seniority, by an amount equal to the lesser of (A) the Realized Loss amount previously allocated to that Certificate and (B) any Subsequent Recovery allocable to such Certificate after application (for this purpose) to more senior Classes of Certificates            pursuant to this Agreement and (iii) in the case of a Subordinate Certificate, any Subordinate Certificate Writedown Amount allocated to such Certificates. For purposes of Article V hereof, unless specifically provided to the contrary, Certificate Principal Amounts shall be determined as of the close of business of the immediately preceding Distribution Date, after giving effect to all distributions made on such date. Interest-Only Certificates, if applicable, are issued without Certificate Principal Amounts.
     Certificate Register and Certificate Registrar: The register maintained and the registrar appointed pursuant to Section 3.02. The Securities Administrator will act as the initial Certificate Registrar.
     Certificateholder: The meaning provided in the definition of “Holder.”
     Certification Parties: As defined in Section 6.21(e).
     Certifying Person: As defined in Section 6.21(e).
     Civil Relief Act: The Servicemembers Civil Relief Act, as amended, or any similar state or local law.

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     Class: Collectively, Certificates bearing the same class designation. In the case of the Lower-Tier REMIC, the term “Class” refers to all Lower-Tier Interests having the same alphanumeric designation.
     Class 1-AR Certificate: The Class 1-AR Certificate executed by the Trustee, and authenticated and delivered by the Authenticating Agent, substantially in the form annexed hereto as Exhibit A, and evidencing the ownership of the residual interest in the Upper-Tier REMIC.
     Class LT-R Certificate: The Class LT-R Certificate executed by the Trustee and authenticated and delivered by the Authenticating Agent, substantially in the form annexed as Exhibit A and evidencing ownership of the LT-R Interest.
     Class Notional Amount: Not applicable.
     Class Principal Amount: With respect to each Class of Certificates (other than any Interest-Only Certificate), the aggregate of the Certificate Principal Amounts of all Certificates of such Class at the date of determination. With respect to any Lower-Tier Interest, the initial Class Principal Amount as shown or described in the table set forth in the Preliminary Statement to this Agreement for the issuing REMIC, as reduced by principal distributed with respect to such Lower-Tier Interest and Realized Losses allocated to such Lower-Tier Interest at the date of determination.
     Class Subordination Percentage: With respect to each Class of Subordinate Certificates, for each Distribution Date, the percentage obtained by dividing the Class Principal Amount of such Class immediately prior to such Distribution Date by the aggregate of the Class Principal Amounts of all Classes of Certificates immediately prior to such Distribution Date.
     Class X Certificates: Not applicable.
     Clearing Agency: An organization registered as a “clearing agency” pursuant to Section 17A of the Exchange Act. As of the Closing Date, the Clearing Agency shall be The Depository Trust Company.
     Clearing Agency Participant: A broker, dealer, bank, other financial institution or other Person for whom from time to time a Clearing Agency effects book-entry transfers and pledges of securities deposited with the Clearing Agency.
     Closing Date: March 30, 2007.
     Code: The Internal Revenue Code of 1986, as amended, and as it may be further amended from time to time, any successor statutes thereto, and applicable U.S. Department of Treasury regulations issued pursuant thereto in temporary or final form.
     Collection Accounts: Each collection account (other than an Escrow Account) established and maintained by a Servicer pursuant to a Servicing Agreement.

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Pooling and Servicing Agmt.

     Commission: U.S. Securities and Exchange Commission.
     Compensating Interest Payment: As to any Distribution Date, the lesser of (1) the Master Servicing Fee for such date and (2) any Prepayment Interest Shortfall for such date.
     Component: Not applicable.
     Component Interest Rate: Not applicable.
     Component Notional Amount: Not applicable.
     Cooperative Corporation: The entity that holds title (fee or an acceptable leasehold estate) to the real property and improvements constituting the Cooperative Property and which governs the Cooperative Property, which Cooperative Corporation must qualify as a Cooperative Housing Corporation under Section 216 of the Code.
     Cooperative Loan: Any Mortgage Loan secured by Cooperative Shares and a Proprietary Lease.
     Cooperative Property: The real property and improvements owned by the Cooperative Corporation, that includes the allocation of individual dwelling units to the holders of the shares of the Cooperative Corporation.
     Cooperative Shares: Shares issued by a Cooperative Corporation.
     Corporate Trust Office: With respect to the Trustee, the principal corporate trust office of the Trustee located at 452 Fifth Avenue, New York, New York 10018, Attention: Trustee Sequoia Mortgage Trust 2007-1, or at such other address as the Trustee may designate from time to time by notice to the Certificateholders, the Depositor, the Master Servicer and the Securities Administrator or the principal corporate trust office of any successor Trustee. With respect to the Certificate Registrar and presentment of Certificates for registration of transfer, exchange or final payment, Wells Fargo Bank, N.A., Sixth Street and Marquette Avenue, Minneapolis, Minnesota 55479, Attention: Sequoia Mortgage Trust 2007-1.
     Corresponding Class of Certificates: With respect to each Lower-Tier Interest, the Class or Classes of Certificates appearing opposite such Lower-Tier Interest, as described in the Preliminary Statement to this Agreement.
     Credit Support Depletion Date: The first Distribution Date, if any, on which the aggregate of the Class Principal Amounts of the Subordinate Certificates has been reduced to zero.
     Current Interest: With respect to each Class of Certificates and any Distribution Date, the aggregate amount of interest accrued at the applicable Certificate Interest Rate during the related Accrual Period on the Class Principal Amount of such Class immediately prior to such Distribution Date.

213965 Sequoia 2007-1
Pooling and Servicing Agmt.

     Custodian: A Person who is at anytime appointed by the Trustee and the Depositor as a custodian of all or a portion of the Mortgage Documents and the related Trustee Mortgage Files and listed on the Mortgage Loan Schedule as the Custodian of such Mortgage Documents and related Trustee Mortgage Files. The initial Custodian is Wells Fargo Bank, N.A.
     Custody Agreement: The Custody Agreement, dated as of March 1, 2007, among the Depositor, the Seller, the Trustee and Wells Fargo Bank, N.A., as Custodian. A copy of the Custody Agreement is attached hereto as Exhibit D.
     Cut-off Date: March 1, 2007.
     Cut-off Date Balance: With respect to the Mortgage Loans in the Trust Fund on the Closing Date, the Aggregate Stated Principal Balance as of the Cut-off Date.
     Debt Service Reduction: With respect to any Mortgage Loan, a reduction by a court of competent jurisdiction in a proceeding under the Bankruptcy Code in the Scheduled Payment for such Mortgage Loan which became final and non-appealable, except such a reduction resulting from a Deficient Valuation or any reduction that results in a permanent forgiveness of principal.
     Defective Mortgage Loan: The meaning specified in Section 2.04.
     Deficient Valuation: With respect to any Mortgage Loan, a valuation of the related Mortgaged Property by a court of competent jurisdiction in an amount less than the then outstanding indebtedness under the Mortgage Loan, or any reduction in the amount of principal to be paid in connection with any Scheduled Payment that results in a permanent forgiveness of principal, which valuation or reduction results from an order of such court which is final and non-appealable in a proceeding under the Bankruptcy Code.
     Definitive Certificate: A Certificate of any Class issued in definitive, fully registered, certificated form.
     Deleted Mortgage Loan: As defined in the applicable Purchase Agreement.
     Delinquent: Any Mortgage Loan with respect to which the Scheduled Payment due on a Due Date is not received, based on the MBS method of calculating delinquency.
     Depositor: Sequoia Residential Funding, Inc., a Delaware corporation having its principal place of business in California, or its successors in interest.
     Determination Date: With respect to each Distribution Date, the 18th day of the month in which such Distribution Date occurs, or, if such 18th day is not a Business Day, the next succeeding Business Day; provided, however, that with respect to a Servicer, the Determination Date is the date set forth in the related Servicing Agreement.
     Disqualified Organization: A “disqualified organization” as defined in Section 860E(e)(5) of the Code.

213965 Sequoia 2007-1
Pooling and Servicing Agmt.

     Distribution Account: The separate Eligible Account created and maintained by the Securities Administrator, on behalf of the Trustee, pursuant to Section 4.01. Funds in the Distribution Account (exclusive of any earnings on investments made with funds deposited in the Distribution Account) shall be held in trust for the Trustee and the Certificateholders for the uses and purposes set forth in this Agreement.
     Distribution Account Deposit Date: The 18th day of each calendar month after the initial issuance of the Certificates or, if such 18th day is not a Business Day, the immediately preceding Business Day, commencing in April 2007.
     Distribution Date: The 20th day of each month or, if such 20th day is not a Business Day, the next succeeding Business Day, commencing in April 2007.
     Distribution Date Statement: As defined in Section 4.04.
     Due Date: With respect to any Mortgage Loan, the date on which a Scheduled Payment is due under the related Mortgage Note as indicated in the applicable Servicing Agreement.
     Due Period: As to any Distribution Date, the period beginning on the second day of the month preceding the month of such Distribution Date, and ending on the first day of the month of such Distribution Date.
     Effective Loan-to-Value Ratio: A fraction, expressed as a percentage, the numerator of which is the original Stated Principal Balance of the Mortgage Loan, less the amount of Additional Collateral required to secure such Mortgage Loan at the time of origination, if any, and the denominator of which is the Appraised Value of the related Mortgage Property at such date.
     Eligible Account: Any of (i) an account or accounts maintained with a federal or state chartered depository institution or trust company the short-term unsecured debt obligations of which (or, in the case of a depository institution or trust company that is the principal subsidiary of a holding company, the debt obligations of such holding company) have the highest short-term ratings of each Rating Agency at the time any amounts are held on deposit therein, or (ii) an account or accounts in a depository institution or trust company in which such accounts are insured by the FDIC or the SAIF (to the limits established by the FDIC or the SAIF) and the uninsured deposits in which accounts are otherwise secured such that, as evidenced by an Opinion of Counsel delivered to the Trustee, the Securities Administrator and to each Rating Agency, the Certificateholders have a claim with respect to the funds in such account or a perfected first priority security interest against any collateral (which shall be limited to Permitted Investments) securing such funds that is superior to claims of any other depositors or creditors of the depository institution or trust company in which such account is maintained, or (iii) a trust account or accounts maintained with the trust department of a federal or state chartered depository institution or trust company, acting in its fiduciary capacity or (iv) any other account acceptable to each Rating Agency. Eligible Accounts may bear interest, and may include, if otherwise qualified under this definition, accounts maintained with the Trustee, the Paying Agent, the Securities Administrator or the Master Servicer.

213965 Sequoia 2007-1
Pooling and Servicing Agmt.

     ERISA: The Employee Retirement Income Security Act of 1974, as amended.
     ERISA-Qualifying Underwriting: A best efforts or firm commitment underwriting or private placement that meets the requirements of an Underwriter’s Exemption.
     ERISA-Restricted Certificate: The Class 1-AR, Class LT-R, Class B-4, Class B-5 or Class B-6 Certificates, any Retained Certificates until such Retained Certificates have been subject to an ERISA-Qualifying Underwriting and any Certificate that does not satisfy the applicable rating requirement under the Underwriter’s Exemption.
     Escrow Account: As defined in Section 1 of each Servicing Agreement.
     Event of Default: Any one of the conditions or circumstances enumerated in Section 6.14.
     Exchange Act: The Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.
     Fannie Mae: The Federal National Mortgage Association, a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act, or any successor thereto.
     FDIC: The Federal Deposit Insurance Corporation or any successor thereto.
     FHLMC: The Federal Home Loan Mortgage Corporation, a corporate instrumentality of the United States created and existing under Title III of the Emergency Home Finance Act of 1970, as amended, or any successor thereto.
     Fitch Ratings: Fitch, Inc., or any successor in interest.
     Form 8-K Disclosure Information: As defined in Section 6.21(c)(i).
     Global Securities: The global certificates representing the Book-Entry Certificates.
     Group 1: All of the Group 1 Certificates.
     Group 1 Certificate: Any Class 1-A1, Class 1-A2 or Class 1-AR Certificate.
     Group 2: All of the Group 2 Certificates.
     Group 2 Certificate: Any Class 2-A1 or Class 2-A2 Certificate.
     Group 3: All of the Group 3 Certificates.
     Group 3 Certificate: Any Class 3-A1 or Class 3-A2 Certificate.
     Group 4: All of the Group 4 Certificates.

213965 Sequoia 2007-1
Pooling and Servicing Agmt.

     Group 4 Certificate: Any Class 4-A1 or Class 4-A2 Certificate.
     Group 5: All of the Group 5 Certificates.
     Group 5 Certificate: Any Class 5-A1 or Class 5-A2 Certificate.
     Holder or Certificateholder: The registered owner of any Certificate as recorded on the books of the Certificate Registrar except that, solely for the purposes of taking any action or giving any consent pursuant to this Agreement, any Certificate registered in the name of the Depositor, the Trustee, the Master Servicer, the Securities Administrator and any Servicer, or any Affiliate thereof shall be deemed not to be outstanding in determining whether the requisite percentage necessary to effect any such consent has been obtained, except that, in determining whether the Trustee shall be protected in relying upon any such consent, only Certificates which a Responsible Officer of the Trustee knows to be so owned shall be disregarded. The Trustee, the Certificate Registrar and the Securities Administrator may request and conclusively rely on certifications by the Depositor, the Master Servicer, the Securities Administrator or any Servicer in determining whether any Certificates are registered to an Affiliate of the Depositor, the Master Servicer, the Securities Administrator or any Servicer.
     HUD: The United States Department of Housing and Urban Development, or any successor thereto.
     Independent: When used with respect to any Accountants, a Person who is “independent” within the meaning of Rule 2-01(b) of the Securities and Exchange Commission’s Regulation S-X. When used with respect to any other Person, a Person who (a) is in fact independent of another specified Person and any Affiliate of such other Person, (b) does not have any material direct financial interest in such other Person or any Affiliate of such other Person, and (c) is not connected with such other Person or any Affiliate of such other Person as an officer, employee, promoter, underwriter, trustee, partner, director or Person performing similar functions.
     Index: As to each Mortgage Loan, the index from time to time in effect for adjustment of the Mortgage Rate as set forth as such on the related Mortgage Note.
     Initial Trust Receipt. With respect to any Mortgage Loan, as defined in the Custody Agreement.
     Insurance Policy: With respect to any Mortgage Loan, any insurance policy, including all names and endorsements thereto in effect, including any replacement policy or policies for any Insurance Policies.
     Insurance Proceeds: Proceeds paid by any Insurance Policy (excluding proceeds required to be applied to the restoration and repair of the related Mortgaged Property or released to the Mortgagor), in each case other than any amount included in such Insurance Proceeds in respect of Insured Expenses and (i) the proceeds from any Limited Purpose Surety Bond.

213965 Sequoia 2007-1
Pooling and Servicing Agmt.

     Insured Expenses: Expenses covered by an Insurance Policy or any other insurance policy with respect to the Mortgage Loans.
     Interest Distribution Amount: For each Class of Certificates on any Distribution Date, the Current Interest for such Class as reduced by such Class’s share of Net Prepayment Interest Shortfalls and Relief Act Shortfalls. Any such shortfalls and reductions shall be allocated among the Group 1 Certificates, Group 2 Certificates, Group 3 Certificates, Group 4 Certificates, Group 5 Certificates and to all Classes of Subordinate Certificates proportionately based on the amount of Net Prepayment Interest Shortfalls and Relief Act Shortfalls experienced by the related Mortgage Pool and related Current Interest otherwise distributable thereon on such Distribution Date, in the case of the Subordinate Certificates, the amount of Net Prepayment Interest Shortfalls and Relief Act Shortfalls experienced by all the Mortgage Loans and interest accrued on their Apportioned Principal Balances before taking into account any reductions in such amounts from shortfalls for that Distribution Date.
     Interest-Only Certificates: Not applicable.
     Interest Shortfall: As to any Class of Certificates and any Distribution Date, (i) the amount by which the Interest Distribution Amount for such Class on such Distribution Date and all prior Distribution Dates exceeds (ii) amounts distributed in respect thereof to such Class on prior Distribution Dates.
     Interest Transfer Amount: For any Distribution Date and for any Undercollateralized Group, an amount equal to one month’s interest on the applicable Principal Transfer Amount at the Pool 1 Net WAC (if Pool 1 is an Undercollateralized Group), the Pool 2 Net WAC (if Pool 2 is an Undercollateralized Group), the Pool 3 Net WAC (if Pool 3 is an Undercollateralized Group), the Pool 4 Net WAC (if Pool 4 is an Undercollateralized Group) or the Pool 5 Net WAC (if Pool 5 is an Undercollateralized Group), plus any interest accrued on such Undercollateralized Group remaining unpaid from prior Distribution Dates.
     Intervening Assignments: The original intervening assignments of the Mortgage, notices of transfer or equivalent instrument.
     Item 1123 Certificate: As defined in Section 6.22.
     Latest Possible Maturity Date: The Distribution Date occurring in February 2047.
     Limited Purpose Surety Bond: Any Limited Purpose Surety Bond listed in Exhibit G.
     Liquidated Mortgage Loan: With respect to any Distribution Date, a defaulted Mortgage Loan (including any REO Property) which was liquidated in the calendar month preceding the month of such Distribution Date and as to which the related Servicer has certified (in accordance with its Servicing Agreement) that it has received all amounts it expects to receive in connection with the liquidation of such Mortgage Loan including the final disposition of an REO Property.
     Liquidation Proceeds: Amounts, including Insurance Proceeds, received in connection with the partial or complete liquidation of defaulted Mortgage Loans, whether through trustee’s

213965 Sequoia 2007-1
Pooling and Servicing Agmt.

sale, foreclosure sale or otherwise or amounts received in connection with any condemnation or partial release of a Mortgaged Property and any other proceeds received in connection with an REO Property.
     Loan-To-Value Ratio: With respect to any Mortgage Loan and as to any date of determination, the fraction (expressed as a percentage) the numerator of which is the principal balance of the related Mortgage Loan at such date of determination and the denominator of which is the Appraised Value of the related Mortgaged Property.
     Lower-Tier Interest: Any one of the interests in the Lower-Tier REMIC as described in the Preliminary Statement to this Agreement.
     Lower-Tier REMIC: As described in the Preliminary Statement to this Agreement.
     LT-R Interest: The residual interest in the Lower-Tier REMIC, as described in the Preliminary Statement to this Agreement.
     Margin: As to each Mortgage Loan, the percentage amount set forth on the related Mortgage Note added to the Index in calculating the Mortgage Rate thereon.
     Master Servicer: Wells Fargo Bank, N.A., a national banking association organized under the laws of the United States in its capacity as Master Servicer and any Person succeeding as Master Servicer hereunder or any successor in interest, or if any successor master servicer shall be appointed as herein provided, then such successor master servicer.
     Master Servicing Fee: With respect to any Distribution Date, an amount equal to the product of one-twelfth of the Master Servicing Fee Rate and the Stated Principal Balance of each Mortgage Loan as of the first day of the related Due Period.
     Master Servicing Fee Rate: 0.007% per annum.
     Maximum Rate: As to any Mortgage Loan, the maximum rate set forth on the related Mortgage Note at which interest can accrue on such Mortgage Loan.
     MERS: Mortgage Electronic Registration Systems, Inc., or its successors or assigns.
     MERS Designated Mortgage Loan: Each Mortgage Loan that has been originated in the name of, or assigned to, MERS and registered under the MERS System.
     MERS System: The system of recording transfers of mortgages electronically maintained by MERS.
     Middle-Tier Interest: Not applicable.
     Middle-Tier REMIC: Not applicable.
     Moody’s: Moody’s Investors Service, Inc., or any successor in interest.

213965 Sequoia 2007-1
Pooling and Servicing Agmt.

     Mortgage: A mortgage, deed of trust or other instrument encumbering a fee simple interest in real property securing a Mortgage Note, together with improvements thereto.
     Mortgage Documents: With respect to each Mortgage Loan, the mortgage documents required to be delivered to the Custodian pursuant to the Custody Agreement.
     Mortgage Loan: A Mortgage and the related notes or other evidences of indebtedness secured by each such Mortgage conveyed, transferred, sold, assigned to or deposited with the Trustee pursuant to Section 2.01 (including any Replacement Loan and REO Property), including without limitation, each Mortgage Loan listed on the Mortgage Loan Schedule, as amended from time to time.
     Mortgage Loan Purchase and Sale Agreement: The mortgage loan purchase and sale agreement, dated as of March 1, 2007, between the Seller and the Depositor.
     Mortgage Loan Schedule: The schedule attached hereto as Schedule A, which shall identify each Mortgage Loan, as such schedule may be amended by the Depositor or the Servicer from time to time to reflect the addition of Replacement Mortgage Loans to, or the deletion of Deleted Mortgage Loans from, the Trust Fund. Such schedule shall, among other things (i) designate the Servicer servicing such Mortgage Loan and the applicable Servicing Fee Rate (and the rate of any subservicing fee, if applicable); (ii) identify the designated Mortgage Pool in which such Mortgage Loan is included; (iii) separately identify the Six-Month LIBOR Loans, the One-Year LIBOR Loans and the One-Year CMT Loans; (iv) separately identify Additional Collateral Mortgage Loans; and (v) designate the rate of any lender-paid Primary Mortgage Insurance Policy.
     Mortgage Note: The original executed note or other evidence of the indebtedness of a Mortgagor secured by a Mortgage under a Mortgage Loan.
     Mortgage Pool: Each of Pool 1, Pool 2, Pool 3, Pool 4 and Pool 5.
     Mortgaged Property: The underlying property, including any Additional Collateral, securing a Mortgage Loan which, with respect to a Cooperative Loan, is the related Cooperative Shares and Property Lease.
     Mortgage Rate: As to any Mortgage Loan, the annual rate of interest borne by the related Mortgage Notes.
     Mortgagor: The obligor on a Mortgage Note.
     MT-R Interest: Not applicable.
     Net Liquidation Proceeds: With respect to any Liquidated Mortgage Loan or any other disposition of related Mortgaged Property, the related Liquidation Proceeds net of Advances, Servicer Advances, related Servicing Fees and/or Master Servicing Fees and any other accrued and unpaid servicing fees received and retained in connection with the liquidation of such Mortgage Loan or Mortgaged Property.

213965 Sequoia 2007-1
Pooling and Servicing Agmt.

     Net Mortgage Rate: With respect to any Mortgage Loan and any Distribution Date, the related Mortgage Rate as of the Due Date in the month preceding the month of such Distribution Date reduced by the Aggregate Expense Rate for such Mortgage Loan.
     Net Prepayment Interest Shortfall: With respect to any Mortgage Loan and any Distribution Date, the amount by which any Prepayment Interest Shortfall for such date exceeds the amount of Compensating Interest Payment paid by the Master Servicer and related amounts paid by the applicable Servicer in respect of such shortfall.
     Net WAC Shortfall: Not applicable.
     Non-Book-Entry Certificate: Any Certificate other than a Book-Entry Certificate.
     Non-permitted Foreign Holder: As defined in Section 3.03(f).
     Non-Redemption Event: Not applicable.
     Nonrecoverable Advance: Any portion of an Advance or Servicer Advance previously made or proposed to be made by the Master Servicer and/or a Servicer (as certified in an Officer’s Certificate of the Servicer), which in the good faith judgment of such party, shall not be ultimately recoverable by such party from the related Mortgagor, related Liquidation Proceeds or otherwise.
     Non-Upper-Tier REMIC: As defined in Section 10.01(d).
     Non-U.S. Person: Any person other than a “United States person” within the meaning of Section 7701(a)(30) of the Code.
     Notional Amount: Not applicable.
     Officer’s Certificate: A certificate signed by two Authorized Officers of the Depositor or the Chairman of the Board, any Vice Chairman, the President, any Vice President or any Assistant Vice President of the Master Servicer or the Securities Administrator, and in each case delivered to the Trustee or the Securities Administrator, as provided in this Agreement.
     Officer’s Certificate of the Servicer: A certificate (i) signed by the Chairman of the Board, the Vice Chairman of the Board, the President, a Managing Director, a Vice President (however denominated), an Assistant Vice President, the Treasurer, the Secretary, or one of the Assistant Treasurers or Assistant Secretaries of a Servicer, or (ii) if provided for herein, signed by a Servicing Officer, as the case may be, and delivered to the Trustee, the Securities Administrator or the Master Servicer, as required hereby.
     One-Year CMT Loan: Each Mortgage Loan bearing a Mortgage Rate that adjusts in accordance with CMT for one-year U.S. dollar deposits.
     One-Year LIBOR Loan: Each Mortgage Loan bearing a Mortgage Rate that adjusts in accordance with LIBOR for one-year U.S. dollar deposits.

213965 Sequoia 2007-1
Pooling and Servicing Agmt.

     Opinion of Counsel: A written opinion of counsel, reasonably acceptable in form and substance to the Trustee, the Securities Administrator or the Master Servicer, as required hereby, and who may be in-house or outside counsel to the Depositor, the Master Servicer, the Securities Administrator or the Trustee but which must be Independent outside counsel with respect to any such opinion of counsel concerning the transfer of any Residual Certificate or concerning certain matters with respect to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), or the taxation, or the federal income tax status, of each REMIC.
     Original Applicable Credit Support Percentage: With respect to each Class of Subordinate Certificates, the corresponding approximate percentage set forth in the table below opposite its Class designation:

Class B-1	4.00%
Class B-2	1.90%
Class B-3	1.20%
Class B-4	0.75%
Class B-5	0.50%
Class B-6	0.25%
     Original Subordinate Principal Amount: The aggregate of the initial Class Principal Amounts of the Classes of Subordinated Certificates.
     Overcollateralized Group: On any Distribution Date, the Certificate Group which is not the Undercollateralized Group.
     Paying Agent: Any paying agent appointed pursuant to Section 3.08. The initial Paying Agent shall be the Securities Administrator under this Agreement.
     Percentage Interest: With respect to any Certificate, its percentage interest in the undivided beneficial ownership interest in the Trust Fund evidenced by all Certificates of the same Class as such Certificate. With respect to any Certificate, other than an Interest-Only Certificate, if applicable, or the Class 1-AR and Class LT-R Certificates, the Percentage Interest evidenced thereby shall equal the initial Certificate Principal Amount thereof divided by the initial Class Principal Amount of all Certificates of the same Class. With respect to each of the Class 1-AR and the Class LT-R Certificates, the Percentage Interest evidenced thereby shall be as specified on the face thereof, or otherwise, be equal to 100%. With respect to any Interest-Only Certificate, the Percentage Interest evidenced thereby shall equal its initial Notional Amount as set forth on the face thereof divided by the initial Class Notional Amount of such Class.
     Permitted Investments: At any time, any one or more of the following obligations and securities:
     (i) obligations of the United States or any agency thereof, provided that such obligations are backed by the full faith and credit of the United States;

213965 Sequoia 2007-1
Pooling and Servicing Agmt.

     (ii) general obligations of or obligations guaranteed by any state of the United States or the District of Columbia receiving the highest long-term debt rating of each Rating Agency, or such lower rating as shall not result in the downgrading or withdrawal of the ratings then assigned to the Certificates by the Rating Agencies, as evidenced by a signed writing delivered by each Rating Agency;
     (iii) commercial or finance company paper which is then receiving the highest commercial or finance company paper rating of each Rating Agency rating such paper, or such lower rating as shall not result in the downgrading or withdrawal of the ratings then assigned to the Certificates by the Rating Agencies, as evidenced by a signed writing delivered by each Rating Agency;
     (iv) certificates of deposit, demand or time deposits, or bankers’ acceptances issued by any depository institution or trust company incorporated under the laws of the United States or of any state thereof and subject to supervision and examination by federal and/or state banking authorities, provided that the commercial paper and/or long-term unsecured debt obligations of such depository institution or trust company (or in the case of the principal depository institution in a holding company system, the commercial paper or long-term unsecured debt obligations of such holding company, but only if Moody’s is not the applicable Rating Agency) are then rated one of the two highest long-term and the highest short-term ratings of each Rating Agency for such securities, or such lower ratings as shall not result in the downgrading or withdrawal of the ratings then assigned to the Certificates by the Rating Agencies, as evidenced by a signed writing delivered by each Rating Agency;
     (v) demand or time deposits or certificates of deposit issued by any bank or trust company or savings institution to the extent that such deposits are fully insured by the FDIC;
     (vi) guaranteed reinvestment agreements issued by any bank, insurance company or other corporation acceptable to the Rating Agencies at the time of the issuance of such agreements, as evidenced by a signed writing delivered by each Rating Agency;
     (vii) repurchase obligations with respect to any security described in clauses (i) and (ii) above, in either case entered into with a depository institution or trust company (acting as principal) described in clause (iv) above;
     (viii) securities (other than stripped bonds, stripped coupons or instruments sold at a purchase price in excess of 115% of the face amount thereof) bearing interest or sold at a discount issued by any corporation incorporated under the laws of the United States or any state thereof which, at the time of such investment, have one of the two highest long-term ratings of each Rating Agency (except if the Rating Agency is Moody’s, such rating shall be the highest commercial paper rating of Moody’s for any such series), or such lower rating as shall not result in the downgrading or withdrawal of the ratings then

213965 Sequoia 2007-1
Pooling and Servicing Agmt.

assigned to the Certificates by the Rating Agencies, as evidenced by a signed writing delivered by each Rating Agency;
     (ix) interests in any money market fund which at the date of acquisition of the interests in such fund and throughout the time such interests are held in such fund has the highest applicable rating by each Rating Agency rating such fund or such lower rating as shall not result in a change in the rating then assigned to the Certificates by each Rating Agency as evidenced by a signed writing delivered by each Rating Agency, including funds for which the Trustee, the Master Servicer, the Securities Administrator or any of its Affiliates is investment manager or adviser;
     (x) short-term investment funds sponsored by any trust company or national banking association incorporated under the laws of the United States or any state thereof which on the date of acquisition has been rated by each applicable Rating Agency in their respective highest applicable rating category or such lower rating as shall not result in a change in the rating then specified stated maturity and bearing interest or sold at a discount acceptable to each Rating Agency as shall not result in the downgrading or withdrawal of the ratings then assigned to the Certificates by the Rating Agencies as evidenced by a signed writing delivered by each Rating Agency; and
     (xi) such other investments having a specified stated maturity and bearing interest or sold at a discount acceptable to the Rating Agencies as shall not result in the downgrading or withdrawal of the ratings then assigned to the Certificates by the Rating Agencies as evidenced by a signed writing delivered by each Rating Agency;
provided, that no such instrument shall be a Permitted Investment if (i) such instrument evidences the right to receive interest only payments with respect to the obligations underlying such instrument, (ii) such instrument would require the Depositor to register as an investment company under the Investment Company Act of 1940, as amended or (iii) the rating of such instrument contains a “t” or “r” notation therein.
     Person: Any individual, corporation, partnership, joint venture, association, joint-stock company, limited liability company, trust, unincorporated organization or government or any agency or political subdivision thereof.
     Plan: An employee benefit plan or other retirement arrangement which is subject to Section 406 of ERISA and/or Section 4975 of the Code or any entity whose underlying assets include such plan’s or arrangement’s assets by reason of their investment in the entity.
     Plan Asset Regulations: The Department of Labor regulations set forth in 29 C.F.R. 2510.3-101.
     Pool 1: The aggregate of Mortgage Loans identified on the Mortgage Loan Schedule as being included in Pool 1.
     Pool 1 Mortgage Loan: Any Mortgage Loan in Pool 1.

213965 Sequoia 2007-1
Pooling and Servicing Agmt.

     Pool 1 Net WAC: With respect to any Distribution Date, the weighted average of the Net Mortgage Rates of the Pool 1 Mortgage Loans as of the first day of the calendar month immediately preceding the calendar month of such Distribution Date, weighted on the basis of their Stated Principal Balances.
     Pool 1 Subordinate Amount: For any Distribution Date, the excess of the Aggregate Stated Principal Balance of the Pool 1 Mortgage Loans over the aggregate of the Class Principal Amounts of the Class 1-A1, Class 1-A2 and Class 1-AR Certificates immediately before such Distribution Date.
     Pool 2: The aggregate of Mortgage Loans identified on the Mortgage Loan Schedule as being included in Pool 2.
     Pool 2 Mortgage Loan: Any Mortgage Loan in Pool 2.
     Pool 2 Net WAC: With respect to any Distribution Date, the weighted average of the Net Mortgage Rates of the Pool 2 Mortgage Loans as of the first day of the calendar month immediately preceding the calendar month of such Distribution Date, weighted on the basis of their Stated Principal Balances.
     Pool 2 Subordinate Amount: For any Distribution Date, the excess of the Aggregate Stated Principal Balance of the Pool 2 Mortgage Loans over the aggregate of the Class Principal Amount of the Class 2-A1 and Class 2-A2 Certificates immediately before such Distribution Date.
     Pool 3: The aggregate of Mortgage Loans identified on the Mortgage Loan Schedule as being included in Pool 3.
     Pool 3 Mortgage Loan: Any Mortgage Loan in Pool 3.
     Pool 3 Net WAC: With respect to any Distribution Date, the weighted average of the Net Mortgage Rates of the Pool 3 Mortgage Loans as of the first day of the calendar month immediately preceding the calendar month of such Distribution Date, weighted on the basis of their Stated Principal Balances.
     Pool 3 Subordinate Amount: For any Distribution Date, the excess of the Aggregate Stated Principal Balance of the Pool 3 Mortgage Loans over the aggregate of the Class Principal Amount of the Class 3-A1 and Class 3-A2 Certificates immediately before such Distribution Date.
     Pool 4: The aggregate of Mortgage Loans identified on the Mortgage Loan Schedule as being included in Pool 4.
     Pool 4 Mortgage Loan: Any Mortgage Loan in Pool 4.
     Pool 4 Net WAC: With respect to any Distribution Date, the weighted average of the Net Mortgage Rates of the Pool 4 Mortgage Loans as of the first day of the calendar month

213965 Sequoia 2007-1
Pooling and Servicing Agmt.

immediately preceding the calendar month of such Distribution Date, weighted on the basis of their Stated Principal Balances.
     Pool 4 Subordinate Amount: For any Distribution Date, the excess of the Aggregate Stated Principal Balance of the Pool 4 Mortgage Loans over the aggregate of the Class Principal Amount of the Class 4-A1 and Class 4-A2 Certificates immediately before such Distribution Date.
     Pool 5: The aggregate of Mortgage Loans identified on the Mortgage Loan Schedule as being included in Pool 5.
     Pool 5 Mortgage Loan: Any Mortgage Loan in Pool 5.
     Pool 5 Net WAC: With respect to any Distribution Date, the weighted average of the Net Mortgage Rates of the Pool 5 Mortgage Loans as of the first day of the calendar month immediately preceding the calendar month of such Distribution Date, weighted on the basis of their Stated Principal Balances.
     Pool 5 Subordinate Amount: For any Distribution Date, the excess of the Aggregate Stated Principal Balance of the Pool 5 Mortgage Loans over the aggregate of the Class Principal Amount of the Class 5-A1 and Class 5-A2 Certificates immediately before such Distribution Date.
     Pool Percentage: With respect to each Mortgage Pool and any Distribution Date, a fraction, expressed as a percentage, the numerator of which is the Aggregate Stated Principal Balance of such Mortgage Pool, and the denominator of which is the Aggregate Stated Principal Balance as of such Due Date.
     Pool Subordinate Amount: Either of the Pool 1 Subordinate Amount, the Pool 2 Subordinate Amount, the Pool 3 Subordinate Amount, the Pool 4 Subordinate Amount or the Pool 5 Subordinate Amount.
     Prepayment Interest Shortfall: With respect to any full or partial Principal Prepayment of a Mortgage Loan, the excess, if any, of (i) one full month’s interest at the applicable Mortgage Rate on the Stated Principal Balance of such Mortgage Loan immediately prior to such Principal Prepayment over (ii) the amount of interest actually received with respect to such Mortgage Loan in connection with such Principal Prepayment.
     Prepayment Period: With respect to each Distribution Date, the calendar month immediately preceding the month in which the Distribution Date occurs.
     Primary Mortgage Insurance Policy: Each policy of primary mortgage guaranty insurance or any replacement policy therefor with respect to any Mortgage Loan.
     Principal Distribution Amount: With respect to any Mortgage Pool and any Distribution Date, the sum of (a) each Scheduled Payment of principal collected or advanced on the related Mortgage Loans (before taking into account any Deficient Valuations or Debt Service

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Pooling and Servicing Agmt.

Reductions) and due during the related Due Period, (b) that portion of the Purchase Price representing principal of any Mortgage Loans in such Mortgage Pool purchased in accordance with Section 2.04 hereof and received during the related Prepayment Period, (c) the principal portion of any related Substitution Amount received during the related Prepayment Period, (d) any Subsequent Recoveries and the principal portion of all Insurance Proceeds received during the related Prepayment Period with respect to Mortgage Loans in such Mortgage Pool that are not yet Liquidated Mortgage Loans, (e) the principal portion of all Net Liquidation Proceeds received during the related Prepayment Period with respect to Liquidated Mortgage Loans in such Mortgage Pool, (f) the principal portion of the proceeds of any Additional Collateral with respect to the Mortgage Loans in such Mortgage Pool, (g) the principal portion of all partial and full principal prepayments of Mortgage Loans in such Mortgage Pool applied by the Servicers during the related Prepayment Period and (h) on the Distribution Date on which the Trust Fund is to be terminated pursuant to Article X hereof, that portion of the Redemption Price in respect of principal for such Mortgage Pool.
     Principal Prepayment: Any Mortgagor payment of principal or other recovery of principal on a Mortgage Loan that is recognized as having been received or recovered in advance of its scheduled Due Date and applied to reduce the principal balance of the Mortgage Loan in accordance with the terms of the Mortgage Note or the Servicing Agreement.
     Principal Prepayment In Full: Any Principal Prepayment of the entire principal balance of the Mortgage Loans.
     Principal Transfer Amount: For any Distribution Date and for any Undercollateralized Group, the excess, if any, of the aggregate Class Principal Amount of the Senior Certificates related to such Undercollateralized Group immediately prior to such Distribution Date, over the Aggregate Stated Principal Balance of the related Mortgage Pool immediately prior to such Distribution Date.
     Proceeding: Any suit in equity, action at law or other judicial or administrative proceeding.
     Proprietary Lease: With respect to any Cooperative Property, a lease or occupancy agreement between a Cooperative Corporation and a holder of related Cooperative Shares.
     Prospectus: The prospectus supplement dated March 29, 2007 and the accompanying prospectus dated July 26, 2006, relating to the Class 1-A1, Class 1-A2, Class 1-AR, Class 2-A1, Class 2-A2, Class 3-A1, Class 3-A2, Class 4-A1, Class 4-A2, Class 5-A1, Class 5-A2, Class B-1, Class B-2 and Class B-3 Certificates, together with any supplement thereto.
     Purchase Agreement: Each mortgage purchase agreement listed in Exhibit F hereto, as each such agreement has been modified by the related Acknowledgement.
     Purchase Price: With respect to any Mortgage Loan required or permitted to be purchased by the Seller or Depositor pursuant to this Agreement, by the Servicers pursuant to the Servicing Agreements, or by the Seller pursuant to the Purchase Agreements, an amount equal to the sum of (i) 100% of the unpaid principal balance of the Mortgage Loan on the date of such

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Pooling and Servicing Agmt.

purchase, (ii) accrued interest thereon at the applicable Net Mortgage Rate from the date through which interest was last paid by the Mortgagor to the Due Date in the month in which the Purchase Price is to be distributed to Certificateholders, or such other amount as may be specified in the related Servicing Agreement or Purchase Agreement and (iii) the amount of any costs and damages incurred by the Trust Fund as a result of any violation of any applicable federal, state, or local predatory or abusive lending law arising from or in connection with the origination of such Mortgage Loan.
     Rapid Prepayment Conditions: As to any Distribution Date, if (1) the Aggregate Subordinate Percentage on such date is less than 200% of the Aggregate Subordinate Percentage on the Closing Date; or (2) the outstanding Stated Principal Balance of the Mortgage Loans in any Mortgage Pool delinquent 60 days or more (including Mortgage Loans in REO, foreclosure and bankruptcy status) (averaged over the preceding six month period), as a percentage of such Mortgage Pool’s Pool Subordinate Amount, is greater than or equal to 50%.
     Rating Agency: Each of Fitch Ratings and S&P.
     Realized Loss: With respect to each Liquidated Mortgage Loan, an amount (not less than zero or more than the Stated Principal Balance of the Mortgage Loan) as of the date of such liquidation, equal to (i) the Stated Principal Balance of the Liquidated Mortgage Loan as of the date of such liquidation, plus (ii) interest at the Net Mortgage Rate from the Due Date as to which interest was last paid or advanced (and not reimbursed) to Certificateholders up to the Due Date in the month in which Liquidation Proceeds are required to be distributed on the Stated Principal Balance of such Liquidated Mortgage Loan from time to time, minus (iii) the Liquidation Proceeds and the proceeds of any Additional Collateral, if any, received during the month in which such liquidation occurred, to the extent applied as recoveries of interest at the Net Mortgage Rate and to principal of the Liquidated Mortgage Loan. With respect to each Mortgage Loan which has become the subject of a Deficient Valuation, if the principal amount due under the related Mortgage Note has been reduced, the difference between the principal balance of the Mortgage Loan outstanding immediately prior to such Deficient Valuation and the principal balance of the Mortgage Loan as reduced by the Deficient Valuation.
     Record Date: As to any Distribution Date and any Class of Certificates, the last Business Day of the month preceding the month of each Distribution Date (or the Closing Date, in the case of the first Distribution Date).
     Redemption Price: With respect to any Class of Certificates to be redeemed, an amount equal to 100% of the related Class Principal Amount of the Certificates to be so redeemed, together with interest on such amount at the applicable Certificate Interest Rate through the related Accrual Period (as increased by any Interest Shortfalls), and including, in the case of the Redemption Price payable in connection with the redemption and retirement of all of the Certificates, the payment of all amounts (including, without limitation, all previously unreimbursed Advances and Servicer Advances and accrued and unpaid Servicing Fees) payable or reimbursable to the Trustee, the Securities Administrator, the Master Servicer and the Servicers pursuant to this Agreement and the Servicing Agreements, or to the Custodian under the Custody Agreement (to the extent such amounts are not paid to the Custodian by the Seller).

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Pooling and Servicing Agmt.

     Refinancing Mortgage Loan: Any Mortgage Loan originated in connection with the refinancing of an existing mortgage loan.
     Regulation AB: Subpart 229.1100 – Asset Backed Securities (Regulation AB), 17 C.F.R. §§229.1100-229.1123, as such may be amended from time to time, and subject to such clarifications and interpretations as have been provided by the Commission in the adopting release (Asset-Backed Securities, Securities Act Release No. 33-8518, 70 Fed. Reg. 1,506, 1,531 (Jan. 7, 2005)) or by the staff of the Commission, or as may be provided by the Commission or its staff from time to time.
     Relevant Servicing Criteria: The Servicing Criteria applicable to each party, as set forth on Exhibit N attached hereto. Multiple parties can have responsibility for the same Relevant Servicing Criteria. With respect to a Servicing Function Participant engaged by the Master Servicer, the Securities Administrator or any Servicer, the term “Relevant Servicing Criteria” may refer to a portion of the Relevant Servicing Criteria applicable to such parties.
     Related Certificate Group: The Certificate Group related to a particular Mortgage Pool as indicated by the same numerical designation (i.e., Group 1 Certificates are related to Pool 1, the Group 2 Certificates are related to Pool 2, the Group 3 Certificates are related to Pool 3, the Group 4 Certificates are related to Pool 4 and the Group 5 Certificates are related to Pool 5).
     Relief Act Shortfalls: With respect to any Distribution Date and any Mortgage Loan as to which there has been a reduction in the amount of interest collectible thereon for the most recently ended calendar month as a result of the application of the Civil Relief Act, the amount, if any, by which (i) interest collectible on such Mortgage Loan for the most recently ended calendar month is less than (ii) interest accrued thereon for such month pursuant to the Mortgage Note.
     REMIC: Each pool of assets in the Trust Fund designated as a REMIC as described in the Preliminary Statement to this Agreement.
     REMIC Provisions: The provisions of the federal income tax law relating to real estate mortgage investment conduits, which appear at sections 860A through 860G of the Code, and related provisions, and regulations, including proposed regulations and rulings, and administrative pronouncements promulgated thereunder, as the foregoing may be in effect from time to time.
     REO Property: A Mortgaged Property acquired by the Trust Fund through foreclosure or deed-in-lieu of foreclosure in connection with a defaulted Mortgage Loan or otherwise treated as having been acquired pursuant to the REMIC Provisions.
     Replacement Mortgage Loan: A mortgage loan substituted by the Seller for a Deleted Mortgage Loan which must, on the date of such substitution, as confirmed in a Request for Release, substantially in the form attached to the Custody Agreement, (i) have a Stated Principal Balance, after deduction of the principal portion of the Scheduled Payment due in the month of substitution, not in excess of, and not more than 10% less than, the Stated Principal Balance of the Deleted Mortgage Loan; (ii) have a Maximum Rate not less than (and not more than two

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Pooling and Servicing Agmt.

percentage points greater than) the Maximum Rate of the Deleted Mortgage Loan; (iii) have a gross margin not less than that of the Deleted Mortgage Loan and, if Mortgage Loans equal to 1% or more of the balance of the related Mortgage Pool as of the Cut-off Date have become Deleted Mortgage Loans, not more than two percentage points more than that of the Deleted Mortgage Loan; (iv) have an Effective Loan-to-Value Ratio or Loan-to-Value Ratio, as applicable, no higher than that of the Deleted Mortgage Loan; (v) have Adjustment Dates that are no more or less frequent than the Deleted Mortgage Loan; (vi) have a remaining term to maturity no greater than (and not more than one year less than that of) the Deleted Mortgage Loan; (vii) not permit conversion of the related Mortgage Rate to a permanent fixed Mortgage Rate; (viii) not be a Cooperative Loan unless the Deleted Mortgage Loan was a Cooperative Loan; (ix) have the same or better Fair, Isaac & Company (FICO) credit score; (x) have an initial interest adjustment date no earlier than five months before (and no later than five months after) the initial adjustment date of the Deleted Mortgage Loan, (xi) comply with each representation and warranty set forth in Article III of each Purchase Agreement; and (xii) shall be accompanied by an Opinion of Counsel that such Replacement Mortgage Loan would not adversely affect the REMIC status of the Trust Fund or would not otherwise be prohibited by this Agreement.
     Reportable Event: As defined in Section 6.21(c)(i).
     Reporting Servicer: As defined in Section 6.21(b)(i).
     Required Reserve Fund Deposit: Not applicable.
     Reserve Fund: Not applicable.
     Residual Certificate: Each of the Class 1-AR and Class LT-R Certificates.
     Responsible Officer: With respect to the Trustee, any officer in the corporate trust department or similar group of the Trustee with direct responsibility for the administration of this Agreement and also, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his or her knowledge of and familiarity with the particular subject.
     Restricted Certificate: Any Class B-4, Class B-5, Class B-6 or Class LT-R Certificate.
     Restricted Global Security: As defined in Section 3.01(c).
     Retained Certificates: Not applicable.
     S&P: Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc., or any successor in interest.
     SAIF: The Saving’s Association Insurance Fund, or any successor thereto.
     Sarbanes Oxley Act: The Sarbanes-Oxley Act of 2002 and the rules and regulations of the Commission promulgated thereunder (including any interpretations thereof by the Commission’s staff).

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Pooling and Servicing Agmt.

     Sarbanes-Oxley Certification: As defined in Section 6.21(e).
     Schedule of Exceptions: With respect to any Mortgage Loan, as defined in the Custody Agreement.
     Scheduled Payment: The scheduled monthly payment on a Mortgage Loan due on any Due Date allocable to principal and/or interest on such Mortgage Loan which, unless otherwise specified in the Servicing Agreements, shall give effect to any related Debt Service Reduction and any Deficient Valuation that affects the amount of the monthly payment due on such Mortgage Loan.
     Securities Act: The Securities Act of 1933, as amended, and the rules and regulations thereunder.
     Securities Administrator: Wells Fargo Bank, N.A., not in its individual capacity but solely as Securities Administrator, or any successor in interest, or if any successor Securities Administrator shall be appointed as herein provided, then such successor Securities Administrator. Wells Fargo Bank, N.A. shall act as Securities Administrator for so long as it is Master Servicer under this Agreement.
     Seller: RWT Holdings, Inc., a Delaware corporation.
     Senior Certificate: Any one of the Class 1-A1, Class 1-A2, Class 1-AR, Class LT-R, Class 2-A1, Class 2-A2, Class 3-A1, Class 3-A2, Class 4-A1, Class 4-A2, Class 5-A1 or Class 5-A2 Certificates, as applicable.
     Senior Percentage: With respect to each Distribution Date and each Mortgage Pool, the percentage equivalent of a fraction, the numerator of which is the aggregate Class Principal Amount of the Class or Classes of Senior Certificates of the Related Certificate Group immediately prior to such Distribution Date, and the denominator of which is the Aggregate of the Stated Principal Balance of the related Mortgage Pool for such Distribution Date.
     Senior Prepayment Percentage: With respect to any Distribution Date occurring before the Distribution Date in April 2014 and any Mortgage Pool, 100%. Except as provided herein, the Senior Prepayment Percentage for each Mortgage Pool and any Distribution Date occurring in or after April 2014 shall be as follows: (i) from April 2014 through March 2015, the related Senior Percentage plus 70% of the related Subordinate Percentage for that Distribution Date; (ii) from April 2015 through March 2016, the related Senior Percentage plus 60% of the related Subordinate Percentage for that Distribution Date; (iii) from April 2016 through March 2017, the related Senior Percentage plus 40% of the related Subordinate Percentage for that Distribution Date; (iv) from April 2017 through March 2018, the related Senior Percentage plus 20% of the related Subordinate Percentage for that Distribution Date; and (v) from and after April 2018, the related Senior Percentage for that Distribution Date; provided, however, that there shall be no

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Pooling and Servicing Agmt.

reduction in the Senior Prepayment Percentage for the related Certificate Group unless both Step Down Conditions are satisfied; and provided, further, that if on any such Distribution Date on or after the Distribution Date in April 2014, the related Senior Percentage for any Mortgage Pool exceeds the initial related Senior Percentage, the Senior Prepayment Percentage for all Mortgage Pools for that Distribution Date shall again equal 100%.
     Notwithstanding the above, if on any Distribution Date the Two Times Test is satisfied on any Distribution Date (i) before the Distribution Date in April 2010, the Senior Prepayment Percentage with respect to any Mortgage Pool shall equal the related Senior Percentage for such Distribution Date plus 50% of an amount equal to the 100% minus the related Senior Percentage for such Distribution Date and (ii) on or after the Distribution Date in April 2010, the Senior Prepayment Percentage with respect to any Mortgage Pool shall equal the related Senior Percentage for such Distribution Date. In addition, if on any Distribution Date the allocation to the Senior Certificates then entitled to distributions of principal of full and partial principal prepayments and other amounts in the percentage required above would reduce the aggregate of the Class Principal Amounts of those Certificates to below zero, the related Senior Prepayment Percentage for such Distribution Date shall be limited to the percentage necessary to reduce that Class Principal Amount to zero.
     Senior Principal Distribution Amount: With respect to each Mortgage Pool and any Distribution Date, the sum of:
     (1) the related Senior Percentage of all amounts described in clause (a) of the definition of “Principal Distribution Amount” for that Distribution Date;
     (2) with respect to each related Mortgage Loan which became a Liquidated Mortgage Loan during the related Prepayment Period, the lesser of
     (x) the related Senior Prepayment Percentage of the Stated Principal Balance of that Mortgage Loan and
     (y) Net Liquidation Proceeds allocable to principal received with respect to that Mortgage Loan;
     (3) the related Senior Prepayment Percentage of the amounts described in clauses (b), (c), (d) and (g) of the definition of “Principal Distribution Amount” for that Mortgage Pool; and
     (4) any amounts described in clauses (1) through (3) for any previous Distribution Date that remain unpaid.
     Senior Termination Date: With respect to each Mortgage Pool, the date on which the aggregate Class Principal Amount of the Senior Certificates related to such Mortgage Pool is reduced to zero.

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Pooling and Servicing Agmt.

     Servicers: Each Servicer under a Servicing Agreement.
     Servicer Advance: A “Servicing Advance” as defined in the applicable Servicing Agreement.
     Servicer Remittance Date: The 18th day of each calendar month after the initial issuance of the Certificates or, if such 18th day is not a Business Day, the immediately preceding Business Day, commencing in April 2007.
     Service(s)(ing): In accordance with Regulation AB, the act of servicing and administering the Mortgage Loans or any other assets of the Trust Fund by an entity that meets the definition of “servicer” set forth in Item 1101 of Regulation AB and is subject to the disclosure requirements set forth in Item 1108 of Regulation AB. Any uncapitalized occurrence of this term shall have the meaning commonly understood by participants in the residential mortgage-backed securitization market.
     Servicing Agreement: Each agreement listed in Exhibit E, as such agreement has been modified by the related Acknowledgement and as it may be amended or supplemented from time to time as permitted hereunder.
     Servicing Criteria: The criteria set forth in paragraph (d) of Item 1122 of Regulation AB, as such may be amended from time to time.
     Servicing Fee: As to any Distribution Date and each Mortgage Loan, an amount equal to the product of (a) one-twelfth of the Servicing Fee Rate and (b) the Stated Principal Balance of such Mortgage Loan as of the first day of the related Due Period.
     Servicing Fee Rate: With respect to each Mortgage Loan and any Distribution Date, the rate specified in the related Servicing Agreement.
     Servicing Function Participant: Any Subservicer or Subcontractor, other than each Servicer, the Master Servicer and the Securities Administrator, that is participating in the servicing function within the meaning of Regulation AB, unless such Person’s activities relate only to 5% or less of the Mortgage Loans.
     Servicing Officer: Any officer of the Servicers involved in, or responsible for, the administration and servicing of the Mortgage Loans whose name and facsimile signature appear on a list of servicing officers furnished to the Master Servicer by the Servicers on the Closing Date pursuant to the Servicing Agreements, as such list may from time to time be amended.
     Six-Month LIBOR: Each Mortgage Loan bearing a Mortgage Rate that adjusts in accordance with LIBOR for six-month U.S. dollar deposits.
     Startup Day: The day designated as such pursuant to Section 10.01(b) hereof.
     Stated Principal Balance: As to any Mortgage Loan and Due Date, the unpaid principal balance of such Mortgage Loan as of such Due Date as specified in the amortization schedule at

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Pooling and Servicing Agmt.

the time relating thereto (before any adjustment to such amortization schedule by reason of any moratorium or similar waiver or grace period) after giving effect to any previous partial Principal Prepayments and Liquidation Proceeds allocable to principal (other than with respect to any Liquidated Mortgage Loan) and to the payment of principal due on such Due Date and irrespective of any delinquency in payment by the related Mortgagor.
     Step Down Conditions: As of the first Distribution Date as to which any decrease in any Senior Prepayment Percentage applies, (i) the outstanding Stated Principal Balance of all Mortgage Loans 60 days or more Delinquent (including Mortgage Loans in REO, foreclosure and bankruptcy status) (averaged over the preceding six month period), as a percentage of the aggregate of the Class Principal Amounts of the Classes of Subordinate Certificates on such Distribution Date, does not equal or exceed 50% and (ii) cumulative Realized Losses with respect to the Mortgage Loans do not exceed (a) with respect to each Distribution Date from April 2014 through March 2015, 30% of the Original Subordinate Principal Amount, (b) with respect to each Distribution Date from April 2015 through March 2016, 35% of the Original Subordinate Principal Amount, (c) with respect to each Distribution Date from April 2016 through March 2017, 40% of the Original Subordinate Principal Amount, (d) with respect to each Distribution Date from April 2017 through March 2018, 45% of the Original Subordinate Principal Amount and (e) with respect to each Distribution Date from and after April 2018, 50% of the Original Subordinate Principal Amount.
     Sub Account: Not applicable.
     Subcontractor: Any vendor, subcontractor or other Person that is not responsible for the overall servicing of Mortgage Loans but performs one or more discrete functions identified in Item 1122(d) of Regulation AB with respect to Mortgage Loans under the direction or authority of any Servicer (or a Subservicer of any Servicer), the Master Servicer or the Securities Administrator.
     Subordinate Certificate: Any of the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 or Class B-6 Certificates.
     Subordinate Certificate Writedown Amount: The amount described in Section 5.03(c).
     Subordinate Class Percentage: As to any Distribution Date and any Class of Subordinate Certificates, a fraction, expressed as a percentage, the numerator of which is the Class Principal Amount of such Class on such date, and the denominator of which is the aggregate Class Principal Amount of all Classes of Subordinate Certificates on such date.
     Subordinate Net WAC: For any Distribution Date, the weighted average of the Pool 1 Net WAC, the Pool 2 Net WAC, the Pool 3 Net WAC, the Pool 4 Net WAC and the Pool 5 Net WAC, in each case weighted on the basis of the relative Pool Subordinate Amounts for Pool 1, Pool 2, Pool 3, Pool 4 and Pool 5, respectively, immediately prior to such Distribution Date.
     Subordinate Percentage: With respect to each Mortgage Pool and any Distribution Date, the difference between 100% and the related Senior Percentage for such Mortgage Pool for such Distribution Date.

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Pooling and Servicing Agmt.

     Subordinate Prepayment Percentage: With respect to any Distribution Date and for each Mortgage Pool, the difference between 100% and the related Senior Prepayment Percentage for such Mortgage Pool for that Distribution Date.
     Subordinate Principal Distribution Amount: With respect to any Distribution Date and each Mortgage Pool, an amount equal to the sum of:
     (1) the related Subordinate Percentage of all amounts described in clause (a) of the definition of “Principal Distribution Amount” for that Distribution Date;
     (2) with respect to each Mortgage Loan that became a Liquidated Mortgage Loan during the related Prepayment Period the amount of the Net Liquidation Proceeds allocated to principal received with respect thereto remaining after application thereof pursuant to clause (2) of the definition of “Senior Principal Distribution Amount” for that Distribution Date, up to the Subordinate Percentage of the Stated Principal Balance of such Mortgage Loan;
     (3) the related Subordinate Prepayment Percentage of all amounts described in clauses (b), (c), (d) and (g) of the definition of “Principal Distribution Amount” for that Mortgage Pool and that Distribution Date; and
     (4) any amounts described in clauses (1) through (3) for any previous Distribution Date that remain unpaid, minus the sum of:
     (a) any Principal Transfer Amount paid from the Available Distribution Amount of the Related Certificate Group to the Undercollateralized Group; and
     (b) the amount of principal distributions made to the Senior Certificates pursuant to Section 5.02(l).
     Subsequent Recovery: Any amount recovered by a Servicer with respect to a Liquidated Mortgage Loan (after reimbursement of any unreimbursed Advances or expenses of the Servicer) with respect to which a Realized Loss was incurred after the liquidation or disposition of such Mortgage Loan.
     Subservicer: Any Person that (i) services Mortgage Loans on behalf of any Servicer, and (ii) is responsible for the performance (whether directly or through sub-servicers or Subcontractors) of Servicing functions required to be performed under this Agreement, any related Servicing Agreement or any sub-servicing agreement that are identified in Item 1122(d) of Regulation AB.
     Substitution Amount: As defined in the second paragraph of Section 2.04(b).

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Pooling and Servicing Agmt.

     Tax Matters Person: The “tax matters person” as specified in the REMIC Provisions which shall initially be the Holder of the Class LT-R Certificate.
     Telerate Page 3750: The display currently so designated as “Page 3750” on the Bridge Telerate Service (or such other page selected by the Securities Administrator as may replace Page 3750 on that service for the purpose of displaying daily comparable rates on prices).
     Trust Fund: The corpus of the trust created pursuant to this Agreement, consisting of the Mortgage Loans and all interest and principal received thereon after the Cut-off Date (other than Scheduled Payments due on or prior to the Cut-off Date), the Depositor’s rights assigned to the Trustee under the Purchase Agreements and the Servicing Agreements and the Mortgage Loan Purchase and Sale Agreement, the Insurance Policies relating to the Mortgage Loans, all cash, instruments or property held or required to be held in the Collection Accounts, the Distribution Account, property that secured a Mortgage Loan, the pledge, control and guaranty agreements and any Limited Purpose Surety Bond relating to the Additional Collateral Mortgage Loans and, if applicable, the Reserve Fund.
     Trustee: HSBC Bank USA, National Association, a national banking association organized and existing under the laws of the United States of America and any Person succeeding the Trustee hereunder, or if any successor trustee or any co-trustee shall be appointed as herein provided, then such successor trustee and such co-trustee, as the case may be.
     Trustee Mortgage Files: With respect to each Mortgage Loan, the Mortgage Documents to be retained in the custody and possession of the Trustee or the Custodian on behalf of the Trustee.
     Two Times Test: As to any Distribution Date, (i) the Aggregate Subordinate Percentage is at least two times the Aggregate Subordinate Percentage as of the Closing Date; (ii) the aggregate of the Stated Principal Balances of all Mortgage Loans Delinquent 60 days or more (including Mortgage Loans in REO, foreclosure and bankruptcy status) (averaged over the preceding six month period), as a percentage of the aggregate of the Class Principal Amount of the Subordinate Certificates on such Distribution Date, does not equal or exceed 50%; and (iii) on or prior to the Distribution Date in March 2010, cumulative Realized Losses with respect to the Mortgage Loans do not exceed 20% of the Original Subordinate Principal Amount, and thereafter, cumulative Realized Losses with respect to the Mortgage Loans do not exceed 30% of the Original Subordinate Principal Amount.
     UCC: The Uniform Commercial Code as enacted in the relevant jurisdiction.
     Undercollateralized Group: With respect to any Distribution Date, any Certificate Group with respect to which the aggregate Class Principal Amount of such Certificate Group is greater than the aggregate Stated Principal Balance of the Mortgage Loans in the related Mortgage Pool immediately prior to such Distribution Date.
     Underwriters: Greenwich Capital Markets, Inc. and Morgan Stanley and Co. Incorporated.

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Pooling and Servicing Agmt.

     Underwriter’s Exemption: Prohibited Transaction Exemption (“PTE”) 90-59 (55 Fed. Reg. 36724 (1990)) and PTE 90-24 (55 Fed. Reg. 20548 (1990)), respectively, as most recently amended and restated by PTE 2002-41, or any substantially similar administrative exemption granted by the U.S. Department of Labor to the Underwriters.
     Underwriting Agreement: The Underwriting Agreement, dated March 29, 2007, among the Seller, the Depositor and the Underwriters.
     Uniform Commercial Code: The Uniform Commercial Code as in effect in any applicable jurisdiction from time to time.
     Upper-Tier REMIC: As described in the Preliminary Statement to this Agreement.
     Voting Interests: The portion of the voting rights of all the Certificates that is allocated to any Certificate for purposes of the voting provisions of this Agreement. At all times during the term of this Agreement, 99.00% of all Voting Interests shall be allocated to the Class 1-A1, Class 1-A2, Class 2-A1, Class 2-A2, Class 3-A1, Class 3-A2, Class 4-A1, Class 4-A2, Class 5-A1, Class 5-A2, Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates. Voting Interests shall be allocated among such Certificates based on the product of (i) 99% and (ii) the fraction, expressed as a percentage, the numerator of which is the aggregate Class Principal Amounts for each Class then outstanding and the denominator of which is the Aggregate Stated Principal Balance outstanding. At all times during the term of this Agreement, 1.00% of all Voting Interests shall be allocated to the Class 1-AR Certificates. Voting Interests shall be allocated among such Certificates based on the product of (i) 1% and (ii) the fraction, expressed as a percentage, the numerator of which is the aggregate Class Principal Amounts for each Class then outstanding and the denominator of which is the Aggregate Stated Principal Balance outstanding. The Class LT-R Certificate shall not have any voting rights.
     Section 1.02 Calculations Respecting Mortgage Loans.
     Calculations required to be made pursuant to this Agreement with respect to any Mortgage Loan in the Trust Fund shall be made based upon current information as to the terms of the Mortgage Loans and reports of payments received from the Mortgagor on such Mortgage Loans and payments to be made to the Securities Administrator as supplied to the Securities Administrator by the Master Servicer. The Securities Administrator shall not be required to recompute, verify or recalculate the information supplied to it by the Master Servicer or any Servicer.

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ARTICLE II
DECLARATION OF TRUST;
ISSUANCE OF CERTIFICATES
     Section 2.01 Creation and Declaration of Trust Fund; Conveyance of Mortgage Loans.
     (a) Concurrently with the execution and delivery of this Agreement, the Depositor does hereby transfer, assign, set over, deposit with and otherwise convey to the Trustee, without recourse, subject to Sections 2.02 and 2.04, in trust, all the right, title and interest of the Depositor in and to the Trust Fund. Such conveyance includes, without limitation, (i) the Mortgage Loans, including the right to all payments of principal and interest received on or with respect to the Mortgage Loans after the Cut-off Date (other than Scheduled Payments due on or before such date), and all such payments due after such date but received on or prior to such date and intended by the related Mortgagors to be applied after such date; (ii) all of the Depositor’s right, title and interest in and to all amounts from time to time credited to and the proceeds of the Distribution Account, any Collection Accounts or any Escrow Account established with respect to the Mortgage Loans; (iii) with respect to the Mortgage Loans, to the extent set forth in the related Acknowledgements, the Depositor’s rights under the Purchase Agreements and the Servicing Agreements and all of the Depositor’s rights under Mortgage Loan Purchase and Sale Agreement; (iv) all of the Depositor’s right, title or interest in REO Property and the proceeds thereof; (v) all of the Depositor’s rights under any Insurance Policies related to the Mortgage Loans; and (vi) the Depositor’s security interest in any collateral pledged to secure the Mortgage Loans, including the Mortgaged Properties and any Additional Collateral relating to the Additional Collateral Mortgage Loans, including, but not limited to, the pledge, control and guaranty agreements and any related Limited Purpose Surety Bond to have and to hold, in trust; and the Trustee declares that, subject to the review provided for in Section 2.02, it has received and shall hold the Trust Fund, as trustee, in trust, for the benefit and use of the Holders of the Certificates and for the purposes and subject to the terms and conditions set forth in this Agreement, and, concurrently with such receipt, has caused to be executed, authenticated and delivered to or upon the order of the Depositor, in exchange for the Trust Fund, Certificates in the authorized denominations evidencing the entire ownership of the Trust Fund.
     The foregoing sale, transfer, assignment, set-over, deposit and conveyance does not and is not intended to result in the creation or assumption by the Trustee of any obligation of the Depositor, the Seller or any other Person in connection with the Mortgage Loans or any other agreement or instrument relating thereto except as specifically set forth therein.
     Notwithstanding anything to the contrary contained herein, the parties hereto acknowledge that the functions of the Trustee with respect to the custody, acceptance, inspection and release of Mortgage Files, including but not limited to certain insurance policies and documents contemplated by this Agreement, and preparation and delivery of the certifications

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shall be performed by the Custodian pursuant to the terms and conditions of the Custody Agreement.
     In connection with such transfer and assignment of the Mortgage Loans, the Depositor does hereby deliver to, and deposit with, or cause to be delivered to and deposited with, the Custodian acting on the Trustee’s behalf, the following documents or instruments with respect to each related Mortgage Loan (each, a “Trustee Mortgage File”) so transferred and assigned:
     (i) with respect to each Mortgage Loan, the original Mortgage Note endorsed without recourse in proper form to the order of the Trustee, or in blank (in each case, with all necessary intervening endorsements, as applicable); provided that any such endorsement may be stamped or generated electronically, if acceptable under all applicable laws and regulations and the endorsing entity had adopted appropriate authorizing resolutions prior to such stamped or electronic endorsement.
     (ii) with respect to each Mortgage Loan (other than a Cooperative Loan), the original mortgage, deed of trust or other instrument creating a first lien on the underlying property securing the Mortgage Loan and bearing evidence that such instrument has been recorded in the appropriate jurisdiction where the Mortgaged Property is located (or, in lieu of the original of the Mortgage, a true copy of the Mortgage certified by the originator, or a duplicate or conformed copy of the Mortgage, together with a certificate of either the closing attorney or an officer of the title insurer that issued the related title insurance policy, certifying that such copy represents a true and correct copy of the original and that such original has been or is currently submitted to be recorded in the appropriate governmental recording office of the jurisdiction where the Mortgaged Property is located);
     (iii) with respect to each Mortgage Loan (other than a Cooperative Loan), the Assignment of Mortgage in form and substance acceptable for recording in the relevant jurisdiction, such assignment being either (A) in blank, without recourse, or (B) or endorsed to “HSBC Bank USA, National Association, as Trustee of the Sequoia Mortgage Trust 2007-1, Mortgage Pass-Through Certificates, without recourse;” provided, that if the Mortgage Loan is a MERS Designated Mortgage Loan, no Assignment of Mortgage shall be required;
     (iv) with respect to each Mortgage Loan (other than a Cooperative Loan), the originals or certified copies of all Intervening Assignments of the Mortgage, if any, with evidence of recording thereon, showing a complete chain of title to the last endorsee, including any warehousing assignment;
     (v) with respect to each Mortgage Loan (other than a Cooperative Loan), any assumption, modification, written assurance, substitution, consolidation, extension or guaranty agreement, if applicable;
     (vi) with respect to each Mortgage Loan (other than a Cooperative Loan), the original policy of title insurance (or a true copy thereof) with respect to any such

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Mortgage Loan, or, if such policy has not yet been delivered by the insurer, the title commitment or title binder to issue same;
     (vii) if the Mortgage Note or Mortgage or any other material document or instrument relating to the Mortgage Loan has been signed by a person on behalf of the Mortgagor, the original power of attorney or other instrument that authorized and empowered such person to sign bearing evidence that such instrument has been recorded, if so required, in the appropriate jurisdiction where the Mortgaged Property is located (or, in lieu thereof, a duplicate or conformed copy of such instrument, together with a certificate of receipt from the recording office, certifying that such copy represents a true and complete copy of the original and that such original has been or is currently submitted to be recorded in the appropriate governmental recording office of the jurisdiction where the Mortgaged Property is located); and
     (viii) with respect to each Mortgage Loan which constitutes a Cooperative Mortgage Loan:
     (a) the original loan and security agreement;
     (b) the original Cooperative Shares;
     (c) a stock power executed in blank by the person in whose name the Cooperative Shares are issued;
     (d) the Proprietary Lease or occupancy agreement accompanied by an assignment in blank of such proprietary lease;
     (e) the recognition agreement executed by the Cooperative Corporation, which requires the Cooperative Corporation to recognize the rights of the lender and its successors in interest and assigns, under the cooperative;
     (f) UCC1 financing statements with recording information thereon from the appropriate governmental recording offices if necessary to perfect the security interest of the Cooperative Mortgage Loan under the Uniform Commercial Code in the jurisdiction in which the cooperative project is located, accompanied by UCC3 financing statements executed in blank for recordation of the change in the secured party thereunder;
     (g) the original policy of title insurance or with respect to any such Cooperative Mortgage Loan, if such policy has not yet been delivered by the insurer, the title commitment or title binder to issue same; and
     (h) Any guarantees, if applicable.
     (b) The Depositor shall cause Assignments of Mortgage with respect to each Mortgage Loan other than a Cooperative Mortgage Loan to be completed in the form specified in Section 2.01(a)(iii) above within 30 days of the Closing Date for purpose of their recording; provided,

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however, that such Assignments of Mortgage need not be recorded if, on or prior to the Closing Date, the Depositor delivers, at its own expense, an Opinion of Counsel (which must be Independent counsel) acceptable to the Trustee, the Securities Administrator and the Rating Agencies, to the effect that recording in such states is not required to protect the Trustee’s interest in the related Mortgage Loans. Subject to the preceding sentence, as soon as practicable after the Closing Date (but in no event more than 270 days thereafter except to the extent delays are caused by the applicable recording office), the Depositor at its own expense and with the cooperation of the applicable Servicer, shall cause to be properly recorded by each Servicer in each public recording office where the related Mortgages are recorded each Assignment of Mortgage endorsed in the form described in Section 2.01(a)(iii) above with respect to each such Mortgage Loan.
     (c) In instances where a title insurance policy is required to be delivered to the Trustee or the Custodian on behalf of the Trustee under Sections 2.01(a)(vi) or 2.01(a)(viii)(g) above and is not so delivered, the Depositor will provide a copy of such title insurance policy to the Trustee, or to the Custodian on behalf of the Trustee, as promptly as practicable after the execution and delivery hereof, but in any case within 180 days of the Closing Date.
     (d) For Mortgage Loans (if any) that have been prepaid in full after the Cut-off Date and prior to the Closing Date, the Depositor, in lieu of delivering the above documents, herewith delivers to the Trustee, or to the Custodian on behalf of the Trustee, an Officer’s Certificate which shall include a statement to the effect that all amounts received in connection with such prepayment that are required to be deposited in the Distribution Account pursuant to Section 4.01 have been so deposited. All original documents that are not delivered to the Trustee or the Custodian on behalf of the Trustee shall be held by the Master Servicer or the applicable Servicer in trust for the benefit of the Trustee and the Certificateholders.
     Section 2.02 Acceptance of Trust Fund by Trustee; Review of Documentation for Trust Fund.
     (a) The Trustee, by execution and delivery hereof, acknowledges receipt by it or by the Custodian on its behalf of the Trustee Mortgage Files pertaining to the Mortgage Loans listed on the Mortgage Loan Schedule, subject to review thereof by the Custodian on behalf of the Trustee in accordance with Section 4(a) of the Custody Agreement (a form of which is attached hereto as Exhibit D). The Custodian on behalf of the Trustee, will execute and deliver to the Trustee and the Depositor an Initial Trust Receipt and Schedule of Exceptions, on the Closing Date in the forms required by the Custody Agreement.
     (b) Within 270 days after the Closing Date, the Custodian on behalf of the Trustee, will, for the benefit of Holders of the Certificates, review each related Trustee Mortgage File to ascertain that all required documents set forth in Section 2.01 have been received and appear on their face to conform with the requirements set forth in Section 4A and 4B of the Custody Agreement.

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     (c) Nothing in this Agreement shall be construed to constitute an assumption by the Trust Fund, the Trustee, the Custodian or the Certificateholders of any unsatisfied duty, claim or other liability on any Mortgage Loan or to any Mortgagor.
     (d) Each of the parties hereto acknowledges that the Custodian shall perform the applicable review of the related Mortgage Loans and respective certifications as provided in the Custody Agreement.
     (e) Upon execution of this Agreement, the Depositor hereby delivers to the Trustee and the Trustee acknowledges receipt of the Acknowledgements, together with the related Purchase Agreements, Servicing Agreements and the Mortgage Loan Purchase and Sale Agreement.
     Section 2.03 Representations and Warranties of the Depositor.
     (a) The Depositor hereby represents and warrants to the Trustee, for the benefit of the Certificateholders, and to the Master Servicer and the Securities Administrator as of the Closing Date or such other date as is specified, that:
     (i) the Depositor is a corporation duly organized, validly existing and in good standing under the laws governing its creation and existence and has full corporate power and authority to own its property, to carry on its business as presently conducted, to enter into and perform its obligations under this Agreement, and to create the trust pursuant hereto;
     (ii) the execution and delivery by the Depositor of this Agreement have been duly authorized by all necessary corporate action on the part of the Depositor; neither the execution and delivery of this Agreement, nor the consummation of the transactions herein contemplated, nor compliance with the provisions hereof, will conflict with or result in a breach of, or constitute a default under, any of the provisions of any law, governmental rule, regulation, judgment, decree or order binding on the Depositor or its properties or the certificate of incorporation or bylaws of the Depositor;
     (iii) the execution, delivery and performance by the Depositor of this Agreement and the consummation of the transactions contemplated hereby do not require the consent or approval of, the giving of notice to, the registration with, or the taking of any other action in respect of, any state, federal or other governmental authority or agency, except such as has been obtained, given, effected or taken prior to the date hereof;
     (iv) this Agreement has been duly executed and delivered by the Depositor and, assuming due authorization, execution and delivery by the Trustee, the Master Servicer and the Securities Administrator, constitutes a valid and binding obligation of the Depositor enforceable against it in accordance with its terms except as such enforceability may be subject to (A) applicable bankruptcy and insolvency laws and other similar laws affecting the enforcement of the rights of creditors generally and (B) general principles of equity regardless of whether such enforcement is considered in a proceeding in equity or at law;

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     (v) there are no actions, suits or proceedings pending or, to the knowledge of the Depositor, threatened or likely to be asserted against or affecting the Depositor, before or by any court, administrative agency, arbitrator or governmental body (A) with respect to any of the transactions contemplated by this Agreement or (B) with respect to any other matter which in the judgment of the Depositor will be determined adversely to the Depositor and will if determined adversely to the Depositor materially and adversely affect it or its business, assets, operations or condition, financial or otherwise, or adversely affect its ability to perform its obligations under this Agreement;
     (vi) immediately prior to the transfer and assignment of the Mortgage Loans to the Trustee, the Depositor was the sole owner of record and holder of each Mortgage Loan, and the Depositor had good and marketable title thereto, and had full right to transfer and sell each Mortgage Loan to the Trustee free and clear, subject only to (1) liens of current real property taxes and assessments not yet due and payable and, if the related Mortgaged Property is a condominium unit, any lien for common charges permitted by statute, (2) covenants, conditions and restrictions, rights of way, easements and other matters of public record as of the date of recording of such Mortgage acceptable to mortgage lending institutions in the area in which the related Mortgaged Property is located and specifically referred to in the lender’s title insurance policy or attorney’s opinion of title and abstract of title delivered to the originator of such Mortgage Loan, and (3) such other matters to which like properties are commonly subject which do not, individually or in the aggregate, materially interfere with the benefits of the security intended to be provided by the Mortgage, of any encumbrance, equity, participation interest, lien, pledge, charge, claim or security interest, and had full right and authority, subject to no interest or participation of, or agreement with, any other party, to sell and assign each Mortgage Loan pursuant to this Agreement;
     (vii) This Agreement creates a valid and continuing security interest (as defined in the applicable Uniform Commercial Code (the “UCC”), in the Mortgage Loans in favor of the Trustee, which security interest is prior to all other liens, and is enforceable as such against creditors of and purchasers from the Depositor;
     (viii) The Mortgage Loans constitute “instruments” within the meaning of the applicable UCC;
     (ix) Other than the security interest granted to the Trustee pursuant to this Agreement, the Depositor has not pledged, assigned, sold, granted a security interest in, or otherwise conveyed any of the Mortgage Loans. The Depositor has not authorized the filing of and is not aware of any financing statement against the Depositor that includes a description of the collateral covering the Mortgage Loans other than a financing statement relating to the security interest granted to the Trustee hereunder or that has been terminated. The Depositor is not aware of any judgment or tax lien filings against the Depositor;

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     (x) None of the Mortgage Loans have any marks or notations indicating that such Mortgage Loans have been pledged, assigned or otherwise conveyed to any Person other than the Trustee; and
     (xi) The Depositor has received all consents and approvals required by the terms of the Mortgage Loans to convey the Mortgage Loans hereunder to the Trustee.
     The foregoing representations made in this Section 2.03 shall survive the termination of this Agreement and shall not be waived by any party hereto.
     Section 2.04 Discovery of Breach; Repurchase or Substitution of Mortgage Loans.
     (a) Pursuant to Sections 2(b) and 2(d) of the Mortgage Loan Purchase and Sale Agreement, the Seller has made certain representations and warranties as to the characteristics of the Mortgage Loans as of the Closing Date, including representations and warranties that no Mortgage Loan is a “high-cost home loan” as defined under any local, state, or federal laws, and each of the Depositor and the Trustee intend that the Mortgage Loans (including any Replacement Mortgage Loans) included in the Trust Fund satisfy such representations and warranties. The Depositor, for the benefit of the Trustee and the Certificateholders hereby assigns any such rights against the Seller to the Trustee and the Seller acknowledges that it has agreed to comply with the provisions of this Section 2.04 in respect of a breach of any of such representations and warranties.
     It is understood and agreed that such representations and warranties set forth in Section 2(b) and 2(d) of the Mortgage Loan Purchase and Sale Agreement shall survive delivery of the Trustee Mortgage Files and the Assignment of Mortgage of each Mortgage Loan to the Trustee and shall continue throughout the term of this Agreement. Upon (i) discovery or receipt by the Depositor of written notice of any materially defective document in a related Trustee Mortgage File or, following the date of delivery to the Trustee of the Custodian’s Final Trust Receipt as required under the Custody Agreement, that a document is missing from a related Trustee Mortgage File, or (ii) discovery by the Depositor or the Seller of the breach by the Seller of any representation or warranty under the Mortgage Loan Purchase and Sale Agreement in respect of any Mortgage Loan, which materially adversely affects the value of that Mortgage Loan or the interest therein of the Certificateholders (a “Defective Mortgage Loan”) (each of such parties hereby agreeing to give written notice thereof to the Trustee and the other of such parties), the Trustee, or its designee, shall promptly notify the Depositor in writing of such defective or missing document or breach and request that the Depositor deliver such missing document or cure or cause the cure of such defect or breach within 90 days from the date that the Depositor discovered or was notified of such missing document, defect or breach, and if the Depositor does not deliver such missing document or cure such defect or breach in all material respects during such period, the Trustee shall enforce the Seller’s obligation under the Mortgage Loan Purchase and Sale Agreement and cause the Seller to repurchase that Mortgage Loan from the Trust Fund at the Purchase Price on or prior to the Determination Date following the expiration of such 90-day period (subject to Section 2.04(b) below); provided, however, that, in connection with any such breach that could not reasonably have been cured within such 90-day period, if the Seller shall have commenced to cure such breach within such 90-day period, the Seller shall be

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permitted to proceed thereafter diligently and expeditiously to cure the same within an additional 90-day period. The Purchase Price for the repurchased Mortgage Loan shall be deposited in the related Distribution Account, and the Trustee, or its designee, upon receipt of written certification from the Securities Administrator of such deposit, shall release to the Seller, the related Trustee Mortgage File and shall execute and deliver such instruments of transfer or assignment, in each case without recourse, representation or warranties, as either party shall furnish to it and as shall be necessary to vest in such party any Mortgage Loan released pursuant hereto and the Trustee, or its designee, shall have no further responsibility with regard to such Trustee Mortgage File (it being understood that the Trustee shall have no responsibility for determining the sufficiency of such assignment for its intended purpose). In lieu of repurchasing any such Mortgage Loan as provided above, either party may cause such Mortgage Loan to be removed from the Trust Fund (in which case it shall become a Deleted Mortgage Loan) and substitute one or more Replacement Mortgage Loans in the manner and subject to the limitations set forth in Section 2.04(b) below. It is understood and agreed that the obligation of the Seller to cure or to repurchase (or to substitute for) any Mortgage Loan as to which a document is missing, a material defect in a constituent document exists or as to which such a breach has occurred and is continuing shall constitute the sole remedy against the such party respecting such omission, defect or breach available to the Trustee on behalf of the Certificateholders.
     (b) Any substitution of Replacement Mortgage Loans for Deleted Mortgage Loans made pursuant to Section 2.04(a) above must be effected prior to the last Business Day that is within two years after the Closing Date. As to any Deleted Mortgage Loan for which the Seller substitutes a Replacement Mortgage Loan or Loans, such substitution shall be effected by delivering to the Custodian, on behalf of the Trustee, for such Replacement Mortgage Loan or Loans, the related Mortgage Note, the related Mortgage, the related Assignment of Mortgage to the Trustee, and such other documents and agreements, with all necessary endorsements thereon, together with an Officers’ Certificate stating that each such Replacement Mortgage Loan satisfies the definition thereof and specifying the Substitution Amount (as described below), if any, in connection with such substitution. The Custodian shall acknowledge receipt for such Replacement Mortgage Loan and, within 45 days thereafter, shall review such Mortgage Documents as specified in the Custody Agreement and deliver to the Trustee and the Depositor, with respect to such Replacement Mortgage Loans, a certification substantially in the form of a revised Trust Receipt, with any exceptions noted thereon. Within one year of the date of substitution, the Custodian shall deliver to the Trustee and the Depositor a certification substantially in the form of a revised Final Trust Receipt, with respect to such Replacement Mortgage Loans, with any exceptions noted thereon. Monthly Payments due with respect to Replacement Mortgage Loans in the month of substitution shall not be included as part of the Trust Fund and shall be retained by the Seller. For the month of substitution, distributions to the Certificateholders shall reflect the collections and recoveries in respect of such Deleted Mortgage in the Due Period preceding the month of substitution and the Seller shall thereafter be entitled to retain all amounts subsequently received in respect of such Deleted Mortgage Loan. Upon such substitution, such Replacement Mortgage Loan shall constitute part of the Trust Fund and shall be subject in all respects to the terms of this Agreement and the Mortgage Loan Purchase and Sale Agreement, including all representations and warranties thereof included in the Mortgage Loan Purchase and Sale Agreement, in each case as of the date of substitution.

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     For any month in which the Seller substitutes one or more Replacement Mortgage Loans for one or more Deleted Mortgage Loans, the related Servicer shall determine the excess (each, a “Substitution Amount”), if any, by which the aggregate Purchase Price of all such Deleted Mortgage Loans exceeds the aggregate Stated Principal Balance of the Replacement Mortgage Loans replacing such Deleted Mortgage Loans, together with one month’s interest on such excess amount at the applicable Net Mortgage Rate. On the date of such substitution, the Seller, as applicable, shall deliver or cause to be delivered to the Servicer for deposit in the Collection Account an amount equal to the related Substitution Amount, if any, and the Custodian, on behalf of the Trustee, upon receipt of the related Replacement Mortgage Loan or Loans and certification by the Servicer of such deposit, shall release to the Seller the related Trustee Mortgage File or Files and shall execute and deliver such instruments of transfer or assignment, in each case without recourse, as the Seller shall deliver to it and as shall be necessary to vest therein any Deleted Mortgage Loan released pursuant hereto.
     In addition, the Seller shall obtain at its own expense and deliver to the Trustee and the Securities Administrator an Opinion of Counsel to the effect that such substitution (either specifically or as a class of transactions) shall not cause an Adverse REMIC Event. If such Opinion of Counsel can not be delivered, then such substitution may only be effected at such time as the required Opinion of Counsel can be given.
     (c) Upon discovery by the Seller, the Depositor or the Trustee that any Mortgage Loan does not constitute a “qualified mortgage” within the meaning of Section 860G(a)(3) of the Code, the party discovering such fact shall within two Business Days give written notice thereof to the other parties. In connection therewith, the applicable party shall repurchase or, subject to the limitations set forth in Section 2.04(b), substitute one or more Replacement Mortgage Loans for the affected Mortgage Loan within 90 days of the earlier of discovery or receipt of such notice with respect to such affected Mortgage Loan. Any such repurchase or substitution shall be made in the same manner as set forth in Section 2.04(a) above. The Trustee shall re-convey to the Seller the Mortgage Loan to be released pursuant hereto in the same manner, and on the same terms and conditions, as it would a Mortgage Loan repurchased for breach of a representation or warranty.
     (d) The Seller indemnifies and holds the Trust Fund, the Master Servicer, the Securities Administrator, the Trustee, the Depositor and each Certificateholder harmless against any and all taxes, claims, losses, penalties, fines, forfeitures, reasonable legal fees and related costs, judgments, and any other costs, fees and expenses that the Trust Fund, the Trustee, the Master Servicer, the Securities Administrator, the Depositor and any Certificateholder may sustain in connection with any actions of such party relating to a repurchase of a Mortgage Loan other than in compliance with the terms of this Section 2.04 and the Mortgage Loan Purchase and Sale Agreement, to the extent that any such action causes an Adverse REMIC Event.

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     Section 2.05 [Reserved.]
     Section 2.06 Grant Clause.
     (a) It is intended that the conveyance of the Depositor’s right, title and interest in and to property constituting the Trust Fund pursuant to this Agreement shall constitute, and shall be construed as, a sale of such property and not a grant of a security interest to secure a loan. However, if such conveyance is deemed to be in respect of a loan, it is intended that: (1) the rights and obligations of the parties shall be established pursuant to the terms of this Agreement; (2) the Depositor hereby grants to the Trustee for the benefit of the Holders of the Certificates a first priority security interest in all of the Depositor’s right, title and interest in, to and under, whether now owned or hereafter acquired, the Trust Fund and all proceeds of any and all property constituting the Trust Fund to secure payment of the Certificates; and (3) this Agreement shall constitute a security agreement under applicable law. If such conveyance is deemed to be in respect of a loan and the trust created by this Agreement terminates prior to the satisfaction of the claims of any Person holding any Certificate, the security interest created hereby shall continue in full force and effect and the Trustee shall be deemed to be the collateral agent for the benefit of such Person, and all proceeds shall be distributed as herein provided.
     (b) The Depositor shall, to the extent consistent with this Agreement, take such reasonable actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans and the other property described above, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement. The Depositor will, at its own expense, make all initial filings on or about the Closing Date and shall forward a copy of such filing or filings to the Trustee. Without limiting the generality of the foregoing, the Depositor shall prepare and forward for filing, or shall cause to be forwarded for filing, at the expense of the Depositor, all filings necessary to maintain the effectiveness of any original filings necessary under the relevant UCC to perfect the Trustee’s security interest in or lien on the Mortgage Loans, including without limitation (x) continuation statements, and (y) such other statements as may be occasioned by (1) any change of name of the Seller, the Depositor or the Trustee, (2) any change of location of the place of business or the chief executive office of the Seller or the Depositor, (3) any transfer of any interest of the Seller or the Depositor in any Mortgage Loan or (4) any change under the relevant UCC or other applicable laws. Neither of the Seller nor the Depositor shall organize under the law of any jurisdiction other than the State under which each is organized as of the Closing Date (whether changing its jurisdiction of organization or organizing under an additional jurisdiction) without giving 30 days prior written notice of such action to its immediate and intermediate transferee, including the Trustee. Before effecting such change, the Seller or the Depositor proposing to change its jurisdiction of organization shall prepare and file in the appropriate filing office any financing statements or other statements necessary to continue the perfection of the interests of its immediate and mediate transferees, including the Trustee, in the Mortgage Loans. In connection with the transactions contemplated by this Agreement, each of the Seller and the Depositor authorizes its immediate or mediate transferee to file in any filing office any initial financing statements, any amendments to financing statements, any continuation statements, or any other statements or filings described in this paragraph (b).

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     On or before March 1 of each calendar year, beginning in 2008, the Depositor shall furnish to the Trustee and the Securities Administrator an Opinion of Counsel either stating that, in the opinion of such counsel, such action has been taken with respect to any filings necessary to maintain the effectiveness of any original filings necessary under the relevant UCC to perfect the Trustee’s security interest in or lien on the Mortgage Loans, or stating that, in the opinion of such counsel, no such action is necessary to maintain such lien and security interest. Such Opinion of Counsel shall also describe the execution and filing of any financing statements and continuation statements that will, in the opinion of such counsel, be required to maintain such lien and security interest until March 1 in the following calendar year.
ARTICLE III
THE CERTIFICATES
     Section 3.01 The Certificates.
     (a) The Certificates shall be issuable in registered form only and shall be securities governed by Article 8 of the New York Uniform Commercial Code. The Certificates will be evidenced by one or more certificates, beneficial ownership of which will be held in the minimum denominations in Certificate Principal Amount or Notional Amount specified in the Preliminary Statement to this Agreement and in integral multiples of $1 in excess thereof, or in the Percentage Interests specified in the Preliminary Statement to this Agreement, as applicable.
     (b) The Certificates shall be executed by manual or facsimile signature on behalf of the Trustee by an authorized officer. Each Certificate shall, on original issue, be authenticated by the Authenticating Agent upon the order of the Depositor upon receipt by the Trustee or its Custodian of the Trustee Mortgage Files described in Section 2.01. No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless there appears on such Certificate a certificate of authentication substantially in the form provided for herein, executed by an authorized officer of the Authenticating Agent, by manual signature, and such certification upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their authentication. At any time and from time to time after the execution and delivery of this Agreement, the Depositor may deliver Certificates executed by the Trustee to the Authenticating Agent for authentication and the Authenticating Agent shall authenticate and deliver such Certificates as in this Agreement provided and not otherwise.
     (c) The Class B-4, Class B-5, Class B-6 and Class LT-R Certificates offered and sold in reliance on the exemption from registration under Rule 144A under the Securities Act shall be issued initially in definitive, fully registered form without interest coupons with the applicable legends set forth in Exhibit A added to the forms of such Certificates (each, a “Restricted Global Security”).

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     Section 3.02 Registration.
     The Securities Administrator is hereby appointed, and the Securities Administrator hereby accepts its appointment as, initial Certificate Registrar in respect of the Certificates and shall maintain books for the registration and for the transfer of Certificates (the “Certificate Register”). The Trustee may appoint a bank or trust company to act as successor Certificate Registrar. A registration book shall be maintained for the Certificates collectively. The Certificate Registrar may resign or be discharged or removed and a new successor may be appointed in accordance with the procedures and requirements set forth in Sections 6.06 and 6.07 hereof with respect to the resignation, discharge or removal of the Securities Administrator and the appointment of a successor Securities Administrator. The Certificate Registrar may appoint, by a written instrument delivered to the Holders and the Master Servicer, any bank or trust company to act as co-registrar under such conditions as the Certificate Registrar may prescribe; provided, however, that the Certificate Registrar shall not be relieved of any of its duties or responsibilities hereunder by reason of such appointment.
     Section 3.03 Transfer and Exchange of Certificates.
     (a) A Certificate (other than Book-Entry Certificates which shall be subject to Section 3.09 hereof) may be transferred by the Holder thereof only upon presentation and surrender of such Certificate at the office of the Certificate Registrar duly endorsed or accompanied by an assignment duly executed by such Holder or his duly authorized attorney in such form as shall be satisfactory to the Certificate Registrar. Upon the transfer of any Certificate in accordance with the preceding sentence, the Trustee shall execute, and the Authenticating Agent shall authenticate and deliver to the transferee, one or more new Certificates of the same Class and evidencing, in the aggregate, the same aggregate Certificate Principal Amount (or Notional Amount) as the Certificate being transferred. No service charge shall be made to a Certificateholder for any registration of transfer of Certificates, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any registration of transfer of Certificates.
     (b) A Certificate may be exchanged by the Holder thereof for any number of new Certificates of the same Class, in authorized denominations, representing in the aggregate the same Certificate Principal Amount (or Notional Amount) as the Certificate surrendered, upon surrender of the Certificate to be exchanged at the office of the Certificate Registrar duly endorsed or accompanied by a written instrument of transfer duly executed by such Holder or his duly authorized attorney in such form as is satisfactory to the Certificate Registrar. Certificates delivered upon any such exchange will evidence the same obligations, and will be entitled to the same rights and privileges, as the Certificates surrendered. No service charge shall be made to a Certificateholder for any exchange of Certificates, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any exchange of Certificates. Whenever any Certificates are so surrendered for exchange, the Trustee shall execute, and the Authenticating Agent shall authenticate, date and deliver the Certificates which the Certificateholder making the exchange is entitled to receive.

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     (c) By acceptance of a Restricted Certificate, whether upon original issuance or subsequent transfer, each Holder of such a Certificate acknowledges the restrictions on the transfer of such Certificate set forth thereon and agrees that it will transfer such a Certificate only as provided herein.
     The following restrictions shall apply with respect to the transfer and registration of transfer of a Restricted Certificate to a transferee that takes delivery in the form of a Definitive Certificate:
     (i) The Certificate Registrar shall register the transfer of a Restricted Certificate if the requested transfer is (x) to the Depositor or an affiliate (as defined in Rule 405 under the Securities Act) of the Depositor or (y) being made to a “qualified institutional buyer” (a “QIB”) as defined in Rule 144A under the Securities Act by a transferor that has provided the Certificate Registrar with a certificate in the form of Exhibit H hereto; and
     (ii) The Certificate Registrar shall register the transfer of a Restricted Certificate if the requested transfer is being made to an “accredited investor” under Rule 501(a)(1), (2), (3) or (7) under the Securities Act, or to any Person all of the equity owners in which are such accredited investors, by a transferor who furnishes to the Certificate Registrar a letter of the transferee substantially in the form of Exhibit I hereto.
     (d) No transfer of an ERISA-Restricted Certificate in the form of a Definitive Certificate shall be made to any Person or shall be effective unless the Certificate Registrar, on behalf of the Trustee, has received (A) a certificate substantially in the form of Exhibit J hereto (or Exhibit B, in the case of a Residual Certificate) from such transferee or (B) an Opinion of Counsel satisfactory to the Certificate Registrar to the effect that the purchase and holding of such a Certificate will not constitute or result in prohibited transactions under Title I of ERISA or Section 4975 of the Code and will not subject the Certificate Registrar, the Trustee, the Master Servicer, the Depositor or the Securities Administrator to any obligation in addition to those undertaken in this Agreement; provided, however, that the Certificate Registrar will not require such certificate or opinion in the event that, as a result of a change of law or otherwise, counsel satisfactory to the Certificate Registrar has rendered an opinion to the effect that the purchase and holding of an ERISA-Restricted Certificate by a Plan or a Person that is purchasing or holding such a Certificate with the assets of a Plan will not constitute or result in a prohibited transaction under Title I of ERISA or Section 4975 of the Code. Each Transferee of an ERISA-Restricted Certificate that is a Book-Entry Certificate shall be deemed to have made the representations set forth in Exhibit J. The preparation and delivery of the certificate and opinions referred to above shall not be an expense of the Trust Fund, the Certificate Registrar, the Trustee, the Master Servicer, the Depositor or the Securities Administrator.
     Notwithstanding the foregoing, no opinion or certificate shall be required for the initial issuance of the ERISA-Restricted Certificates. The Certificate Registrar shall have no obligation to monitor transfers of Book-Entry Certificates that are ERISA-Restricted Certificates and shall have no liability for transfers of such Certificates in violation of the transfer restrictions. The Certificate Registrar shall be under no liability to any Person for any registration of transfer of

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any ERISA-Restricted Certificate that is in fact not permitted by this Section 3.03(d) and none of the Securities Administrator, the Trustee or the Paying Agent shall have any liability for making any payments due on such Certificate to the Holder thereof or taking any other action with respect to such Holder under the provisions of this Agreement so long as the transfer was registered by the Certificate Registrar in accordance with the foregoing requirements. The Securities Administrator, on behalf of the Trustee, shall be entitled, but not obligated, to recover from any Holder of any ERISA-Restricted Certificate that was in fact a Plan or a Person acting on behalf of a Plan any payments made on such ERISA-Restricted Certificate at and after either such time. Any such payments so recovered by the Securities Administrator, on behalf of the Trustee, shall be paid and delivered by the Securities Administrator, on behalf of the Trustee, to the last preceding Holder of such Certificate that is not such a Plan or Person acting on behalf of a Plan.
     (e) As a condition of the registration of transfer or exchange of any Certificate, the Certificate Registrar may require the certified taxpayer identification number of the owner of the Certificate and the payment of a sum sufficient to cover any tax or other governmental charge imposed in connection therewith; provided, however, that the Certificate Registrar shall have no obligation to require such payment or to determine whether or not any such tax or charge may be applicable. No service charge shall be made to the Certificateholder for any registration, transfer or exchange of a Certificate.
     (f) Notwithstanding anything to the contrary contained herein, no Residual Certificate may be owned, pledged or transferred, directly or indirectly, by or to (i) a Disqualified Organization or (ii) an individual, corporation or partnership or other person unless such person is (A) not a Non-U.S. Person or (B) is a Non-U.S. Person that holds a Residual Certificate in connection with the conduct of a trade or business within the United States and has furnished the transferor and the Certificate Registrar with an effective Internal Revenue Service Form W-8ECI or successor form at the time and in the manner required by the Code (any such person who is not covered by clause (A) or (B) above is referred to herein as a “Non-permitted Foreign Holder”).
     Prior to and as a condition of the registration of any transfer, sale or other disposition of a Residual Certificate, the proposed transferee shall deliver to the Certificate Registrar, on behalf of the Trustee, an affidavit in substantially the form attached hereto as Exhibit B representing and warranting, among other things, that such transferee is neither a Disqualified Organization, an agent or nominee acting on behalf of a Disqualified Organization, nor a Non-permitted Foreign Holder (any such transferee, a “Permitted Transferee”), and the proposed transferor shall deliver to the Certificate Registrar an affidavit in substantially the form attached hereto as Exhibit C. In addition, the Certificate Registrar may (but shall have no obligation to) require, prior to and as a condition of any such transfer, the delivery by the proposed transferee of an Opinion of Counsel, addressed to the Certificate Registrar, that such proposed transferee or, if the proposed transferee is an agent or nominee, the proposed beneficial owner, is not a Disqualified Organization, agent or nominee thereof, or a Non-permitted Foreign Holder. Notwithstanding the registration in the Certificate Register of any transfer, sale, or other disposition of a Residual Certificate to a Disqualified Organization, an agent or nominee thereof, or Non-permitted Foreign Holder, such registration shall be deemed to be of no legal force or

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effect whatsoever and such Disqualified Organization, agent or nominee thereof, or Non-permitted Foreign Holder shall not be deemed to be a Certificateholder for any purpose hereunder, including, but not limited to, the receipt of distributions on such Residual Certificate. The Depositor, the Certificate Registrar and the Trustee shall be under no liability to any Person for any registration or transfer of a Residual Certificate to a Disqualified Organization, agent or nominee thereof or Non-permitted Foreign Holder or for the Paying Agent making any payments due on such Residual Certificate to the Holder thereof or for taking any other action with respect to such Holder under the provisions of this Agreement, so long as the transfer was effected in accordance with this Section 3.03(f), unless the Certificate Registrar shall have actual knowledge at the time of such transfer or the time of such payment or other action that the transferee is a Disqualified Organization, or an agent or nominee thereof, or Non-permitted Foreign Holder. The Certificate Registrar shall be entitled to recover from any Holder of a Residual Certificate that was a Disqualified Organization, agent or nominee thereof, or Non-permitted Foreign Holder at the time it became a Holder or any subsequent time it became a Disqualified Organization, agent or nominee thereof, or Non-permitted Foreign Holder, all payments made on such Residual Certificate at and after either such times (and all costs and expenses, including but not limited to attorneys’ fees, incurred in connection therewith). Any payment (not including any such costs and expenses) so recovered by the Certificate Registrar shall be paid and delivered to the last preceding Holder of such Residual Certificate.
     If any purported transferee shall become a registered Holder of a Residual Certificate in violation of the provisions of this Section 3.03(f), then upon receipt of written notice to the Certificate Registrar that the registration of transfer of such Residual Certificate was not in fact permitted by this Section 3.03(f), the last preceding Permitted Transferee shall be restored to all rights as Holder thereof retroactive to the date of such registration of transfer of such Residual Certificate. The Depositor, the Certificate Registrar, the Securities Administrator and the Trustee shall be under no liability to any Person for any registration of transfer of a Residual Certificate that is in fact not permitted by this Section 3.03(f), or for the Paying Agent making any payment due on such Certificate to the registered Holder thereof or for taking any other action with respect to such Holder under the provisions of this Agreement so long as the transfer was registered upon receipt of the affidavit described in the preceding paragraph of this Section 3.03(f).
     (g) Each Holder or Certificate Owner of a Restricted Certificate, ERISA-Restricted Certificate or Residual Certificate, or an interest therein, by such Holder’s or Owner’s acceptance thereof, shall be deemed for all purposes to have consented to the provisions of this section.
     Section 3.04 Cancellation of Certificates.
     Any Certificate surrendered for registration of transfer or exchange shall be cancelled and retained in accordance with normal retention policies with respect to cancelled certificates maintained by the Trustee or the Certificate Registrar.

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     Section 3.05 Replacement of Certificates.
     If (i) any Certificate is mutilated and is surrendered to the Certificate Registrar or (ii) the Certificate Registrar receives evidence to its satisfaction of the destruction, loss or theft of any Certificate, and there is delivered to the Certificate Registrar such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Depositor, the Trustee or the Certificate Registrar that such destroyed, lost or stolen Certificate has been acquired by a protected purchaser, the Trustee shall execute and the Authenticating Agent shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like tenor and Certificate Principal Amount. Upon the issuance of any new Certificate under this Section 3.05, the Trustee, the Depositor, the Certificate Registrar or the Securities Administrator may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee, the Depositor, the Certificate Registrar or the Securities Administrator) connected therewith. Any replacement Certificate issued pursuant to this Section 3.05 shall constitute complete and indefeasible evidence of ownership in the applicable Trust Fund, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.
     If after the delivery of such new Certificate, a protected purchaser of the original Certificate in lieu of which such new Certificate was issued presents for payment such original Certificate, the Depositor, the Securities Administrator, the Certificate Registrar and the Trustee or any agent shall be entitled to recover such new Certificate from the Person to whom it was delivered or any Person taking therefrom, except a protected purchaser, and shall be entitled to recover upon the security or indemnity provided therefor to the extent of any loss, damage, cost or expenses incurred by the Depositor, the Certificate Registrar, the Securities Administrator, the Trustee or any agent in connection therewith.
     Section 3.06 Persons Deemed Owners.
     Subject to the provisions of Section 3.09 with respect to Book-Entry Certificates, the Depositor, the Securities Administrator, the Master Servicer, the Trustee, the Certificate Registrar, the Paying Agent and any agent of any of them shall treat the Person in whose name any Certificate is registered upon the books of the Certificate Registrar as the owner of such Certificate for the purpose of receiving distributions pursuant to Sections 5.01 and 5.02 and for all other purposes whatsoever, and none of the Depositor, the Master Servicer, the Securities Administrator, the Trustee, the Certificate Registrar, the Paying Agent or any agent of any of them shall be affected by notice to the contrary.
     Section 3.07 Temporary Certificates.
     (a) Pending the preparation of definitive Certificates, upon the order of the Depositor, the Trustee shall execute and the Authenticating Agent shall authenticate and deliver temporary Certificates that are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Certificates in lieu of

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which they are issued and with such variations as the authorized officers executing such Certificates may determine, as evidenced by their execution of such Certificates.
     (b) If temporary Certificates are issued, the Depositor will cause definitive Certificates to be prepared without unreasonable delay. After the preparation of definitive Certificates, the temporary Certificates shall be exchangeable for definitive Certificates upon surrender of the temporary Certificates at the office or agency of the Certificate Registrar without charge to the Holder. Upon surrender for cancellation of any one or more temporary Certificates, the Trustee shall execute and the Authenticating Agent shall authenticate and deliver in exchange therefor a like aggregate Certificate Principal Amount of definitive Certificates of the same Class in the authorized denominations. Until so exchanged, the temporary Certificates shall in all respects be entitled to the same benefits under this Agreement as definitive Certificates of the same Class.
     Section 3.08 Appointment of Paying Agent.
     The Trustee may appoint a Paying Agent (which may be the Trustee) for the purpose of making distributions to the Certificateholders hereunder. The Trustee hereby appoints the Securities Administrator as the initial Paying Agent. The Trustee shall cause any Paying Agent, other than the Securities Administrator, to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee and the Securities Administrator that such Paying Agent will hold all sums held by it for the payment to the Certificateholders in an Eligible Account (which shall be the Distribution Account) in trust for the benefit of the Certificateholders entitled thereto until such sums shall be paid to the Certificateholders. All funds remitted by the Securities Administrator to any such Paying Agent for the purpose of making distributions shall be paid to the Certificateholders on each Distribution Date and any amounts not so paid shall be returned on such Distribution Date to the Securities Administrator. If the Paying Agent is not the Securities Administrator, the Securities Administrator shall cause to be remitted to the Paying Agent on or before the Business Day prior to each Distribution Date, by wire transfer in immediately available funds, the funds to be distributed on such Distribution Date. Any Paying Agent shall be either a bank or trust company or otherwise authorized under law to exercise corporate trust powers.
     Section 3.09 Book-Entry Certificates.
     (a) Each Class of Book-Entry Certificates, upon original issuance, shall be issued in the form of one or more typewritten Certificates representing the Book-Entry Certificates. The Book-Entry Certificates shall initially be registered on the Certificate Register in the name of the nominee of the Clearing Agency, and no Certificate Owner will receive a definitive certificate representing such Certificate Owner’s interest in the Book-Entry Certificates, except as provided in Section 3.09(c). Unless Definitive Certificates have been issued to Certificate Owners of Book-Entry Certificates pursuant to Section 3.09(c):
     (i) the provisions of this Section 3.09 shall be in full force and effect;
     (ii) the Certificate Registrar, the Securities Administrator, the Paying Agent and the Trustee shall deal with the Clearing Agency for all purposes (including the

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making of distributions on the Book-Entry Certificates) as the authorized representatives of the Certificate Owners and the Clearing Agency and shall be responsible for crediting the amount of such distributions to the accounts of such Persons entitled thereto, in accordance with the Clearing Agency’s normal procedures;
     (iii) to the extent that the provisions of this Section 3.09 conflict with any other provisions of this Agreement, the provisions of this Section 3.09 shall control; and
     (iv) the rights of Certificate Owners shall be exercised only through the Clearing Agency and the Clearing Agency Participants and shall be limited to those established by law and agreements between such Certificate Owners and the Clearing Agency and/or the Clearing Agency Participants. Unless and until Definitive Certificates are issued pursuant to Section 3.09(c), the initial Clearing Agency will make book-entry transfers among the Clearing Agency Participants and receive and transmit distributions of principal of and interest on the Book-Entry Certificates to such Clearing Agency Participants.
     (b) Whenever notice or other communication to the Certificateholders is required under this Agreement, unless and until Definitive Certificates shall have been issued to Certificate Owners pursuant to Section 3.09(c), the Securities Administrator shall give all such notices and communications specified herein to be given to Holders of the Book-Entry Certificates to the Clearing Agency.
     (c) If (i) (A) the Clearing Agency or the Depositor advises the Paying Agent in writing that the Clearing Agency is no longer willing or able to discharge properly its responsibilities with respect to the Book-Entry Certificates, and (B) the Depositor is unable to locate a qualified successor satisfactory to the Depositor and the Paying Agent or (ii) after the occurrence of an Event of Default, Certificate Owners representing beneficial interests aggregating not less than 50% of the Class Principal Amount of a Class of Book-Entry Certificates advise the Paying Agent and the Clearing Agency through the Clearing Agency Participants in writing that the continuation of a book-entry system through the Clearing Agency is no longer in the best interests of the Certificate Owners of a Class of Book-Entry Certificates (each such event, a “Book-Entry Termination”), the Certificate Registrar shall notify the Clearing Agency to effect notification to all Certificate Owners, through the Clearing Agency, of the occurrence of any such event and of the availability of Definitive Certificates to Certificate Owners requesting the same. Upon surrender to the Certificate Registrar of the Book-Entry Certificates by the Clearing Agency, accompanied by registration instructions from the Clearing Agency for registration, the Certificate Registrar shall issue the Definitive Certificates. None of the Depositor, the Certificate Registrar, the Securities Administrator or the Trustee shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Certificates all references herein to obligations imposed upon or to be performed by the Clearing Agency shall be deemed to be imposed upon and performed by the Certificate Registrar, to the extent applicable, with respect to such Definitive Certificates and the Certificate Registrar shall recognize the holders of the Definitive Certificates as Certificateholders hereunder. Notwithstanding the foregoing, the

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Certificate Registrar, upon the instruction of the Depositor, shall have the right to issue Definitive Certificates on the Closing Date in connection with credit enhancement programs.
ARTICLE IV
ADMINISTRATION OF THE TRUST FUND
     Section 4.01 Collection Accounts; Distribution Account.
     (a) On or prior to the Closing Date, the Master Servicer shall have caused the Servicers to establish and maintain one or more Collection Accounts, as provided in the related Servicing Agreements, into which all Scheduled Payments and unscheduled payments with respect to the Mortgage Loans, net of any deductions or reimbursements permitted under the related Servicing Agreement, shall be deposited. On each Distribution Account Deposit Date, the Servicers shall remit to the Securities Administrator for deposit into the Distribution Account, all amounts so required to be deposited into such account in accordance with the terms of the related Servicing Agreement.
     (b) The Securities Administrator, as Paying Agent for the Trustee, shall establish and maintain an Eligible Account entitled “Distribution Account of HSBC Bank, USA, National Association, as Trustee for the benefit of Sequoia Mortgage Trust 2007-1 Holders of Mortgage Pass-Through Certificates.” The Securities Administrator shall, promptly upon receipt from the Servicers on each Distribution Account Deposit Date, deposit into the Distribution Account and retain on deposit until the related Distribution Date the following amounts:
     (i) the aggregate of collections with respect to the Mortgage Loans remitted by the Servicers from the related Collection Accounts in accordance with the Servicing Agreements;
     (ii) any amounts required to be deposited by the Master Servicer with respect to the Mortgage Loans for the related Due Period pursuant to this Agreement, including the amount of any Advances or Compensation Interest Payments with respect to the Mortgage Loans not paid by the Servicers; and
     (iii) any other amounts so required to be deposited in the Distribution Account in the related Due Period pursuant to this Agreement.
     (c) In the event the Master Servicer or a Servicer has remitted in error to the Distribution Account any amount not required to be remitted in accordance with the definition of Available Distribution Amount, it may at any time direct the Securities Administrator to withdraw such amount from the Distribution Account for repayment to the Master Servicer or Servicer, as applicable, by delivery of an Officer’s Certificate to the Securities Administrator which describes the amount deposited in error.
     (d) On each Distribution Date and final Distribution Date of the Certificates in accordance with Section 7.01, the Securities Administrator, as Paying Agent, shall distribute the

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Available Distribution Amount to the Certificateholders and any other parties entitled thereto in the amounts and priorities set forth in Section 5.02. The Securities Administrator may from time to time withdraw from the Distribution Account and pay the Master Servicer, the Trustee, the Securities Administrator or any Servicer any amounts permitted to be paid or reimbursed to such Person from funds in the Distribution Account pursuant to the clauses (A) through (D) of the definition of Available Distribution Amount.
     (e) Funds in the Distribution Account may be invested in Permitted Investments selected by and at the written direction of the Securities Administrator, which shall mature not later than one Business Day prior to the Distribution Date (except that if such Permitted Investment is an obligation of the Securities Administrator, then such Permitted Investment shall mature not later than such applicable Distribution Date) and any such Permitted Investment shall not be sold or disposed of prior to its maturity. All such Permitted Investments shall be made in the name of the Trustee (in its capacity as such) or its nominee. All income and gain realized from any Permitted Investment shall be for the benefit of the Securities Administrator, as additional compensation for its duties hereunder, and shall be subject to its withdrawal or order from time to time, and shall not be part of the Trust Fund. The amount of any losses incurred in respect of any such investments shall be deposited in such Distribution Account by the Securities Administrator out of its own funds, without any right of reimbursement therefor, immediately as realized.
     Section 4.02 [Reserved].
     Section 4.03 [Reserved].
     Section 4.04 Reports to Trustee and Certificateholders.
     On each Distribution Date, the Securities Administrator shall have prepared and shall make available to the Trustee and each Certificateholder a written report setting forth the following information (on the basis of Mortgage Loan level information obtained from the Master Servicer and the Servicers) (the “Distribution Date Statement”):
     (a) the amount of the distributions, separately identified, with respect to each Class of Certificates;
     (b) the amount of the distributions set forth in the clause (a) allocable to principal, separately identifying the aggregate amount of any Principal Prepayments or other unscheduled recoveries of principal included in that amount;
     (c) the amount of the distributions set forth in the clause (a) allocable to interest and how it was calculated;
     (d) the amount of any unpaid Interest Shortfall (if applicable) and the related accrued interest thereon, with respect to each Class of Certificates;
     (e) the Class Principal Amount of each Class of Certificates after giving effect to the distribution of principal on that Distribution Date;

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     (f) the Aggregate Stated Principal Balance of the Mortgage Loans, the Mortgage Rates (in incremental ranges), the Pool 1 Net WAC, the Pool 2 Net WAC, the Pool 3 Net WAC, the Pool 4 Net WAC, the Pool 5 Net WAC and the Subordinate Net WAC, the weighted average life and the weighted average remaining term of the Mortgage Loans, at the beginning and at the end of the related Prepayment Period;
     (g) the Stated Principal Balance of the Six-Month LIBOR Loans, the One-Year LIBOR Loans and the One-Year CMT Loans at the end of the related Prepayment Period;
     (h) the Senior Percentage and the Subordinate Percentage for the following Distribution Date;
     (i) the Senior Prepayment Percentage and the Subordinate Prepayment Percentage for each Mortgage Pool for the following Distribution Date;
     (j) in the aggregate and with respect to each Mortgage Pool, the amount of the Master Servicing Fee and the Servicing Fee paid to or retained by the Master Servicer and by each Servicer, respectively, and the amount of any fees paid to the Securities Administrator and the Custodian;
     (k) in the aggregate and with respect to each Mortgage Pool, the amount of Monthly Advances for the related Due Period;
     (l) the number and Stated Principal Balance of the Mortgage Loans that were (A) Delinquent (exclusive of Mortgage Loans in foreclosure) (1) 30 to 59 days, (2) 60 to 89 days and (3) 90 or more days, (B) in foreclosure and Delinquent (1) 30 to 59 days, (2) 60 to 89 days and (3) 90 or more days and (C) in bankruptcy as of the close of business on the last day of the calendar month preceding that Distribution Date;
     (m) the amount of cash flow received for such Distribution Date, and the sources thereof;
     (n) in the aggregate and with respect to each Mortgage Pool, for any Mortgage Loan as to which the related Mortgaged Property was an REO Property during the preceding calendar month, the principal balance of such Mortgage Loan as of the close of business on the last day of the related Due Period;
     (o) in the aggregate and with respect to each Mortgage Pool, the aggregate number and principal balance of any REO Properties as of the close of business on the last day of the preceding Due Period;
     (p) in the aggregate and with respect to each Mortgage Pool, the amount of Realized Losses incurred during the preceding calendar month;
     (q) in the aggregate and with respect to each Mortgage Pool, the cumulative amount of Realized Losses incurred since the Closing Date;

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     (r) the Realized Losses, if any, allocated to each Class of Certificates on that Distribution Date;
     (s) the Certificate Interest Rate for each Class of Certificates for that Distribution Date;
     (t) the amount of any Principal Transfer Amounts or Interest Transfer Amounts paid to an Undercollateralized Group or Principal Transfers between Groups;
     (u) the applicable Record Date, Accrual Period and calculation date for each Class of Certificates and such Distribution Date; and
     (v) the amount on deposit in the Distribution Account as of such Distribution Date (after giving effect to distributions on such date) and as of the prior Distribution Date.
     On each Distribution Date, the Securities Administrator shall provide Bloomberg Financial Markets, L.P. (“Bloomberg”) CUSIP level factors for each Class of Offered Certificates as of such Distribution Date, using a format and media mutually acceptable to the Securities Administrator and Bloomberg.
     In addition to the information listed above, such Distribution Date Statement shall also include such other information as is required by Form 10-D, including, but not limited to, the information required by Item 1121 (§229.1121) of Regulation AB.
     The Securities Administrator shall make such reports available each month via the Master Servicer’s website at http://www.ctslink.com. Assistance in using the website may be obtained by calling the Master Servicer’s customer service desk at (301) 815-6600. Certificateholders and other parties that are unable to use the website are entitled to have a paper copy mailed to them via first class mail by contacting the Securities Administrator and indicating such. In preparing or furnishing the foregoing information to the Trustee, the Securities Administrator shall be entitled to rely conclusively on the accuracy of the information or data regarding the Mortgage Loans and the related REO Properties that has been provided to the Securities Administrator by the Master Servicer and the Servicers, and the Securities Administrator shall not be obligated to verify, recompute, reconcile or recalculate any such information or data.
     Upon request, within a reasonable period of time after the end of each calendar year, the Securities Administrator shall cause to be furnished to each Person who at any time during the calendar year was a Certificateholder, a statement containing the information listed above aggregated for such calendar year or applicable portion thereof during which such Person was a Certificateholder. Such obligation of the Securities Administrator shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Securities Administrator pursuant to any requirements of the Code as from time to time in effect.
     Upon the reasonable advance written request of any Certificateholder that is a savings and loan, bank or insurance company, which request, if received by the Trustee or the Certificate Registrar, shall be promptly forwarded to the Securities Administrator, the Securities Administrator shall provide, or cause to be provided (or, to the extent that such information or documentation is not required to be provided by a Servicer under the applicable Servicing

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Agreement, shall use reasonable efforts to obtain such information and documentation from such Servicer, and provide) to such Certificateholders such reports and access to information and documentation regarding the Mortgage Loans as such Certificateholders may reasonably deem necessary to comply with applicable regulations of the Office of Thrift Supervision or its successor or other regulatory authorities with respect to an investment in the Certificates; provided, however, that the Securities Administrator shall be entitled to be reimbursed by such Certificateholders for the Securities Administrator’s actual expenses incurred in providing such reports and access.
ARTICLE V
DISTRIBUTIONS TO HOLDERS OF CERTIFICATES
     Section 5.01 Distributions Generally.
     (a) Subject to Section 7.01 respecting the final distribution on the Certificates, on each Distribution Date the Paying Agent on behalf of the Trustee shall make distributions in accordance with this Article V. Such distributions shall be made by check mailed to each Certificateholder’s address as it appears on the Certificate Register of the Certificate Registrar or, upon written request made to the Securities Administrator at least five Business Days prior to the related Record Date by any Certificateholder owning an aggregate initial Certificate Principal Amount of at least $1,000,000, or in the case of any Class of Interest-Only Certificates or Residual Certificate, a Percentage Interest of not less than 100%, by wire transfer in immediately available funds to an account specified in the request and at the expense of such Certificateholder; provided, however, that the final distribution in respect of any Certificate shall be made only upon presentation and surrender of such Certificate at the Certificate Registrar’s Corporate Trust Office; provided, further, that the foregoing provisions shall not apply to any Class of Certificates as long as such Certificate remains a Book-Entry Certificate in which case all payments made shall be made through the Clearing Agency and its Clearing Agency Participants. Wire transfers will be made at the expense of the Holder requesting such wire transfer by deducting a wire transfer fee from the related distribution. Notwithstanding such final payment of principal of any of the Certificates, each Residual Certificate will remain outstanding until the termination of each REMIC and the payment in full of all other amounts due with respect to the Residual Certificates and at such time such final payment in retirement of any Residual Certificate will be made only upon presentation and surrender of such Certificate at the Certificate Registrar’s Corporate Trust Office. If any payment required to be made on the Certificates is to be made on a day that is not a Business Day, then such payment will be made on the next succeeding Business Day.
     (b) All distributions or allocations made with respect to the Certificateholders within each Class on each Distribution Date shall be allocated among the outstanding Certificates in such Class equally in proportion to their respective initial Class Principal Amounts or initial Class Notional Amounts (or Percentage Interests).

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     Section 5.02 Distributions from the Distribution Account.
     (a) Subject to Sections 5.02(b), (c), (l) and (m), on each Distribution Date, the Available Distribution Amount for the related Mortgage Pool (in the case of the Senior Certificates) and the Mortgage Pools in the aggregate (in the case of the Subordinate Certificates) shall be withdrawn by the Securities Administrator from the Distribution Account allocated among the Classes of Senior Certificates and Subordinate Certificates in the following order of priority:
     (i) Concurrently, from the related Available Distribution Amount, to the payment of the Interest Distribution Amount and any accrued but unpaid Interest Shortfalls on each Class of Senior Certificates of the Related Certificate Group;
     (ii) Concurrently, to the Senior Certificates of the Related Certificate Group, from the Available Distribution Amount remaining in the related Mortgage Pool after application of amounts pursuant to clause (i) above, as follows:
          (A) first, to the Class 1-AR Certificates, the Senior Principal Distribution Amount for Pool 1, until their Class Principal Amount has been reduced to zero, and second, pro rata, to the Class 1-A1 and Class 1-A2 Certificates, the Senior Principal Distribution Amount for Pool 1, until their respective Class Principal Amounts have been reduced to zero;
          (B) pro rata, to the Class 2-A1 and Class 2-A2 Certificates, the Senior Principal Distribution Amount for Pool 2, until their respective Class Principal Amounts have been reduced to zero;
          (C) pro rata, to the Class 3-A1 and Class 3-A2 Certificates, the Senior Principal Distribution Amount for Pool 3, until their respective Class Principal Amounts have been reduced to zero;
          (D) pro rata, to the Class 4-A1 and Class 4-A2 Certificates, the Senior Principal Distribution Amount for Pool 4, until their respective Class Principal Amounts have been reduced to zero;
          (E) pro rata, to the Class 5-A1 and Class 5-A2 Certificates, the Senior Principal Distribution Amount for Pool 5, until their respective Class Principal Amounts have been reduced to zero;
     (iii) From the Available Distribution Amount from the Mortgage Pools in the aggregate remaining after the application of amounts pursuant to clauses (i) and (ii) above, to the Class B-1 Certificates, the Interest Distribution Amount and any Interest Shortfalls, in each case, for such Class on such date;
     (iv) From the Available Distribution Amount from the Mortgage Pools in the aggregate remaining after application of amounts pursuant to clauses (i) through (iii) above, to the Class B-1 Certificates, such Class’ Subordinate Class Percentage of the

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Pooling and Servicing Agmt.

aggregate Subordinate Principal Distribution Amount for each Mortgage Pool, until its Class Principal Amount has been reduced to zero;
     (v) From the Available Distribution Amount from the Mortgage Pools in the aggregate remaining after the application of amounts pursuant to clauses (i) through (iv) above, to the Class B-2 Certificates, the Interest Distribution Amount and any Interest Shortfalls, in each case, for such Class on such date;
     (vi) From the Available Distribution Amount from the Mortgage Pools in the aggregate remaining after application of amounts pursuant to clauses (i) through (v) above, to the Class B-2 Certificates, such Class’ Subordinate Class Percentage of the aggregate Subordinate Principal Distribution Amount for each Mortgage Pool, until its Class Principal Amount has been reduced to zero;
     (vii) From the Available Distribution Amount from the Mortgage Pools in the aggregate remaining after the application of amounts pursuant to clauses (i) through (vi) above, to the Class B-3 Certificates, the Interest Distribution Amount and any Interest Shortfalls, in each case, for such Class on such date;
     (viii) From the Available Distribution Amount from the Mortgage Pools in the aggregate remaining after application of amounts pursuant to clauses (i) through (vii) above, to the Class B-3 Certificates, such Class’ Subordinate Class Percentage of the aggregate Subordinate Principal Distribution Amount for each Mortgage Pool, until its Class Principal Amount has been reduced to zero;
     (ix) From the Available Distribution Amount from the Mortgage Pools in the aggregate remaining after the application of amounts pursuant to clauses (i) through (viii) above, to the Class B-4 Certificates, the Interest Distribution Amount and any Interest Shortfalls, in each case, for such Class on such date;
     (x) From the Available Distribution Amount from the Mortgage Pools in the aggregate remaining after application of amounts pursuant to clauses (i) through (ix) above, to the Class B-4 Certificates, such Class’ Subordinate Class Percentage of the aggregate Subordinate Principal Distribution Amount for each Mortgage Pool, until its Class Principal Amount has been reduced to zero;
     (xi) From the Available Distribution Amount from the Mortgage Pools in the aggregate remaining after the application of amounts pursuant to clauses (i) through (x) above, to the Class B-5 Certificates, the Interest Distribution Amount and any Interest Shortfalls, in each case, for such Class on such date;
     (xii) From the Available Distribution Amount from the Mortgage Pools in the aggregate remaining after application of amounts pursuant to clauses (i) through (xi) above, to the Class B-5 Certificates, such Class’ Subordinate Class Percentage of the aggregate Subordinate Principal Distribution Amount for each Mortgage Pool, until its Class Principal Amount has been reduced to zero;

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     (xiii) From the Available Distribution Amount from the Mortgage Pools in the aggregate remaining after the application of amounts pursuant to clauses (i) through (xii) above, to the Class B-6 Certificates, the Interest Distribution Amount and any Interest Shortfalls, in each case, for such Class on such date;
     (xiv) From the Available Distribution Amount from the Mortgage Pools in the aggregate remaining after application of amounts pursuant to clauses (i) through (xiii) above, to the Class B-6 Certificates, such Class’ Subordinate Class Percentage of the aggregate Subordinate Principal Distribution Amount for each Mortgage Pool, until its Class Principal Amount has been reduced to zero;
     (xv) To the Class 1-AR Certificate and the Class LT-R Certificate, any remaining amount of the Available Distribution Amount from the Mortgage Pools in the aggregate allocated as provided in Section 5.02(d).
     (b) On each Distribution Date on and after the Credit Support Depletion Date, the Available Distribution Amount for the Mortgage Pools shall be combined and distributed to the remaining Classes of Certificates, first, to pay the Interest Distribution Amount and any accrued but unpaid Interest Shortfalls; second, to pay principal on a pro rata basis; and third, to the Class 1-AR and Class LT-R Certificates, any remaining Available Distribution Amount from such Mortgage Pool or Mortgage Pools.
     (c) Notwithstanding the priority and allocation set forth in Section 5.02(a), if with respect to any Class of Subordinate Certificates on any Distribution Date the aggregate of the related Class Subordination Percentages of such Class and of all other Classes of Subordinate Certificates which have a higher numerical Class designation than such Class is less than the Original Applicable Credit Support Percentage for such Class, no distribution of Principal Prepayments shall be made to any such Classes and the amount of such Principal Prepayment otherwise distributable to such Classes shall be distributed to any Classes of Subordinate Certificates having lower numerical Class designations than such Class, pro rata, based on the Class Principal Amounts of the respective Classes immediately prior to such Distribution Date and shall be distributed in the sequential order provided in Section 5.02(a) above.
     (d) Amounts distributed to the Residual Certificates pursuant to subparagraph (a)(xv) of this Section 5.02 on any Distribution Date shall be allocated among the REMIC residual interests represented thereby such that each such interest is allocated the excess of funds available to the related REMIC over required distributions to the regular interests in such REMIC on such Distribution Date.
     (e) For purposes of distributions provided in paragraph (a), each Mortgage Pool shall “relate” to the Senior Class or Classes of the applicable Related Certificate Group.
     (f) [Reserved].
     (g) [Reserved].
     (h) [Reserved].

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Pooling and Servicing Agmt.

     (i) [Reserved].
     (j) For purposes of distributions of interest in paragraph (a) such distributions to a Class of Certificates on any Distribution Date shall be made first, in respect of Current Interest; and second, in respect of Interest Shortfalls.
     (k) [Reserved].
     (l) Notwithstanding the priority of distributions set forth in paragraph (a) above, if on any Distribution Date prior to the Credit Support Depletion (1) either one of the Rapid Prepayment Conditions is satisfied on such date and (2) the aggregate Class Principal Amount of the Senior Certificates relating to one of the Mortgage Pools has been reduced to zero, then that portion of the Available Distribution Amount for each Mortgage Pool described in Section 5.02(a)(ii) that represents principal collections on the Mortgage Loans shall be applied as an additional distribution to the remaining Classes of Senior Certificates in the other Certificate Group, in reduction of, and in proportion to, the Class Principal Amounts thereof; provided, however, that any such amounts distributable to the Class 1-AR, Class 1-A1 and Class 1-A2 Certificates shall be distributed first, to the Class 1-AR Certificates and, second, pro rata, to the Class 1-A1 and Class 1-A2 Certificates.
     (m) If, on any Distribution Date, any Certificate Group would constitute an Undercollateralized Group and the other Certificate Group or Certificate Groups constitute an Overcollateralized Group, then notwithstanding Section 5.02(a)(ii), the Available Distribution Amount for an Overcollateralized Group, to the extent remaining following distributions of interest and principal to the related Senior Certificates of that Certificate Group shall be distributed, up to the sum of the Interest Transfer Amount and the Principal Transfer Amount for the Undercollateralized Group or Undercollateralized Groups, to the Senior Certificates related to the Undercollateralized Group or Undercollateralized Groups, in payment of accrued but unpaid interest, if any, and then to such Senior Certificates as principal, in the same order and priority as such Certificates would receive other distributions of principal.
     Section 5.03 Allocation of Losses.
     (a) On or prior to each Distribution Date, the Master Servicer shall aggregate the information provided by each Servicer with respect to the total amount of Realized Losses experienced on the Mortgage Loans for the related Distribution Date.
     (b) On each Distribution Date, the principal portion of Realized Losses shall be allocated as follows:
     first, to the Classes of Subordinate Certificates in reverse order of their respective numerical Class designations (beginning with the Class of Subordinate Certificates with the highest numerical Class designation) until the Class Principal Amount of each such Class is reduced to zero; and
     second, to each Class of Senior Certificates relating to the Mortgage Pool which sustained such loss (allocated among the related Senior Certificates on a pro rata

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Pooling and Servicing Agmt.

basis), in each case, until the Class Principal Amount of such Class of Senior Certificates is reduced to zero; provided, however, that the amount of losses calculated above that would otherwise reduce the Class Principal Amount of the Class 1-A1 Certificates will be allocated to the Class 1-A2 Certificates, in reduction of the Class Principal Amount thereof, until the Class Principal Amount of the Class 1-A2 Certificates has been reduced to zero, before reducing the Class Principal Amount of the Class 1-A1 Certificates; provided, further, that the amount of losses calculated above that would otherwise reduce the Class Principal Amount of the Class 2-A1 Certificates will first reduce the Class Principal Amount of the Class 2-A2 Certificates until the Class Principal Amount of the Class 2-A2 Certificates has been reduced to zero, before reducing the Class Principal Amount of the Class 2-A1 Certificates; provided, further, that the amount of losses calculated above that would otherwise reduce the Class Principal Amount of the Class 3-A1 Certificates will first reduce the Class Principal Amount of the Class 3-A2 Certificates until the Class Principal Amount of the Class 3-A2 Certificates has been reduced to zero, before reducing the Class Principal Amount of the Class 3-A1 Certificates; provided, further, that the amount of losses calculated above that would otherwise reduce the Class Principal Amount of the Class 4-A1 Certificates will first reduce the Class Principal Amount of the Class 4-A2 Certificates until the Class Principal Amount of the Class 4-A2 Certificates has been reduced to zero, before reducing the Class Principal Amount of the Class 4-A1 Certificates and provided, further, that the amount of losses calculated above that would otherwise reduce the Class Principal Amount of the Class 5-A1 Certificates will first reduce the Class Principal Amount of the Class 5-A2 Certificates until the Class Principal Amount of the Class 5-A2 Certificates has been reduced to zero, before reducing the Class Principal Amount of the Class 5-A1 Certificates.
     (c) On each Distribution Date, the Class Principal Amount of the Class of Subordinate Certificates then outstanding with the highest numerical Class designation shall be reduced on each Distribution Date by the amount, if any, by which the aggregate of the Class Principal Amounts of all outstanding Classes of Certificates (after giving effect to the distribution of principal on such Distribution Date) exceeds the Aggregate Stated Principal Balance for the following Distribution Date.
     (d) Any allocation of a loss pursuant to this section to a Class of Certificates shall be achieved by reducing the Class Principal Amount thereof by the amount of such loss.
     (e) Subsequent Recoveries in respect of the Mortgage Loans shall be distributed to the Certificates still outstanding, in accordance with Section 5.02, and the Class Principal Amount of each Class of Certificates then outstanding that has been reduced due to application of a Realized Loss will be increased, in order of seniority, by the amount of such Subsequent Recovery.
     Section 5.04 Advances by Master Servicer.
     If any Servicer fails to remit any Advance required to be made under the applicable Servicing Agreement after the expiration of any applicable grace period, such event shall

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Pooling and Servicing Agmt.

constitute a default under the Servicing Agreement, and upon termination of the defaulting Servicer as set forth in Section 9.01, the Master Servicer (in its capacity as successor Servicer) shall make, or the Master Servicer (if it is not the successor Servicer) shall cause the successor Servicer, to make, such Advance in accordance with Section 9.01. The Master Servicer and each Servicer shall be entitled to be reimbursed for all Advances made by it. Notwithstanding anything to the contrary herein, in the event the Master Servicer determines in its reasonable judgment that an Advance is non-recoverable, the Master Servicer shall be under no obligation to make such Advance. If the Master Servicer determines that an Advance is non-recoverable, it shall, on or prior to the related Distribution Date, deliver an Officer’s Certificate to the Trustee to such effect.
     Section 5.05 Compensating Interest Payments.
     The amount of the aggregate Master Servicing Fees payable to the Master Servicer in respect of any Distribution Date shall be reduced (but not below zero) by the amount of any Compensating Interest Payment for such Distribution Date, but only to the extent that Prepayment Interest Shortfalls relating to such Distribution Date are required to be paid but not actually paid by the Servicers. Such amount shall not be treated as an Advance and shall not be reimbursable to the Master Servicer.
ARTICLE VI
CONCERNING THE TRUSTEE AND THE SECURITIES ADMINISTRATOR; EVENTS OF DEFAULT
     Section 6.01 Duties of Trustee and the Securities Administrator.
     (a) The Trustee, except during the continuance of an Event of Default and the Securities Administrator undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. Any permissive right of the Trustee or the Securities Administrator provided for in this Agreement shall not be construed as a duty of the Trustee or the Securities Administrator. If an Event of Default has occurred and has not otherwise been cured or waived, the Trustee or the Securities Administrator shall exercise such of the rights and powers vested in it by this Agreement and use the same degree of care and skill in their exercise as a prudent Person would exercise or use under the circumstances in the conduct of such Person’s own affairs, unless the Trustee is acting as Master Servicer, in which case it shall use the same degree of care and skill as the Master Servicer hereunder.
     (b) Each of the Trustee and the Securities Administrator, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee or the Securities Administrator which are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they are in the form required by this Agreement; provided, however, that neither the Trustee nor the Securities Administrator shall be responsible for the accuracy or content of any such resolution, certificate, statement, opinion, report, document, order or other instrument furnished by the Master Servicer

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Pooling and Servicing Agmt.

or any Servicer to the Trustee or the Securities Administrator pursuant to this Agreement, and shall not be required to recalculate or verify any numerical information furnished to the Trustee or the Securities Administrator pursuant to this Agreement. Subject to the immediately preceding sentence, if any such resolution, certificate, statement, opinion, report, document, order or other instrument is found not to conform to the form required by this Agreement in a material manner the Trustee or the Securities Administrator, as applicable, shall take such action as it deems appropriate to cause the instrument to be corrected, and if the instrument is not corrected to the Trustee’s or the Securities Administrator’s satisfaction, the Trustee or the Securities Administrator will provide notice thereof to the Certificateholders and will, at the expense of the Trust Fund, which expense shall be reasonable given the scope and nature of the required action, take such further action as directed by the Certificateholders.
     (c) Neither the Trustee nor the Securities Administrator shall have any liability arising out of or in connection with this Agreement, except for its negligence or willful misconduct. Notwithstanding anything in this Agreement to the contrary, neither the Trustee nor the Securities Administrator shall be liable for special, indirect or consequential losses or damages of any kind whatsoever (including, but not limited to, lost profits). No provision of this Agreement shall be construed to relieve the Trustee or the Securities Administrator from liability for its own negligent action, its own negligent failure to act or its own willful misconduct; provided, however, that:
     (i) Neither the Trustee nor the Securities Administrator shall be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of Holders of Certificates as provided in Section 6.18 hereof;
     (ii) For all purposes under this Agreement, the Trustee shall not be deemed to have notice of any Event of Default (other than resulting from a failure by the Master Servicer to furnish information to the Trustee when required to do so) unless a Responsible Officer of the Trustee has actual knowledge thereof or unless written notice of any event which is in fact such a default is received by the Trustee at the Corporate Trust Office of the Trustee, and such notice references the Holders of the Certificates and this Agreement;
     (iii) For all purposes under this Agreement, the Securities Administrator shall not be deemed to have notice of any Event of Default (other than resulting from a failure by the Master Servicer to furnish information to the Securities Administrator when required to do so) unless a Responsible Officer of the Securities Administrator has actual knowledge thereof or unless written notice of any event which is in fact such a default is received by the Securities Administrator at the address provided in Section 11.07, and such notice references the Holders of the Certificates and this Agreement;
     (iv) No provision of this Agreement shall require the Trustee (regardless of the capacity in which it is acting) or the Securities Administrator to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable

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Pooling and Servicing Agmt.

grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it; and none of the provisions contained in this Agreement shall in any event require the Trustee or the Securities Administrator to perform, or be responsible for the manner of performance of, any of the obligations of the Master Servicer under this Agreement;
     (v) Neither the Trustee nor the Securities Administrator shall be responsible for any act or omission of the Master Servicer, the Depositor, the Seller or the Custodian.
     (d) The Trustee shall have no duty hereunder with respect to any complaint, claim, demand, notice or other document it may receive or which may be alleged to have been delivered to or served upon it by the parties as a consequence of the assignment of any Mortgage Loan hereunder; provided, however, that the Trustee shall promptly remit to the applicable Servicer upon receipt any such complaint, claim, demand, notice or other document (i) which is delivered to the Corporate Trust Office of the Trustee, (ii) of which a Responsible Officer has actual knowledge, and (iii) which contains information sufficient to permit the Trustee to make a determination that the real property to which such document relates is a Mortgaged Property.
     (e) Neither the Trustee nor the Securities Administrator shall be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of the Certificateholders of any Class holding Certificates which evidence, as to such Class, Percentage Interests aggregating not less than 25% as to the time, method and place of conducting any proceeding for any remedy available to the Trustee or the Securities Administrator or exercising any trust or power conferred upon the Trustee or the Securities Administrator, as applicable, under this Agreement.
     (f) Neither the Trustee nor the Securities Administrator shall be required to perform services under this Agreement, or to expend or risk its own funds or otherwise incur financial liability for the performance of any of its duties hereunder or the exercise of any of its rights or powers if there is reasonable ground for believing that the timely payment of its fees and expenses or the repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it, and none of the provisions contained in this Agreement shall in any event require the Trustee or the Securities Administrator, as applicable, to perform, or be responsible for the manner of performance of, any of the obligations of the Master Servicer or any Servicer under this Agreement or any Servicing Agreement except during such time, if any, as the Trustee shall be the successor to, and be vested with the rights, duties, powers and privileges of, the Master Servicer in accordance with the terms of this Agreement.
     (g) The Trustee shall not be held liable by reason of any insufficiency in the Distribution Account or, if applicable, the Reserve Fund resulting from any investment loss on any Permitted Investment included therein (except to the extent that the Trustee is the obligor and has defaulted thereon).
     (h) Except as otherwise provided herein, neither the Trustee nor the Securities Administrator shall have any duty (A) to see to any recording, filing, or depositing of this Agreement or any agreement referred to herein or any financing statement or continuation

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Pooling and Servicing Agmt.

statement evidencing a security interest, or to see to the maintenance of any such recording or filing or depositing or to any rerecording, refiling or redepositing of any thereof, (B) to see to any insurance, (C) to see to the payment or discharge of any tax, assessment, or other governmental charge or any lien or encumbrance of any kind owing with respect to, assessed or levied against, any part of the Trust Fund other than from funds available in the Distribution Account, or (D) to confirm or verify the contents of any reports or certificates of the Master Servicer or any Servicer delivered to the Trustee or the Securities Administrator pursuant to this Agreement believed by the Trustee or the Securities Administrator, as applicable, to be genuine and to have been signed or presented by the proper party or parties.
     (i) Neither the Securities Administrator nor the Trustee shall be liable in its individual capacity for an error of judgment made in good faith by a Responsible Officer or other officers of the Trustee or the Securities Administrator, as applicable, unless it shall be proved that the Trustee or the Securities Administrator, as applicable, was negligent in ascertaining the pertinent facts.
     (j) Notwithstanding anything in this Agreement to the contrary, neither the Securities Administrator nor the Trustee shall be liable for special, indirect or consequential losses or damages of any kind whatsoever (including, but not limited to, lost profits), even if the Trustee or the Securities Administrator, as applicable, has been advised of the likelihood of such loss or damage and regardless of the form of action.
     (k) Neither the Securities Administrator nor the Trustee shall be responsible for the acts or omissions of the other, it being understood that this Agreement shall not be construed to render them agents of one another.
     Section 6.02 Certain Matters Affecting the Trustee and the Securities Administrator.
     Except as otherwise provided in Section 6.01:
     (i) Each of the Trustee and the Securities Administrator may request, and may rely and shall be protected in acting or refraining from acting upon any resolution, Officer’s Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;
     (ii) Each of the Trustee and the Securities Administrator may consult with counsel and any advice of its counsel or Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such advice or Opinion of Counsel;
     (iii) Neither the Trustee nor the Securities Administrator shall be personally liable for any action taken, suffered or omitted by it in good faith and reasonably believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

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Pooling and Servicing Agmt.

     (iv) Unless an Event of Default shall have occurred and be continuing, neither the Trustee nor the Securities Administrator shall be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document (provided the same appears regular on its face), unless requested in writing to do so by the Holders of at least a majority in Class Principal Amount (or Percentage Interest) of each Class of Certificates; provided, however, that, if the payment within a reasonable time to the Trustee or the Securities Administrator, as applicable, of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee or the Securities Administrator, as applicable, not reasonably assured to the Trustee or the Securities Administrator by the security afforded to it by the terms of this Agreement, the Trustee or the Securities Administrator, as applicable, may require reasonable indemnity against such expense or liability or payment of such estimated expenses from the Certificateholders as a condition to proceeding. The reasonable expense thereof shall be paid by the party requesting such investigation and if not reimbursed by the requesting party shall be reimbursed by the Trust Fund to the Trustee or the Securities Administrator, as applicable;
     (v) Each of the Trustee and the Securities Administrator may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents, custodians or attorneys, which agents, custodians or attorneys shall have any and all of the rights, powers, duties and obligations of the Trustee and the Securities Administrator conferred on them by such appointment, provided that each of the Trustee and the Securities Administrator shall continue to be responsible for its duties and obligations hereunder to the extent provided herein, and provided further that neither the Trustee nor the Securities Administrator shall be responsible for any misconduct or negligence on the part of any such agent or attorney appointed with due care by the Trustee or the Securities Administrator, as applicable;
     (vi) Neither the Trustee nor the Securities Administrator shall be under any obligation to exercise any of the trusts or powers vested in it by this Agreement or to institute, conduct or defend any litigation hereunder or in relation hereto, in each case at the request, order or direction of any of the Certificateholders pursuant to the provisions of this Agreement, unless such Certificateholders shall have offered to the Trustee or the Securities Administrator, as applicable, reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby;
     (vii) The right of the Trustee and the Securities Administrator to perform any discretionary act enumerated in this Agreement shall not be construed as a duty, and neither the Trustee nor the Securities Administrator shall be answerable for other than its negligence or willful misconduct in the performance of such act; and
     (viii) Neither the Trustee nor the Securities Administrator shall be required to give any bond or surety in respect of the execution of the Trust Fund created hereby or the powers granted hereunder.

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Pooling and Servicing Agmt.

     In the event either of the Trustee or the Securities Administrator deem the nature of any action required on its part to be unclear, the Trustee or the Securities Administrator, as applicable, may require prior to such action that it be provided by the Depositor with reasonable further instructions.
     Section 6.03 Trustee and Securities Administrator Not Liable for Certificates.
     The Trustee and the Securities Administrator make no representations as to the validity or sufficiency of this Agreement or of the Certificates (other than the certificate of authentication on the Certificates) or of any Mortgage Loan, or related document save that the Trustee and the Securities Administrator represent that, assuming due execution and delivery by the other parties hereto, this Agreement has been duly authorized, executed and delivered by it and constitutes its valid and binding obligation, enforceable against it in accordance with its terms except that such enforceability may be subject to (A) applicable bankruptcy and insolvency laws and other similar laws affecting the enforcement of the rights of creditors generally, and (B) general principles of equity regardless of whether such enforcement is considered in a proceeding in equity or at law. The Trustee and the Securities Administrator shall not be accountable for the use or application by the Depositor of funds paid to the Depositor in consideration of the assignment of the Mortgage Loans to the Trust Fund by the Depositor or for the use or application of any funds deposited into the Distribution Account or any other fund or account maintained with respect to the Certificates. The Trustee and the Securities Administrator shall not be responsible for the legality or validity of this Agreement or the validity, priority, perfection or sufficiency of the security for the Certificates issued or intended to be issued hereunder. Except as otherwise provided herein, the Trustee and the Securities Administrator shall have no responsibility for filing any financing or continuation statement in any public office at any time or to otherwise perfect or maintain the perfection of any security interest or lien granted to it hereunder or to record this Agreement.
     Section 6.04 Trustee and the Securities Administrator May Own Certificates.
     The Trustee and the Securities Administrator and any Affiliate or agent of either of them in its individual or any other capacity may become the owner or pledgee of Certificates and may transact banking and trust business with the other parties hereto and their Affiliates with the same rights it would have if it were not Trustee, Securities Administrator or such agent.
     Section 6.05 Eligibility Requirements for Trustee and Securities Administrator.
     The Trustee hereunder shall at all times (i) be an institution insured by the FDIC, (ii) be a corporation or national banking association, organized and doing business under the laws of any State or the United States of America, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of not less than $50,000,000 and subject to supervision or examination by federal or state authority and (iii) not be an Affiliate of the Master Servicer or any Servicer. If such corporation or national banking association publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then, for the purposes of this Section, the combined capital and surplus of such corporation or national banking association shall be deemed to be its combined capital and

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Pooling and Servicing Agmt.

surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with provisions of this Section, the Trustee shall resign immediately in the manner and with the effect specified in Section 6.06.
     The Securities Administrator hereunder shall at all times (i) be an institution authorized to exercise corporate trust powers under the laws of its jurisdiction of organization, (ii) be rated at least “A/F1” by Fitch, or if not rated by Fitch, the equivalent rating by S&P or Moody’s and (iii) not be an originator of Mortgage Loans, the Master Servicer, a Servicer, the Depositor, or an Affiliate of the Depositor unless the Securities Administrator is in an institutional trust department of the Securities Administrator.
     Section 6.06 Resignation and Removal of Trustee and the Securities Administrator.
     (a) Each of the Trustee and the Securities Administrator may at any time resign and be discharged from the trust hereby created by giving 60 days’ written notice thereof to the Trustee or the Securities Administrator, as applicable, the Depositor and the Master Servicer. Upon receiving such notice of resignation, the Depositor will promptly appoint a successor trustee or a successor securities administrator, as applicable, by written instrument, one copy of which instrument shall be delivered to the resigning Trustee or resigning Securities Administrator, as applicable, one copy to the successor trustee or successor securities administrator, as applicable, and one copy to the Master Servicer. If no successor trustee or successor securities administrator shall have been so appointed and shall have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee or resigning Securities Administrator, as applicable, may petition any court of competent jurisdiction for the appointment of a successor trustee or successor securities administrator, as applicable. The Trustee shall notify the Rating Agencies of any change of Securities Administrator.
     (b) If at any time any of the following events shall occur: (i) the Trustee or the Securities Administrator ceases to be eligible in accordance with the provisions of Section 6.05 and fails to resign after written request therefor by the Depositor, (ii) the Securities Administrator fails to perform its obligations pursuant to Section 5.02 to make distributions to Certificateholders, which failure continues unremedied for a period of one Business Day after the date upon which written notice of such failure shall have been given to the Securities Administrator by the Trustee or the Depositor, (iii) the Securities Administrator fails to provide an Item 1123 Certificate, Assessment of Compliance or an Accountant’s Attestation required under Sections 6.22, 6.23 and 6.24, respectively, by March 15 of each year in which Exchange Act reports are required, (iv) the Trustee or the Securities Administrator becomes incapable of acting, or is adjudged a bankrupt or insolvent, or a receiver of the Trustee or the Securities Administrator of its property is appointed, or any public officer takes charge or control of the Trustee or the Securities Administrator or of either of their property or affairs for the purpose of rehabilitation, conservation or liquidation, (v) a tax is imposed or threatened with respect to the Trust Fund by any state in which the Trustee or the Trust Fund held by the Trustee is located, or (vi) the continued use of the Trustee or Securities Administrator would result in a downgrading of the rating by any Rating Agency of any Class of Certificates with a rating; then, in each such case, the Depositor shall remove the Trustee or the Securities Administrator, as applicable, and the Depositor shall appoint a successor trustee or successor securities administrator, as applicable,

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acceptable to the Depositor or the Trustee by written instrument, one copy of which instrument shall be delivered to the Trustee or Securities Administrator so removed, one copy each to the successor trustee or successor securities administrator, as applicable, and one copy to the Master Servicer.
     (c) The Holders of more than 50% of the Class Principal Amount (or Percentage Interest) of each Class of Certificates may at any time upon 30 days’ written notice to the Trustee or the Securities Administrator, as applicable, and to the Depositor remove the Trustee or the Securities Administrator, as applicable, by such written instrument, signed by such Holders or their attorney-in-fact duly authorized, one copy of which instrument shall be delivered to the Depositor, one copy to the Trustee or Securities Administrator, as applicable and one copy to the Master Servicer; the Depositor shall thereupon appoint a successor trustee or successor securities administrator, as applicable, in accordance with this Section.
     (d) Any resignation or removal of the Trustee or the Securities Administrator, as applicable, and appointment of a successor trustee or successor securities administrator pursuant to any of the provisions of this Section shall become effective upon acceptance of appointment by the successor trustee or the successor securities administrator, as applicable, as provided in Section 6.07.
     Section 6.07 Successor Trustee and Successor Securities Administrator.
     (a) Any successor trustee or successor securities administrator appointed as provided in Section 6.06 shall execute, acknowledge and deliver to the Depositor and to its predecessor trustee or predecessor securities administrator, as applicable, (i) an instrument accepting such appointment hereunder and (ii) the certification required pursuant to the first sentence of Section 6.21(e), and thereupon the resignation or removal of the predecessor trustee or predecessor securities administrator, as applicable, shall become effective and such successor trustee or successor securities administrator, as applicable, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with like effect as if originally named as trustee or securities administrator, as applicable, herein. The predecessor trustee or predecessor securities administrator, as applicable, shall deliver to the successor trustee (or assign to the Trustee its interest under the Custody Agreement, to the extent permitted thereunder) or successor securities administrator, as applicable, all Trustee Mortgage Files and documents and statements related to each Trustee Mortgage File held by it hereunder, and shall duly assign, transfer, deliver and pay over to the successor trustee the entire Trust Fund, together with all necessary instruments of transfer and assignment or other documents properly executed necessary to effect such transfer and such of the records or copies thereof maintained by the predecessor trustee in the administration hereof as may be requested by the successor trustee and shall thereupon be discharged from all duties and responsibilities under this Agreement. In addition, the Depositor and the predecessor trustee or predecessor securities administrator, as applicable, shall execute and deliver such other instruments and do such other things as may reasonably be required to more fully and certainly vest and confirm in the successor trustee or successor securities administrator, as applicable, all such rights, powers, duties and obligations.

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     (b) No successor trustee shall accept appointment as provided in this Section unless at the time of such appointment such successor trustee shall be eligible under the provisions of Section 6.05.
     (c) Upon acceptance of appointment by a successor trustee or successor securities administrator, as applicable, as provided in this Section, the predecessor trustee or predecessor securities administrator, as applicable, shall mail notice of the succession of such trustee or securities administrator, as applicable, hereunder to all Holders of Certificates at their addresses as shown in the Certificate Register and to any Rating Agency. The expenses of such mailing shall be borne by the Master Servicer.
     Section 6.08 Merger or Consolidation of Trustee or the Securities Administrator.
     Any Person into which the Trustee or Securities Administrator may be merged or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Trustee or Securities Administrator shall be a party, or any Persons succeeding to the business of the Trustee or Securities Administrator, shall be the successor to the Trustee or Securities Administrator hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding, provided that, in the case of the Trustee, such Person shall be eligible under the provisions of Section 6.05.
     Section 6.09 Appointment of Co-Trustee, Separate Trustee or Custodian.
     (a) Notwithstanding any other provisions hereof, at any time, the Trustee, the Depositor or the Certificateholders evidencing more than 50% of the Class Principal Amount (or Percentage Interest) of every Class of Certificates shall have the power from time to time to appoint one or more Persons, approved by the Trustee, to act either as co-trustees jointly with the Trustee, or as separate trustees, or as custodians, for the purpose of holding title to, foreclosing or otherwise taking action with respect to any Mortgage Loan outside the state where the Trustee has its principal place of business where such separate trustee or co-trustee is necessary or advisable (or the Trustee has been advised by the Master Servicer that such separate trustee or co-trustee is necessary or advisable) under the laws of any state in which a property securing a Mortgage Loan is located or for the purpose of otherwise conforming to any legal requirement, restriction or condition in any state in which a property securing a Mortgage Loan is located or in any state in which any portion of the Trust Fund is located. The separate Trustees, co-trustees, or custodians so appointed shall be trustees or custodians for the benefit of all the Certificateholders and shall have such powers, rights and remedies as shall be specified in the instrument of appointment; provided, however, that no such appointment shall, or shall be deemed to, constitute the appointee an agent of the Trustee. The obligation of the Master Servicer to make Advances pursuant to Section 5.04 hereof shall not be affected or assigned by the appointment of a co-trustee.
     (b) Every separate trustee, co-trustee, and custodian shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

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     (i) all powers, duties, obligations and rights conferred upon the Trustee in respect of the receipt, custody and payment of moneys shall be exercised solely by the Trustee;
     (ii) all other rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee, co-trustee, or custodian jointly, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations, including the holding of title to the Trust Fund or any portion thereof in any such jurisdiction, shall be exercised and performed by such separate trustee, co-trustee, or custodian;
     (iii) no trustee or custodian hereunder shall be personally liable by reason of any act or omission of any other trustee or custodian hereunder; and
     (iv) the Trustee may at any time, by an instrument in writing executed by it, with the concurrence of the Depositor, accept the resignation of or remove any separate trustee, co-trustee or custodian, so appointed by it or them, if such resignation or removal does not violate the other terms of this Agreement.
     (c) Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee, co-trustee or custodian shall refer to this Agreement and the conditions of this Article VI. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee and a copy given to the Master Servicer.
     (d) Any separate trustee, co-trustee or custodian may, at any time, constitute the Trustee its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee, co-trustee or custodian shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.
     (e) No separate trustee, co-trustee or custodian hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 6.05 hereunder and no notice to the Certificateholders of the appointment shall be required under Section 6.07 hereof.
     (f) The Trustee agrees to instruct the co-trustees, if any, to the extent necessary to fulfill the Trustee’s obligations hereunder.

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     (g) The Trust shall pay the reasonable compensation of the co-trustees (which compensation shall not reduce any compensation payable to the Trustee under such Section).
     Section 6.10 Authenticating Agents.
     (a) The Trustee may appoint one or more Authenticating Agents which shall be authorized to act on behalf of the Trustee in authenticating Certificates. The Trustee hereby appoints the Securities Administrator as initial Authenticating Agent, and the Securities Administrator accepts such appointment. Wherever reference is made in this Agreement to the authentication of Certificates by the Trustee or the Trustee’s certificate of authentication, such reference shall be deemed to include authentication on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent must be a national banking association or a corporation organized and doing business under the laws of the United States of America or of any state, having a combined capital and surplus of at least $15,000,000, authorized under such laws to do a trust business and subject to supervision or examination by federal or state authorities.
     (b) Any Person into which any Authenticating Agent may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which any Authenticating Agent shall be a party, or any Person succeeding to the corporate agency business of any Authenticating Agent, shall continue to be the Authenticating Agent without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.
     (c) Any Authenticating Agent may at any time resign by giving at least 30 days’ advance written notice of resignation to the Trustee and the Depositor. The Trustee may at any time terminate the agency of any Authenticating Agent by giving written notice of termination to such Authenticating Agent and the Depositor. Upon receiving a notice of resignation or upon such a termination, or in case at any time any Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section 6.10, the Trustee may appoint a successor authenticating agent, shall give written notice of such appointment to the Depositor and shall mail notice of such appointment to all Holders of Certificates. Any successor authenticating agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers, duties and responsibilities of its predecessor hereunder, with like effect as if originally named as Authenticating Agent. No successor authenticating agent shall be appointed unless eligible under the provisions of this Section 6.10. No Authenticating Agent shall have responsibility or liability for any action taken by it as such at the direction of the Trustee or in accordance with the provisions of this Agreement.
     Section 6.11 Indemnification of the Trustee and the Securities Administrator.
     The Trustee and the Securities Administrator and their respective directors, officers, employees and agents shall be entitled to indemnification from the Depositor and the Trust Fund (provided that the Trust Fund’s indemnification under this Section 6.11 is limited by Section 4.01(d)) for any loss, liability or expense (including, without limitation, reasonable attorneys’ fees and disbursements (and, in the case of the Trustee, in connection with the Custody

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Agreement, including the reasonable compensation and the expenses and disbursements of its agents or counsel), incurred without negligence or willful misconduct on their part, arising out of, or in connection with, the acceptance or administration of the trusts created hereunder or in connection with the performance of their duties hereunder including the costs and expenses of defending themselves against any claim in connection with the exercise or performance of any of their powers or duties hereunder, provided that:
     (i) with respect to any such claim, the Trustee or the Securities Administrator, as applicable, shall have given the Depositor written notice thereof promptly after the Trustee, the Securities Administrator, as applicable, shall have knowledge thereof;
     (ii) while maintaining control over its own defense, the Trustee or the Securities Administrator, as applicable, shall cooperate and consult fully with the Depositor in preparing such defense; and
     (iii) notwithstanding anything to the contrary in this Section 6.11, the Trust Fund shall not be liable for settlement of any such claim by the Trustee or the Securities Administrator, as applicable, entered into without the prior consent of the Depositor, which consent shall not be unreasonably withheld.
     The provisions of this Section 6.11 shall survive any termination of this Agreement and the resignation or removal of the Trustee or the Securities Administrator, as applicable, and shall be construed to include, but not be limited to any loss, liability or expense under any environmental law.
     Section 6.12 Fees and Expenses of Securities Administrator and the Trustee.
     (a) Compensation for the services of the Securities Administrator hereunder shall be paid from the Master Servicing Fee. The Securities Administrator shall be entitled to all disbursements and advancements incurred or made by the Securities Administrator in accordance with this Agreement (including fees and expenses of its counsel and all persons not regularly in its employment), except any such expenses arising from its negligence, bad faith or willful misconduct. Wells Fargo Bank, N.A. shall act as Securities Administrator for so long as it is Master Servicer under this Agreement.
     (b) As compensation for its services hereunder, the Trustee shall be entitled to receive a Trustee fee equal to $3,500 per annum, which shall be paid by the Master Servicer pursuant to a separate agreement between the Trustee and the Master Servicer. Any expenses incurred by the Trustee shall be reimbursed in accordance with Section 6.11.
     Section 6.13 Collection of Monies.
     Except as otherwise expressly provided in this Agreement, the Trustee and the Securities Administrator may demand payment or delivery of, and shall receive and collect, all money and other property payable to or receivable by the it pursuant to this Agreement. The Trustee or the Securities Administrator, as applicable, shall hold all such money and property received by it as part of the Trust Fund and shall distribute it as provided in this Agreement.

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     Section 6.14 Events of Default; Trustee To Act; Appointment of Successor.
     (a) The occurrence of any one or more of the following events shall constitute an “Event of Default”:
     (i) Any failure by the Master Servicer to furnish the Securities Administrator the Mortgage Loan data sufficient to prepare the reports described in Section 4.04 which continues unremedied for a period of one Business Day after the date upon which written notice of such failure shall have been given to such Master Servicer by the Trustee or the Securities Administrator or to such Master Servicer, the Securities Administrator and the Trustee by the Holders of not less than 25% of the Class Principal Amount (or Class Notional Amount) of each Class of Certificates affected thereby; or
     (ii) Any failure by the Master Servicer to deliver to the Depositor and the Seller the information or reports required pursuant to Section 9.01(e) through (g) hereto;
     (iii) Any failure on the part of the Master Servicer duly to observe or perform in any material respect any other of the covenants or agreements (other than those referred to in (viii) and (ix) below) on the part of the Master Servicer contained in this Agreement which continues unremedied for a period of 30 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Master Servicer by the Trustee or the Securities Administrator, or to the Master Servicer, the Securities Administrator and the Trustee by the Holders of more than 50% of the Aggregate Voting Interests of the Certificates (or in the case of a breach of its obligation to provide an Item 1123 Certificate, an Assessment of Compliance or an Accountant’s Attestation pursuant to Sections 6.22, 6.23 and 6.24, immediately without a cure period); or
     (iv) A decree or order of a court or agency or supervisory authority having jurisdiction for the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Master Servicer, and such decree or order shall have remained in force undischarged or unstayed for a period of 60 days or any Rating Agency reduces or withdraws or threatens to reduce or withdraw the rating of the Certificates because of the financial condition or loan servicing capability of such Master Servicer; or
     (v) The Master Servicer shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities, voluntary liquidation or similar proceedings of or relating to the Master Servicer or of or relating to all or substantially all of its property; or
     (vi) The Master Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors or voluntarily suspend payment of its obligations; or

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     (vii) The Master Servicer shall be dissolved, or shall dispose of all or substantially all of its assets, or consolidate with or merge into another entity or shall permit another entity to consolidate or merge into it, such that the resulting entity does not meet the criteria for a successor servicer as specified in Section 9.05 hereof; or
     (viii) If a representation or warranty set forth in Section 9.03 hereof shall prove to be incorrect as of the time made in any respect that materially and adversely affects the interests of the Certificateholders, and the circumstance or condition in respect of which such representation or warranty was incorrect shall not have been eliminated or cured within 30 days after the date on which written notice of such incorrect representation or warranty shall have been given to the Master Servicer by the Trustee or the Securities Administrator, or to the Master Servicer, the Securities Administrator and the Trustee by the Holders of more than 50% of the Aggregate Voting Interests of the Certificates; or
     (ix) A sale or pledge of any of the rights of the Master Servicer hereunder or an assignment of this Agreement by the Master Servicer or a delegation of the rights or duties of the Master Servicer hereunder shall have occurred in any manner not otherwise permitted hereunder and without the prior written consent of the Trustee and Certificateholders holding more than 50% of the Aggregate Voting Interests of the Certificates; or
     (x) After receipt of notice from the Trustee, any failure of the Master Servicer to make any Advances when such Advances are due, which failure continues unremedied for a period of one Business Day.
     If an Event of Default described in clauses (i) through (ix) of this Section shall occur, then, in each and every case, subject to applicable law, so long as any such Event of Default shall not have been remedied within any period of time prescribed by this Section, the Trustee, by notice in writing to the Master Servicer may, and, if so directed by Certificateholders evidencing more than 50% of the Class Principal Amount (or Class Notional Amount) of each Class of Certificates, or upon the occurrence of an Event of Default described in clause (x) of this Section, shall, terminate all of the rights and obligations of the Master Servicer hereunder and in and to the Mortgage Loans and the proceeds thereof. On or after the receipt by the Master Servicer of such written notice, all authority and power of the Master Servicer, and only in its capacity as Master Servicer under this Agreement, whether with respect to the Mortgage Loans or otherwise, shall pass to and be vested in the Trustee; and the Trustee is hereby authorized and empowered to execute and deliver, on behalf of the defaulting Master Servicer as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Mortgage Loans and related documents or otherwise. The defaulting Master Servicer agrees to cooperate with the Trustee and the Securities Administrator in effecting the termination of the defaulting Master Servicer’s responsibilities and rights hereunder as Master Servicer including, without limitation, notifying Servicers of the assignment of the master servicing function and providing the Trustee or its designee all documents and records in electronic or other form reasonably requested by it to enable the Trustee or its designee to assume the defaulting Master Servicer’s functions hereunder

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and the transfer to the Trustee for administration by it of all amounts which shall at the time be or should have been deposited by the defaulting Master Servicer in the Distribution Account and any other account or fund maintained with respect to the Certificates or thereafter received with respect to the Mortgage Loans. The Master Servicer being terminated shall bear all costs of a master servicing transfer, including but not limited to those of the Trustee or Securities Administrator reasonably allocable to specific employees and overhead, legal fees and expenses, accounting and financial consulting fees and expenses, and costs of amending this Agreement, if necessary.
     Notwithstanding the termination of its activities as Master Servicer, each terminated Master Servicer shall continue to be entitled to reimbursement under this Agreement to the extent such reimbursement relates to the period prior to such Master Servicer’s termination.
     If any Event of Default shall occur, the Trustee, upon becoming aware of the occurrence thereof, shall promptly notify the Securities Administrator and each Rating Agency of the nature and extent of such Event of Default. The Trustee or the Securities Administrator shall immediately give written notice to the Master Servicer upon the Master Servicer’s failure to make Advances as required under this Agreement.
     (b) On and after the time the Master Servicer receives a notice of termination from the Trustee pursuant to Section 6.14(a) or the Trustee receives the resignation of the Master Servicer evidenced by an Opinion of Counsel pursuant to Section 9.06, the Trustee, unless another master servicer shall have been appointed, shall be the successor in all respects to the Master Servicer in its capacity as such under this Agreement and the transactions set forth or provided for herein and shall have all the rights and powers and be subject to all the responsibilities, duties and liabilities relating thereto and arising thereafter placed on the Master Servicer hereunder, including (but subject to applicable law) the obligation to make Advances in accordance with Section 5.04; provided, however, that any failure to perform such duties or responsibilities caused by the Master Servicer’s failure to provide information required by this Agreement shall not be considered a default by the Trustee hereunder. In addition, the Trustee shall have no responsibility for any act or omission of the Master Servicer prior to the issuance of any notice of termination. The Trustee shall have no liability relating to the representations and warranties of the Master Servicer set forth in Section 9.03. In the Trustee’s capacity as such successor, the Trustee shall have the same limitations on liability herein granted to the Master Servicer. As compensation therefor, the Trustee shall be entitled to receive all compensation payable to the Master Servicer under this Agreement, including the Master Servicing Fee.
     (c) Notwithstanding the above, the Trustee may, if it shall be unwilling to continue to so act, or shall, if it is unable to so act, petition a court of competent jurisdiction to appoint, or appoint on its own behalf any established housing and home finance institution servicer, master servicer, servicing or mortgage servicing institution having a net worth of not less than $15,000,000 and meeting such other standards for a successor master servicer as are set forth in this Agreement, as the successor to such Master Servicer in the assumption of all of the responsibilities, duties or liabilities of a master servicer, like the Master Servicer. Any entity designated by the Trustee as a successor master servicer may be an Affiliate of the Trustee; provided, however, that, unless such Affiliate meets the net worth requirements and other

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standards set forth herein for a successor master servicer, the Trustee, in its individual capacity shall agree, at the time of such designation, to be and remain liable to the Trust Fund for such Affiliate’s actions and omissions in performing its duties hereunder. In connection with such appointment and assumption, the Trustee may make such arrangements for the compensation of such successor out of payments on Mortgage Loans as it and such successor shall agree; provided, however, that no such compensation shall be in excess of that permitted to the Master Servicer hereunder. Notwithstanding anything herein to the contrary, in no event shall the Trustee be liable for any Master Servicing Fee or for any differential in the amount of the Master Servicing Fee paid hereunder and the amount necessary to induce any successor master servicer to act as successor master servicer under this Agreement and the transactions set forth or provided for herein. The Trustee and such successor shall take such actions, consistent with this Agreement, as shall be necessary to effectuate any such succession and may make other arrangements with respect to the servicing to be conducted hereunder which are not inconsistent herewith. The Master Servicer shall cooperate with the Trustee and any successor master servicer in effecting the termination of the Master Servicer’s responsibilities and rights hereunder including, without limitation, notifying Mortgagors of the assignment of the master servicing functions and providing the Trustee and successor master servicer, as applicable, all documents and records in electronic or other form reasonably requested by it to enable it to assume the Master Servicer’s functions hereunder and the transfer to the Trustee or such successor master servicer, as applicable, all amounts which shall at the time be or should have been deposited by the Master Servicer in the Distribution Account and any other account or fund maintained with respect to the Certificates or thereafter be received with respect to the Mortgage Loans. Neither the Trustee nor any other successor master servicer shall be deemed to be in default hereunder by reason of any failure to make, or any delay in making, any distribution hereunder or any portion thereof caused by (i) the failure of the Master Servicer to deliver, or any delay in delivering, cash, documents or records to it, (ii) the failure of the Master Servicer to cooperate as required by this Agreement, (iii) the failure of the Master Servicer to deliver the Mortgage Loan data to the Trustee as required by this Agreement or (iv) restrictions imposed by any regulatory authority having jurisdiction over the Master Servicer. No successor master servicer shall be deemed to be in default hereunder by reason of any failure to make, or any delay in making, any distribution hereunder or any portion thereof caused by (i) the failure of the Trustee to deliver, or any delay in delivering cash, documents or records to it related to such distribution, or (ii) the failure of Trustee to cooperate as required by this Agreement.
     Any successor master servicer shall execute and deliver to the Depositor, the Seller and the predecessor Master Servicer the certification required pursuant to the first sentence of Section 6.21(e).
     Section 6.15 Additional Remedies of Trustee Upon Event of Default.
     During the continuance of any Event of Default, so long as such Event of Default shall not have been remedied, the Trustee, in addition to the rights specified in Section 6.14, shall have the right, in its own name and as trustee of the Trust Fund, to take all actions now or hereafter existing at law, in equity or by statute to enforce its rights and remedies and to protect the interests, and enforce the rights and remedies, of the Certificateholders (including the institution and prosecution of all judicial, administrative and other proceedings and the filings of proofs of

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claim and debt in connection therewith). Except as otherwise expressly provided in this Agreement, no remedy provided for by this Agreement shall be exclusive of any other remedy, and each and every remedy shall be cumulative and in addition to any other remedy, and no delay or omission to exercise any right or remedy shall impair any such right or remedy or shall be deemed to be a waiver of any Event of Default.
     Section 6.16 Waiver of Defaults.
     More than 50% of the Aggregate Voting Interests of the Certificateholders may waive any default or Event of Default by the Master Servicer in the performance of its obligations hereunder, except that a default in the making of any required deposit to the Distribution Account that would result in a failure of the Paying Agent to make any required payment of principal of or interest on the Certificates may only be waived with the consent of 100% of the affected Certificateholders. Upon any such waiver of a past default, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereon except to the extent expressly so waived.
     Section 6.17 Notification to Holders.
     Upon termination of the Master Servicer or appointment of a successor to the Master Servicer, in each case as provided herein, the Trustee shall promptly mail notice thereof by first class mail to the Securities Administrator, and the Certificateholders at their respective addresses appearing on the Certificate Register. The Trustee shall also, within 45 days after the occurrence of any Event of Default known to the Trustee, give written notice thereof to the Securities Administrator and the Certificateholders, unless such Event of Default shall have been cured or waived prior to the issuance of such notice and within such 45-day period.
     Section 6.18 Directions by Certificateholders and Duties of Trustee During Event of Default.
     Subject to the provisions of Section 8.01 hereof, during the continuance of any Event of Default, Holders of Certificates evidencing not less than 25% of the Class Principal Amount (or Percentage Interest) of each Class of Certificates affected thereby may direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Agreement; provided, however, that the Trustee shall be under no obligation to pursue any such remedy, or to exercise any of the trusts or powers vested in it by this Agreement (including, without limitation, (i) the conducting or defending of any administrative action or litigation hereunder or in relation hereto and (ii) the terminating of the Master Servicer or any successor master servicer from its rights and duties as master servicer hereunder) at the request, order or direction of any of the Certificateholders, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity against the cost, expenses and liabilities which may be incurred therein or thereby; and, provided further, that, subject to the provisions of Section 8.01, the Trustee shall have the right to decline to follow any such direction if the Trustee, in accordance with an Opinion of Counsel, determines that the action or proceeding so directed may not lawfully be taken or if the Trustee

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in good faith determines that the action or proceeding so directed would involve it in personal liability for which it is not indemnified to its satisfaction or be unjustly prejudicial to the non-assenting Certificateholders.
     Section 6.19 Action Upon Certain Failures of the Master Servicer and Upon Event of Default.
     In the event that the Trustee shall have actual knowledge of any action or inaction of the Master Servicer that would become an Event of Default upon the Master Servicer’s failure to remedy the same after notice, the Trustee shall give notice thereof to the Master Servicer.

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     Section 6.20 Preparation of Tax Returns and Other Reports.
     (a) The Securities Administrator shall prepare or cause to be prepared on behalf of the Trust Fund, based upon information calculated in accordance with this Agreement pursuant to instructions given by the Depositor, and the Securities Administrator shall file federal tax returns, all in accordance with Article X hereof. If the Trustee notifies the Securities Administrator in writing that a state tax return or other return is required, then, at the sole expense of the Trust Fund, the Securities Administrator shall prepare and file such state income tax returns and such other returns as may be required by applicable law relating to the Trust Fund, and, if required by state law, and shall file any other documents to the extent required by applicable state tax law (to the extent such documents are in the Securities Administrator’s possession). The Securities Administrator shall forward copies to the Depositor of all such returns and Form 1099 supplemental tax information and such other information within the control of the Securities Administrator as the Depositor may reasonably request in writing, and shall distribute to each Certificateholder such forms and furnish such information within the control of the Securities Administrator as are required by the Code and the REMIC Provisions to be furnished to them, and will prepare and distribute to Certificateholders Form 1099 (supplemental tax information) (or otherwise furnish information within the control of the Securities Administrator and the Trustee) to the extent required by applicable law. The Master Servicer will indemnify the Securities Administrator and the Trustee for any liability of or assessment against the Securities Administrator and the Trustee, as applicable, resulting from any error in any of such tax or information returns directly resulting from errors in the information provided by such Master Servicer.
     (b) The Securities Administrator shall prepare and file with the Internal Revenue Service (“IRS”), on behalf of the Trust Fund and each REMIC created hereunder, an application for an employer identification number on IRS Form SS-4 or by any other acceptable method. The Securities Administrator shall also file a Form 8811 as required. The Securities Administrator, upon receipt from the IRS of the Notice of Taxpayer Identification Number Assigned, shall upon request promptly forward a copy of such notice to the Trustee and the Depositor. The Securities Administrator shall furnish any other information that is required by the Code and regulations thereunder to be made available to the Certificateholders. The Master Servicer shall cause each Servicer to provide the Securities Administrator with such information as is necessary for the Securities Administrator to prepare such reports.
     Section 6.21 Reporting to the Commission.
     Each of Form 10-D and Form 10-K requires the registrant to indicate (by checking “yes” or “no”) that it “(1) has filed all reports required to be filed by Section 13 or 15(d) of the Exchange Act during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.” The Depositor hereby represents to the Securities Administrator that the Depositor has filed all such required reports during the preceding 12 months and that it has been subject to such filing requirement for the past 90 days. The Depositor shall notify the Securities Administrator in writing, no later than the fifth calendar day after the related Distribution Date with respect to the filing of a report on Form 10-D and no later than March 15th with respect to the filing of a

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report on Form 10-K, if the answer to the questions should be “no.” The Securities Administrator shall be entitled to rely on such representations in preparing, executing and/or filing any such report.
     (a) Reports Filed on Form 10-D.
     (i) Within 15 days after each Distribution Date (subject to permitted extensions under the Exchange Act), the Securities Administrator shall prepare and file on behalf of the Trust Fund any Form 10-D required by the Exchange Act, in form and substance as required by the Exchange Act. The Securities Administrator shall file each Form 10-D with a copy of the related Distribution Date Statement attached thereto. Any disclosure in addition to the Distribution Date Statement that is required to be included on Form 10-D (“Additional Form 10-D Disclosure”) shall be reported by the parties set forth on Exhibit O hereto to the Depositor and the Securities Administrator and reviewed and approved or disapproved by the Depositor pursuant to the following paragraph and the Securities Administrator will have no duty or liability for any failure hereunder to determine or prepare any Additional Form 10-D Disclosure, except as set forth in the next paragraph.
     (ii) As set forth on Exhibit O hereto, within 5 calendar days after the related Distribution Date, (i) the parties set forth thereon shall be required to provide to the Securities Administrator and the Depositor, to the extent known by a responsible party thereof, in EDGAR-compatible form, or in such other form as otherwise agreed upon by the Securities Administrator and such party, the form and substance of any Additional Form 10-D Disclosure, if applicable together with an additional disclosure notification in the form of Exhibit L hereto (an “Additional Disclosure Notification”) and (ii) the Depositor will approve, as to form and substance, or disapprove, as the case may be, the inclusion of the Additional Form 10-D Disclosure on Form 10-D. The Depositor will be responsible for any reasonable fees and expenses assessed or incurred by the Securities Administrator in connection with including any Additional Form 10-D Disclosure on Form 10-D pursuant to this paragraph.
     (iii) After preparing the Form 10-D, the Securities Administrator shall forward electronically a copy of the Form 10-D to the Depositor for review. The Securities Administrator will provide a copy of the Form 10-D to the Depositor by the 11th calendar day after the related Distribution Date. On the 12th calendar day after the related Distribution Date, the Depositor will provide any changes or approval to the Securities Administrator (which may be furnished electronically). In the absence of receipt of any written changes or approval, the Securities Administrator shall be entitled to assume that such Form 10-D is in final form and the Securities Administrator may proceed with the execution and filing of the Form 10-D. No later than the 13th calendar day after the related Distribution Date, a duly authorized representative of the Master Servicer in charge of the master servicing function shall sign the Form 10-D and return an electronic or fax copy of such signed Form 10-D (with an original executed hard copy to follow by overnight mail) to the Securities Administrator. If a Form 10-D cannot be filed on time or if a previously filed Form 10-D needs to be amended, the Securities Administrator will

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follow the procedures set forth in subsection (d)(ii) of this Section 6.21. Promptly (but no later than 1 Business Day) after filing with the Commission, the Securities Administrator will make available on its internet website a final executed copy of each Form 10-D prepared and filed by the Securities Administrator. Each party to this Agreement acknowledges that the performance by the Securities Administrator of its duties under this Section 6.21(a) related to the timely preparation, execution and filing of Form 10-D is contingent upon such parties strictly observing all applicable deadlines in the performance of their duties under this Section 6.21(a). The Securities Administrator shall not have any liability for any loss, expense, damage or claim arising out of or with respect to any failure to properly prepare, execute and/or timely file such Form 10-D, where such failure results from the Securities Administrator’s inability or failure to obtain or receive, on a timely basis, any information from any other party hereto needed to prepare, arrange for execution or file such Form 10-D, not resulting from its own negligence, bad faith or willful misconduct.
     (b) Reports Filed on Form 10-K.
     (i) On or prior to the 90th day after the end of each fiscal year of the Trust Fund or such earlier date as may be required by the Exchange Act (the “10-K Filing Deadline”) (it being understood that the fiscal year for the Trust Fund ends on December 31st of each year), commencing in March 2008, the Securities Administrator shall prepare and file on behalf of the Trust Fund any Form 10-K required by the Exchange Act, in form and substance as required by the Exchange Act. Each such Form 10-K shall include the following items, in each case to the extent they have been delivered to the Securities Administrator within the applicable time frames set forth in this Agreement, the Custody Agreement and the related Servicing Agreement, (i) the Item 1123 Certificate for each Servicer, each Additional Servicer, the Master Servicer and Securities Administrator as described under Section 6.22, (ii)(A) the Assessment of Compliance with servicing criteria for each Servicer, each Servicing Function Participant, the Master Servicer, Securities Administrator and any Servicing Function Participant engaged by such parties (each, a “Reporting Servicer”), as described under Section 6.23, and (B) if any Reporting Servicer’s Assessment of Compliance identifies any material instance of noncompliance, disclosure identifying such instance of noncompliance, or if any Reporting Servicer’s Assessment of Compliance is not included as an exhibit to such Form 10-K, disclosure that such report is not included and an explanation why such report is not included, (iii)(A) the Accountant’s Attestation for each Reporting Servicer, as described under Section 6.24, and (B) if any Accountant’s Attestation identifies any material instance of noncompliance, disclosure identifying such instance of noncompliance, or if any such Accountant’s Attestation is not included as an exhibit to such Form 10-K, disclosure that such report is not included and an explanation why such report is not included, and (iv) a Sarbanes-Oxley Certification as described in Section 6.21(e) (provided, however, that the Securities Administrator, at its discretion may omit from the Form 10-K any annual compliance statement, Assessment of Compliance or Accountant’s Attestation that is not required to be filed with such Form 10-K pursuant to Regulation AB). Any disclosure or information in addition to (i) through (iv) above that is required to be included on Form 10-K (“Additional Form 10-K Disclosure”) shall be reported by the parties set forth on

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Exhibit P hereto to the Depositor and the Securities Administrator and reviewed and approved or disapproved by the Depositor pursuant to the following paragraph and the Securities Administrator will have no duty or liability for any failure hereunder to determine or prepare any Additional Form 10-K Disclosure, except as set forth in the next paragraph..
     (ii) As set forth on Exhibit P hereto, no later than March 15 following each fiscal year that the Trust Fund is subject to the Exchange Act reporting requirements, commencing in March 2008, (i) the parties set forth on Exhibit W shall be required to provide to the Securities Administrator and the Depositor, to the extent known by a responsible officer, a notice in the form of Exhibit L hereto, along with, in EDGAR-compatible form, or in such other form as otherwise agreed upon by the Securities Administrator and such party, the form and substance of any Additional Form 10-K Disclosure, if applicable, together with an Additional Disclosure Notification and (ii) the Depositor will approve, as to form and substance, or disapprove, as the case may be, the inclusion of the Additional Form 10-K Disclosure on Form 10-K. The Depositor will be responsible for any reasonable fees and expenses assessed or incurred by the Securities Administrator in connection with including any Additional Form 10-K Disclosure on Form 10-K pursuant to this paragraph.
     (iii) After preparing the Form 10-K, the Securities Administrator shall forward electronically a copy of the Form 10-K to the Depositor for review. Within three (3) business days of receipt, but in no event later than March 25, the Depositor shall notify the Securities Administrator in writing (which may be furnished electronically) of any changes to or approval of such Form 10-K. In the absence of any written changes or approval, the Securities Administrator shall be entitled to assume that such Form 10-K is in final form. No later than the close of business on the 4th Business Day prior to the 10-K Filing Deadline, the Depositor shall sign the Form 10-K and return an electronic or fax copy of such signed Form 10-K (with an original executed hard copy to follow by overnight mail) to the Securities Administrator. If a Form 10-K cannot be filed on time or if a previously filed Form 10-K needs to be amended, the Securities Administrator will follow the procedures set forth in Section 6.21(d). Promptly (but no later than 1 Business Day) after filing with the Commission, the Securities Administrator will make available on its internet website a final executed copy of each Form 10-K prepared and filed by the Securities Administrator. The parties to this Agreement acknowledge that the performance by the Securities Administrator of its duties under this Section 6.21(b) related to the timely preparation and filing of Form 10-K is contingent upon such parties (and the Custodian, Servicers and any Additional Servicer or Servicing Function Participant) strictly observing all applicable deadlines in the performance of their duties under Sections 6.21, 6.22, 6.23, 6.24 and 11.16. The Securities Administrator shall not have any liability for any loss, expense, damage or claim arising out of or with respect to any failure to properly prepare and/or timely file such Form 10-K, where such failure results from the Securities Administrator’s inability or failure to obtain or receive, on a timely basis, any information from any other party hereto needed to prepare, arrange for execution or file such Form 10-K, not resulting from its own negligence, bad faith or willful misconduct.

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     (c) Reports Filed on Form 8-K.
     (i) Within four (4) Business Days after the occurrence of an event requiring disclosure on Form 8-K (each such event, a “Reportable Event”), and if requested by the Depositor, the Securities Administrator shall prepare and file on behalf of the Trust Fund any Form 8-K, as required by the Exchange Act, provided that the Depositor shall file the initial Form 8-K in connection with the issuance of the Certificates. Any disclosure or information related to a Reportable Event or that is otherwise required to be included on Form 8-K (“Form 8-K Disclosure Information”) shall be reported by the parties set forth on Exhibit Q hereto to the Depositor and the Securities Administrator and reviewed and approved or disapproved by the Depositor pursuant to the following paragraph and the Securities Administrator will have no duty or liability for any failure hereunder to determine or prepare any Form 8-K Disclosure Information or any Form 8-K, except as set forth in the next paragraph.
     (ii) As set forth on Exhibit Q hereto, for so long as the Trust Fund is subject to the Exchange Act reporting requirements, no later than the end of business (New York City time) on the 2nd Business Day after the occurrence of a Reportable Event (i) the parties to this transaction shall be required to provide to the Securities Administrator and the Depositor, to the extent known by a responsible officer thereof, a notice in the form of Exhibit L attached hereto, along with, in EDGAR-compatible form, or in such other form as otherwise agreed upon by the Securities Administrator and such party, the form and substance of any Form 8-K Disclosure Information, if applicable, together with an Additional Disclosure Notification and (ii) the Depositor will approve, as to form and substance, or disapprove, as the case may be, the inclusion of the Form 8-K Disclosure Information. The Depositor will be responsible for any reasonable fees and expenses assessed or incurred by the Securities Administrator in connection with including any Form 8-K Disclosure Information on Form 8-K pursuant to this paragraph.
     (iii) After preparing the Form 8-K, the Securities Administrator shall forward electronically a copy of the Form 8-K to the Depositor for review. Promptly, but no later than the close of business on the 3rd Business Day after the Reportable Event, the Depositor shall notify the Securities Administrator in writing (which may be furnished electronically) of any changes to or approval of such Form 8-K. In the absence of receipt of any written changes or approval, the Securities Administrator shall be entitled to assume that such Form 8-K is in final form and the Securities Administrator may proceed with the execution and filing of the Form 8-K. No later than noon New York City time on the 4th Business Day after the Reportable Event, the Depositor shall sign the Form 8-K and return an electronic or fax copy of such signed Form 8-K (with an original executed hard copy to follow by overnight mail) to the Securities Administrator. If a Form 8-K cannot be filed on time or if a previously filed Form 8-K needs to be amended, the Securities Administrator will follow the procedures set forth in Section 6.21(d). Promptly (but no later than 1 Business Day) after filing with the Commission, the Securities Administrator will make available on its internet website a final executed copy of each Form 8-K prepared and filed by the Securities Administrator. The parties to this

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Agreement acknowledge that the performance by the Securities Administrator of its duties under this Section 6.21(c) related to the timely preparation and filing of Form 8-K is contingent upon such parties strictly observing all applicable deadlines in the performance of their duties under this Section 6.21(c)(ii). The Securities Administrator shall not have any liability for any loss, expense, damage or claim arising out of or with respect to any failure to properly prepare and/or timely file such Form 8-K, where such failure results from the Securities Administrator’s inability or failure to obtain or receive, on a timely basis, any information from any other party hereto needed to prepare, arrange for execution or file such Form 8-K, not resulting from its own negligence, bad faith or willful misconduct.
     (d) Delisting; Amendments; Late Filings.
     (i) If directed to do so by the Depositor, on or before January 30, 2008, the Securities Administrator shall, in accordance with industry standards, file a Form 15 Suspension Notification with respect to the Trust Fund under the Exchange Act (a “Form 15”). Subsequent to the filing of a Form 15, if the Depositor determines that the Trust Fund has once again become subject to the Exchange Act reporting requirements, then, at that time and, thereafter, prior to January 30 of the following calendar year, the Securities Administrator shall, if directed to do so by the Depositor, in accordance with industry standards, file a Form 15.
     In connection with any direct offering of Certificates by the Depositor, in an offering registered with the Commission, subsequent to the filing of a Form 15 pursuant to the preceding paragraph: (i) the Depositor shall notify the Securities Administrator in writing not less than 10 days prior to the date on which such offering will be made; (ii) the Depositor shall cause to be prepared and filed the initial current report on Form 8-K required to be filed in connection with such offering; (iii) the Securities Administrator, as directed by the Depositor, shall file a report on Form 10-D for the Distribution Date following the month in which such offering occurs and, thereafter, any reports on forms 8-K, 10-K and 10-D in respect of the Trust Fund as and to the extent required under the Exchange Act, as set forth in this Section (other than the report referred to in clause (ii) above); (iv) the Depositor shall be responsible for notifying the other parties to the transaction of such offering and that the obligations of such parties to provide information in connection with the Depositor’s Exchange Act reporting requirements have been reinstated; and (v) the Depositor shall be responsible for all reasonable fees and expenses incurred by the Securities Administrator in connection with such offering, including its review and approval of any offering document and any amendment to any transaction document made in connection with such offering.
     (ii) In the event that the Securities Administrator is unable to timely file with the Commission all or any required portion of any Form 8-K, 10-D or 10-K required to be filed by this Agreement because required disclosure information was either not delivered to it or delivered to it after the delivery deadlines set forth in this Agreement or for any other reason, the Securities Administrator will promptly, but no later than within one Business Day, notify electronically the Depositor. In the case of Form 10-D and 10-

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K, the parties to this Agreement will cooperate to prepare and file a Form 12b-25 and a 10-D/A or 10-K/A, as applicable, pursuant to Rule 12b-25 of the Exchange Act. In the case of Form 8-K, the Securities Administrator will, upon receipt of all required Form 8-K Disclosure Information and upon the approval and direction of the Depositor, include such disclosure information on the next Form 10-D. In the event that any previously filed Form 8-K, 10-D or 10-K needs to be amended to include additional disclosure in connection with any additional Form 10-D disclosure (other than for the purpose of restating any Distribution Date Statement), additional Form 10-K or Form 8-K disclosure information, the Securities Administrator will electronically notify the Depositor and the affected parties and the Securities Administrator shall prepare and file, and such parties will cooperate in the preparation and filing of any necessary Form 8-K/A, 10-D/A or 10-K/A. Any Form 15, Form 12b-25 or any amendment to Form 8-K, 10-D or 10-K shall be signed by the Depositor. The parties to this Agreement acknowledge that the performance by the Securities Administrator of its duties under this Section 6.21(d) related to the timely preparation and filing of Form 15, a Form 12b-25 or any amendment to Form 8-K, 10-D or 10-K is contingent upon each such party performing its duties under this Section. Neither the Securities Administrator nor the Master Servicer shall have any liability for any loss, expense, damage or claim arising out of or with respect to any failure to properly prepare and/or timely file any such Form 15, Form 12b-25 or any amendments to Forms 8-K, 10-D or 10-K, where such failure results from the Securities Administrator’s inability or failure to obtain or receive, on a timely basis, any information from any other party hereto needed to prepare, arrange for execution or file such Form 15, Form 12b-25 or any amendments to Forms 8-K, 10-D or 10-K, not resulting from its own negligence, bad faith or willful misconduct.
     Notwithstanding anything to the contrary herein, the Securities Administrator shall not file any Form 8-K, Form 10-D or Form 10K as to which it has received from the Depositor a notice to the effect that, upon review of the proposed filing, the Depositor does not approve of such filing.
     (e) Sarbanes-Oxley Certification.
     Each Form 10-K shall include a certification (the “Sarbanes-Oxley Certification”), required to be included therewith pursuant to the Sarbanes-Oxley Act. Each Servicer, the Master Servicer and the Securities Administrator shall provide, and each Servicer, the Master Servicer and the Securities Administrator shall cause any Servicing Function Participant engaged by it to provide, to the Person who signs the Sarbanes-Oxley Certification (the “Certifying Person”), by March 15 following each year in which the Trust Fund is subject to the reporting requirements of the Exchange Act and otherwise within a reasonable period of time upon request, a certification (each, a “Back-Up Certification”), in the form attached hereto as Exhibit M (or in such other form attached to the applicable Servicing Agreement), upon which the Certifying Person, the entity for which the Certifying Person acts as an officer, and such entity’s officers, directors and Affiliates (collectively with the Certifying Person, “Certification Parties”) can reasonably rely. The Depositor shall serve as the Certifying Person on behalf of the Trust Fund. In the event any such party or any Servicing Function Participant engaged by such party is terminated or resigns pursuant to the terms of this Agreement, or any applicable sub-servicing agreement, as the case
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may be, such party shall provide a Back-Up Certification to the Certifying Person pursuant to this Section 6.21(e) with respect to the period of time it was subject to this Agreement or any applicable sub-servicing agreement, as the case may be.
     The Master Servicer shall enforce any obligation of the Servicers, to the extent set forth in the related Servicing Agreement, to deliver to the Master Servicer a certification similar to the Back-Up Certification as may be required pursuant to the related Servicing Agreement.
     Section 6.22 Annual Statements of Compliance.
     (a) The Master Servicer, the Securities Administrator and each Servicer shall deliver or otherwise make available (and the Master Servicer, the Securities Administrator and each Servicer shall cause any Additional Servicer engaged by it to deliver or otherwise make available) to the Depositor and the Securities Administrator on or before March 15 of each year, commencing in March 2008, an Officer’s Certificate (an “Item 1123 Certificate”) stating, as to the signer thereof, that (A) a review of such party’s activities during the preceding calendar year or portion thereof and of such party’s performance under this Agreement, or such other applicable agreement in the case of an Additional Servicer, has been made under such officer’s supervision and (B) to the best of such officer’s knowledge, based on such review, such party has fulfilled all its obligations under this Agreement, or such other applicable agreement in the case of an Additional Servicer, in all material respects throughout such year or portion thereof, or, if there has been a failure to fulfill any such obligation in any material respect, specifying each such failure known to such officer and the nature and status thereof. Promptly after receipt of each such Item 1123 Certificate, the Depositor shall review such Item 1123 Certificate and, if applicable, consult with each such party, as applicable, as to the nature of any failures by such party, in the fulfillment of any of such party’s obligations hereunder or, in the case of an Additional Servicer, under such other applicable agreement.
     (b) The Master Servicer shall include all Item 1123 Certificates received by it from each Servicer with its Item 1123 Certificate to be submitted to the Securities Administrator pursuant to this Section.
     (c) In the event the Master Servicer, the Securities Administrator or any Additional Servicer engaged by any such party is terminated or resigns pursuant to the terms of this Agreement, or any applicable agreement in the case of an Additional Servicer, as the case may be, such party shall provide an Item 1123 Certificate pursuant to this Section 6.22 or to such applicable agreement, as the case may be, notwithstanding any such termination, assignment or resignation.
     (d) The Master Servicer shall enforce any obligation of any Servicer, to the extent set forth in the related Servicing Agreement, to deliver to the Master Servicer an Item 1123 Certificate as may be required pursuant to the related Servicing Agreement. The Master Servicer shall include such Item 1123 Certificate with its own Item 1123 Certificate to be submitted to the Securities Administrator and the Depositor pursuant to this Section.
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     Section 6.23 Annual Assessments of Compliance.
          (a) By March 15 of each year, commencing in March 2008, the Master Servicer and the Securities Administrator and each Servicer, each at its own expense, shall furnish or otherwise make available, and each such party shall cause any Servicing Function Participant engaged by it to furnish or otherwise make available, each at its own expense, to the Securities Administrator and the Depositor, a report on an assessment of compliance with the Relevant Servicing Criteria (an “Assessment of Compliance”) that contains (A) a statement by such party of its responsibility for assessing compliance with the Relevant Servicing Criteria, (B) a statement that such party used the Relevant Servicing Criteria to assess compliance with the Relevant Servicing Criteria, (C) such party’s Assessment of Compliance with the Relevant Servicing Criteria as of and for the fiscal year covered by the Form 10-K required to be filed pursuant to Section 6.21(b), including, if there has been any material instance of noncompliance with the Relevant Servicing Criteria, a discussion of each such failure and the nature and status thereof, and (D) a statement that a registered public accounting firm has issued an Accountant’s Attestation on such party’s Assessment of Compliance with the Relevant Servicing Criteria as of and for such period.
          (b) No later than the end of each fiscal year for the Trust Fund for which a 10-K is required to be filed, each Servicer and the Master Servicer shall each forward to the Securities Administrator the name of each Servicing Function Participant engaged by it and what Relevant Servicing Criteria will be addressed in the Assessment of Compliance prepared by such Servicing Function Participant (provided, however, that the Master Servicer need not provide such information to the Securities Administrator so long as the Master Servicer and the Securities Administrator are the same person). When the Master Servicer and each Servicer (or any Servicing Function Participant engaged by them) submit their Assessments of Compliance to the Securities Administrator, such parties will also at such time include the Assessments of Compliance (and Accountant’s Attestation), pursuant to Sections 6.23 and 6.24, of each Servicing Function Participant engaged by it.
          (c) Promptly after receipt of each Assessment of Compliance, (i) the Depositor shall review each such report and, if applicable, consult with the Master Servicer, the Securities Administrator, a Servicer, the Custodian and any Servicing Function Participant engaged by such parties as to the nature of any material instance of noncompliance with the Relevant Servicing Criteria by each such party, and (ii) the Securities Administrator shall confirm that the Assessments of Compliance, taken individually, address the Relevant Servicing Criteria for each party as set forth on Exhibit N and on any similar exhibit set forth in each Servicing Agreement in respect of each Servicer and notify the Depositor of any exceptions. None of such parties will be required to deliver any such assessments until March 30 in any given year so long as it has received written confirmation from the Depositor that a Form 10-K is not required to be filed in respect of the Trust Fund for the preceding calendar year.
          (d) The Master Servicer shall include all Assessments of Compliance received by it from the Servicers with its own Assessment of Compliance to be submitted to the Securities Administrator pursuant to this Section.
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          (e) In the event the Master Servicer, the Securities Administrator or any Servicing Function Participant engaged by any such party is terminated, assigns its rights and obligations under or resigns pursuant to, the terms of this Agreement, or any other applicable agreement, as the case may be, such party shall provide an Assessment of Compliance pursuant to this Section 6.23, or to such other applicable agreement, notwithstanding any termination, assignment or resignation.
          (f) The Master Servicer shall enforce any obligation of the Servicers and the Custodian, to the extent set forth in the related Servicing Agreement or the Custody Agreement, as applicable, to deliver to the Master Servicer an Assessment of Compliance within the time frame set forth in, and in such form and substance as may be required pursuant to, the related Servicing Agreement or the Custody Agreement, as applicable. The Master Servicer shall include such Assessment of Compliance with its own Assessment of Compliance to be submitted to the Securities Administrator pursuant to this Section.
     Section 6.24 Accountant’s Attestation.
          (a) By March 15 of each year, commencing in 2008, the Master Servicer, the Securities Administrator and each Servicer, each at its own expense, shall cause, and each such party shall cause any Servicing Function Participant engaged by it to cause, each at its own expense, a registered public accounting firm (which may also render other services to the Master Servicer, the Securities Administrator or a Servicer or such other Servicing Function Participants, as the case may be) and that is a member of the American Institute of Certified Public Accountants to furnish a report (the “Accountant’s Attestation”) to the Securities Administrator and the Depositor, to the effect that (i) it has obtained a representation regarding certain matters from the management of such party, which includes an assertion that such party has complied with the Relevant Servicing Criteria, and (ii) on the basis of an examination conducted by such firm in accordance with standards for attestation engagements issued or adopted by the PCAOB, it is expressing an opinion as to whether such party’s compliance with the Relevant Servicing Criteria was fairly stated in all material respects, or it cannot express an overall opinion regarding such party’s Assessment of Compliance with the Relevant Servicing Criteria. In the event that an overall opinion cannot be expressed, such registered public accounting firm shall state in such report why it was unable to express such an opinion. Such report must be available for general use and not contain restricted use language.
          (b) Promptly after receipt of such Accountant’s Attestations from the Master Servicer, each Servicer, each Custodian, the Securities Administrator or any Servicing Function Participant engaged by such parties, (i) the Depositor shall review the report and, if applicable, consult with such parties as to the nature of any defaults by such parties, in the fulfillment of any of each such party’s obligations hereunder or under any other applicable agreement, and (ii) the Securities Administrator shall confirm that each Assessment of Compliance is coupled with an Accountant’s Attestation meeting the requirements of this Section and notify the Depositor of any exceptions. None of such parties shall be required to deliver any such assessments until March 30 in any given year so long as it has received written confirmation from the Depositor that a Form 10-K is not required to be filed in respect of the Trust Fund for the preceding calendar year.
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          (c) The Master Servicer shall include each Accountant’s Attestation furnished to it by the Servicers with its own Accountant’s Attestation to be submitted to the Securities Administrator pursuant to this Section.
          (d) In the event the Master Servicer, the Securities Administrator, the Custodian, any Servicer or Servicing Function Participant engaged by any such party, is terminated, assigns its rights and duties under, or resigns pursuant to the terms of, this Agreement, or the Custody Agreement, Servicing Agreement or sub-servicing agreement, as the case may be, such party shall at its own expense cause a registered public accounting firm to provide an Accountant’s Attestation pursuant to this Section 6.24, or other applicable agreement, notwithstanding any such termination, assignment or resignation.
          (e) The Master Servicer shall enforce any obligation of the Servicers and the Custodian, to the extent set forth in the related Servicing Agreement and the Custody Agreement, as applicable, to deliver to the Master Servicer an attestation as may be required pursuant to, the related Servicing Agreement or the Custody Agreement, as applicable. The Master Servicer shall include each such attestation with its own Accountant’s Attestation to be submitted to the Securities Administrator pursuant to this Section.
ARTICLE VII
PURCHASE OF MORTGAGE LOANS AND
TERMINATION OF THE TRUST FUND
     Section 7.01 Purchase of Mortgage Loans; Termination of Trust Fund Upon Purchase or Liquidation of All Mortgage Loans.
     (a) The respective obligations and responsibilities of the Trustee, the Securities Administrator and the Master Servicer created hereby (other than the obligation of the Securities Administrator to make payments to the Certificateholders as set forth in Section 7.02), shall terminate on the earliest of (i) the final payment or other liquidation of the last Mortgage Loan remaining in the Trust Fund and the disposition of all REO Property, (ii) the sale of the property held by the Trust Fund in accordance with Section 7.01(b) (if the Holder of the Class LT-R Certificate chooses to sell the assets of the Trust Fund in connection with the redemption of the Certificates) and (iii) the Distribution Date immediately following the Latest Possible Maturity Date; provided, however, that in no event shall the Trust Fund created hereby continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late Ambassador of the United States to the Court of St. James’s, living on the date hereof. Any termination of the Trust Fund shall be carried out in such a manner so that the termination of each REMIC included therein shall qualify as a “qualified liquidation” under the REMIC Provisions.
     (b) The Certificates shall be subject to optional redemption by the Holder of the Class LT-R Certificate, in whole but not in part, on any Distribution Date on or after the date on which the Aggregate Stated Principal Balance is equal to or less than 10% of the Cut-off Date Balance.
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If the Holder of the Class LT-R Certificate elects to redeem the Certificates, it shall, no later than 30 days prior to the Distribution Date selected for redemption (the “Redemption Date”), deliver written notice to the Trustee and the Securities Administrator and either (a) deposit in the Distribution Account the Redemption Price therefor or (b) state in such notice that the Redemption Price shall be deposited in the Distribution Account not later than 10:00 a.m., New York City time on the applicable Redemption Date. In connection with such redemption, if the Holder of the Class LT-R Certificate elects to liquidate the assets of the Trust Fund, such Holder shall cause the Trustee to cause each REMIC to adopt a plan of complete liquidation by complying with the provisions of Section 7.03.
     (c) [Reserved].
     (d) The Depositor, the Master Servicer, each Servicer, the Securities Administrator and the Custodian shall be reimbursed from the Redemption Price, for any Advances, Servicer Advances, accrued and unpaid Servicing Fees and Master Servicing Fees or other amounts with respect to the related Mortgage Loans that are reimbursable to such parties under this Agreement, the related Servicing Agreement or the Custody Agreement.
     Section 7.02 Procedure Upon Redemption and Termination of Trust Fund.
     (a) If on any Determination Date the Master Servicer determines that there are no outstanding Mortgage Loans, and no other funds or assets in the Trust Fund other than the funds in the Distribution Account, the Master Servicer shall direct the Securities Administrator promptly to send a final distribution notice to each Certificateholder. Such notice shall specify (A) the Distribution Date upon which final distribution on the Certificates of all amounts required to be distributed to Certificateholders pursuant to Section 5.02 will be made upon presentation and surrender of the Certificates at the Certificate Registrar’s Corporate Trust Office, and (B) that the Record Date otherwise applicable to such Distribution Date is not applicable, distribution being made only upon presentation and surrender of the Certificates at the office or agency of the Certificate Registrar therein specified. The Securities Administrator shall give such notice to the Trustee, the Master Servicer and the Certificate Registrar at the time such notice is given to Holders of the Certificates. Upon any such termination, the duties of the Certificate Registrar with respect to the Certificates shall terminate.
     Upon termination of the Trust Fund, the Securities Administrator shall terminate, or request the Master Servicer to terminate, the Distribution Account and any other account or fund maintained with respect to the Certificates, subject to the Securities Administrator’s obligation hereunder to hold all amounts payable to Certificateholders in trust without interest pending such payment.
     (b) In the event that all of the Holders do not surrender their Certificates for cancellation within three months after the time specified in the termination notice, the Securities Administrator shall give a second written notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto. If within one year after the second notice any Certificates shall not have been surrendered for cancellation, the Securities Administrator may take appropriate steps to contact the remaining
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Certificateholders concerning surrender of such Certificates, and the cost thereof shall be paid out of the amounts distributable to such Holders. If within two years after the second notice any Certificates shall not have been surrendered for cancellation, the Securities Administrator shall, subject to applicable state law relating to escheatment, hold all amounts distributable to such Holders for the benefit of such Holders. No interest shall accrue on any amount held by the Securities Administrator and not distributed to a Certificateholder due to such Certificateholder’s failure to surrender its Certificate(s) for payment of the final distribution thereon in accordance with this Section.
     (c) Any reasonable expenses incurred by the Securities Administrator or the Trustee in connection with any redemption or termination or liquidation of the Trust Fund shall be reimbursed from proceeds received from the liquidation of the Trust Fund.
     Section 7.03 Additional Trust Fund Termination Requirements.
     (a) Any termination of the Trust Fund shall be effected in accordance with the following additional requirements, unless the Securities Administrator and the Trustee receive an Opinion of Counsel (at the expense of the Depositor), addressed to the Securities Administrator and the Trustee to the effect that the failure of the Trust Fund to comply with the requirements of this Section 7.03 will not result in an Adverse REMIC Event:
     (i) Within 89 days prior to the time of the making of the final payment on the Certificates, upon notification by the Holder of the Class LT-R Certificate that it intends to exercise its option to cause the termination of the Trust Fund, the Trustee shall adopt a plan of complete liquidation of the Trust Fund on behalf of each REMIC, meeting the requirements of a qualified liquidation under the REMIC Provisions;
     (ii) Any sale of the assets of the Trust Fund pursuant to Section 7.01 shall be a sale for cash and shall occur at or after the time of adoption of such a plan of complete liquidation and prior to the time of making of the final payment on or credit to the Certificates, and upon the closing of such a sale, the Trustee shall deliver or cause the Custodian to deliver the assets to the purchaser thereof as instructed by the Holder of the Class LT-R Certificate;
     (iii) On the date specified for final payment of the Certificates, the Securities Administrator shall make final distributions of principal and interest on the Certificates in accordance with Section 5.02 and, after payment of, or provision for any outstanding expenses, distribute or credit, or cause to be distributed or credited, to the Holders of the Residual Certificates all cash on hand after such final payment (other than cash retained to meet claims), and the Trust Fund (and each REMIC) shall terminate at that time; and
     (iv) In no event may the final payment on or credit to the Certificates or the final distribution or credit to the Holders of the Residual Certificates be made after the 89th day from the date on which the plan of complete liquidation is adopted.
     (b) By its acceptance of a Residual Certificate, each Holder thereof hereby agrees to accept the plan of complete liquidation adopted by the Trustee under this Section and to take
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such other action in connection therewith as may be reasonably requested by the Securities Administrator or any Servicer.
ARTICLE VIII
RIGHTS OF CERTIFICATEHOLDERS
     Section 8.01 Limitation on Rights of Holders.
     (a) The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or this Trust Fund, nor entitle such Certificateholder’s legal representatives or heirs to claim an accounting or take any action or proceeding in any court for a partition or winding up of this Trust Fund, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them. Except as otherwise expressly provided herein, no Certificateholder, solely by virtue of its status as a Certificateholder, shall have any right to vote or in any manner otherwise control the Master Servicer or the operation and management of the Trust Fund, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of an association, nor shall any Certificateholder be under any liability to any third person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.
     (b) No Certificateholder, solely by virtue of its status as Certificateholder, shall have any right by virtue or by availing of any provision of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Trustee a written notice of an Event of Default and of the continuance thereof, as hereinbefore provided, and unless also the Holders of Certificates evidencing not less than 25% of the Class Principal Amount or Class Notional Amount (or Percentage Interest) of Certificates of each Class affected thereby shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the cost, expenses and liabilities to be incurred therein or thereby, and the Trustee, for sixty days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding and no direction inconsistent with such written request has been given such Trustee during such sixty-day period by such Certificateholders; it being understood and intended, and being expressly covenanted by each Certificateholder with every other Certificateholder, the Securities Administrator and the Trustee, that no one or more Holders of Certificates shall have any right in any manner whatever by virtue or by availing of any provision of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of such Certificates, or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right under this Agreement, except in the manner herein provided and for the benefit of all Certificateholders. For the protection and enforcement of the provisions of this Section, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.
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     Section 8.02 Access to List of Holders.
     (a) If the Trustee is not acting as Certificate Registrar, the Certificate Registrar will furnish or cause to be furnished to the Trustee, within fifteen days after receipt by the Certificate Registrar of a request by the Trustee in writing, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Certificateholders of each Class as of the most recent Record Date.
     (b) If three or more Holders or Certificate Owners (hereinafter referred to as “Applicants”) apply in writing to the Certificate Registrar, and such application states that the Applicants desire to communicate with other Holders with respect to their rights under this Agreement or under the Certificates and is accompanied by a copy of the communication which such Applicants propose to transmit, then the Certificate Registrar shall, within five Business Days after the receipt of such application, afford such Applicants reasonable access during the normal business hours of the Certificate Registrar to the most recent list of Certificateholders held by the Certificate Registrar or shall, as an alternative, send, at the Applicants’ expense, the written communication proffered by the Applicants to all Certificateholders at their addresses as they appear in the Certificate Register.
     (c) Every Holder or Certificate Owner, if the Holder is a Clearing Agency, by receiving and holding a Certificate, agrees with the Depositor, the Master Servicer, the Securities Administrator, the Certificate Registrar and the Trustee that neither the Depositor, the Master Servicer, the Securities Administrator, the Certificate Registrar nor the Trustee shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Certificateholders hereunder, regardless of the source from which such information was derived.
     Section 8.03 Acts of Holders of Certificates.
     (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Agreement to be given or taken by Holders or Certificate Owners, if the Holder is a Clearing Agency, may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and the Securities Administrator and, where expressly required herein, to the Master Servicer. Such instrument or instruments (as the action embodies therein and evidenced thereby) are herein sometimes referred to as an “Act” of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agents shall be sufficient for any purpose of this Agreement and conclusive in favor of the Trustee, the Securities Administrator and the Master Servicer, if made in the manner provided in this Section. Each of the Trustee, the Securities Administrator and the Master Servicer shall promptly notify the others of receipt of any such instrument by it, and shall promptly forward a copy of such instrument to the others.
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     (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by the certificate of any notary public or other officer authorized by law to take acknowledgments or deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Whenever such execution is by an officer of a corporation or a member of a partnership on behalf of such corporation or partnership, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the individual executing the same, may also be proved in any other manner which the Trustee or the Securities Administrator deems sufficient.
     (c) The ownership of Certificates (whether or not such Certificates shall be overdue and notwithstanding any notation of ownership or other writing thereon made by anyone other than the Trustee) shall be proved by the Certificate Register, and neither the Trustee, the Securities Administrator, the Master Servicer, nor the Depositor shall be affected by any notice to the contrary.
     (d) Any request, demand, authorization, direction, notice, consent, waiver or other action by the Holder of any Certificate shall bind every future Holder of the same Certificate and the Holder of every Certificate issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof, in respect of anything done, omitted or suffered to be done by the Trustee, the Securities Administrator or the Master Servicer in reliance thereon, whether or not notation of such action is made upon such Certificate.
ARTICLE IX
ADMINISTRATION AND SERVICING OF MORTGAGE LOANS
BY THE MASTER SERVICER
Section 9.01 Duties of the Master Servicer; Enforcement of Servicer’s and Master Servicer’s Obligations.
     (a) The Master Servicer, on behalf of the Trustee, the Depositor and the Certificateholders shall, from and after the Closing Date, monitor the performance of the Servicers under the Servicing Agreements, and shall use its reasonable good faith efforts to cause the Servicers duly and punctually to perform all of their duties and obligations thereunder. Upon the occurrence of a default of which an Authorized Officer of the Master Servicer has actual knowledge under a Servicing Agreement, the Master Servicer shall promptly notify the Trustee thereof, and shall specify in such notice the action, if any, the Master Servicer is taking in respect of such default. So long as any such default shall be continuing, the Master Servicer may, and shall if it determines such action to be in the best interests of Certificateholders, (i) terminate all of the rights and powers of such Servicer pursuant to the applicable provisions of the Servicing Agreement; (ii) exercise any rights it may have to enforce the Servicing Agreement against such Servicer; and/or (iii) waive any such default under the Servicing Agreement or take any other action with respect to such default as is permitted thereunder. In addition, under the Servicing Agreements, the Master Servicer shall be obligated to perform (as agent on behalf of the
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Depositor) with respect to the Mortgage Loans, certain of the Depositor’s default administration obligations hereunder and under the Servicing Agreements. Notwithstanding any provision of this Agreement or any Servicing Agreement to the contrary, the Master Servicer shall have no duty or obligation to supervise, monitor or oversee the activities of, or to enforce the obligations of, any Servicer under its Servicing Agreement with respect to any Additional Collateral or any Limited Purpose Surety Bond relating thereto, including, without limitation, the collection of any amounts owing to the Trust Fund in respect thereof (unless and until the Master Servicer shall have assumed the obligations of such Servicer as successor servicer under the related Servicing Agreement pursuant to this Section 9.01, in which case, as successor servicer, it shall be bound to serve and administer the Additional Collateral and any related Limited Purpose Surety Bond in accordance with the provisions of such Servicing Agreement).
     (b) Upon any termination by the Master Servicer of a Servicer’s rights and powers pursuant to its Servicing Agreement, the rights and powers of the Servicer with respect to the Mortgage Loans shall vest in the Master Servicer and the Master Servicer shall be the successor in all respects to such Servicer in its capacity as Servicer with respect to such Mortgage Loans under the related Servicing Agreement, unless or until the Master Servicer shall have appointed, with the consent of the Trustee and the Rating Agencies, such consent not to be unreasonably withheld, and in accordance with the applicable provisions of the Servicing Agreement, a new Fannie Mae- or FHLMC-approved Person that is a member in good standing of MERS to serve as successor to the Servicer; provided, however, that no Trustee consent or Rating Agency approval shall be required if the successor servicer is a Person that was a Servicer on the Closing Date; provided, further, that it is understood and agreed by the parties hereto that there will be a period of transition (not to exceed 90 days) before the actual servicing functions can be fully transferred to a successor servicer (including the Master Servicer). With such consent, the Master Servicer may elect to continue to serve as successor servicer under the Servicing Agreement. Upon appointment of a successor servicer, as authorized under this Section 9.01(b), unless the successor servicer shall have assumed the obligation of the terminated Servicer under such Servicing Agreement, the Master Servicer, the Trustee and such successor servicer shall enter into a servicing agreement in a form substantially similar to the affected Servicing Agreement. In connection with any such appointment, the Master Servicer may make such arrangements for the compensation of such successor as it and such successor shall agree, but in no event shall such compensation of any successor servicer (including the Master Servicer) be in excess of that payable to the Servicer under the affected Servicing Agreement.
     The Master Servicer shall pay the costs of such enforcement (including the termination of any Servicer, the appointment of a successor servicer or the transfer and assumption of the servicing by the Master Servicer) at its own expense and shall be reimbursed therefor initially (i) by the terminated Servicer, (ii) from a general recovery resulting from such enforcement only to the extent, if any, that such recovery exceeds all amounts due in respect of the related Mortgage Loans, (iii) from a specific recovery of costs, expenses or attorney’s fees against the party against whom such enforcement is directed, or (iv) to the extent that such amounts described in (i)-(iii) above are insufficient to reimburse the Master Servicer for such costs of enforcement, from the Trust Fund, as provided in Section 9.04.
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     If the Master Servicer assumes the servicing with respect to any of the Mortgage Loans, it will not assume liability for the representations and warranties of any Servicer it replaces or for the errors or omissions of such Servicer.
     (c) Upon any termination of a Servicer’s rights and powers pursuant to its Servicing Agreement, the Master Servicer shall promptly notify the Trustee and the Rating Agencies, specifying in such notice that the Master Servicer or any successor servicer, as the case may be, has succeeded the Servicer under the Servicing Agreement, which notice shall also specify the name and address of any such successor servicer.
     (d) Unless otherwise specified herein, the provisions of Section 9.01(b) (relating to the Fannie Mae- and Freddie Mac- approval and MERS membership of any successor servicer, the form of any servicing agreement to be entered into by such successor servicer and the amount of compensation payable thereunder) and the provisions of Section 9.01(c) (relating to notices to the Trustee, the Securities Administrator and the Rating Agencies) shall apply to any proposed transfer or assignment by the Seller of its rights under any Servicing Agreement or of the servicing thereunder or delegation of its rights or duties thereunder or any portion thereof to any other Person other than the initial Servicer under such Servicing Agreement; provided that the Seller shall not be required to provide prior notice to anyone other than the Master Servicer of any transfer of servicing that occurs within four months following the Closing Date to an entity that is a Servicer on the Closing Date. In addition, neither the Depositor nor the Trustee shall consent to the assignment by any Servicer of such Servicer’s rights and obligations under the Servicing Agreement to a successor servicer other than a Person that was a Servicer on the Closing Date without the prior written consent of the Master Servicer, which consent shall not be unreasonably withheld.
     In connection with any transfer of servicing (whether to another initial Servicer, or otherwise), the Seller shall, at its cost and expense, take such steps, or cause the terminated Servicer to take such steps, as may be necessary or appropriate to effectuate and evidence the transfer of the servicing of the Mortgage Loans to such successor servicer, including, but not limited to, the following: (A) to the extent required by the terms of the Mortgage Loans and by applicable federal and state laws and regulations, the Seller shall cause the prior Servicer to timely mail to each obligor under a Mortgage Loan any required notices or disclosures describing the transfer of servicing of the Mortgage Loans to the successor servicer; (B) prior to the effective date of such transfer of servicing, the Seller shall cause the prior Servicer to transmit to any related insurer notification of such transfer of servicing; (C) on or prior to the effective date of such transfer of servicing, the Seller shall cause the prior Servicer to deliver to the successor servicer all Mortgage Documents and any related records or materials; (D) on or prior to the effective date of such transfer of servicing, the Seller shall cause the prior Servicer to transfer to the successor servicer all funds held by the prior Servicer in respect of the Mortgage Loans; (E) on or prior to the effective date of such transfer of servicing, the Seller shall cause the prior Servicer to, after the effective date of the transfer of servicing to the successor servicer, continue to forward to such successor servicer, within one Business Day of receipt, the amount of any payments or other recoveries received by the prior Servicer, and to notify the successor servicer of the source and proper application of each such payment or recovery; and (F) the Seller shall cause the prior Servicer to, after the effective date of transfer of servicing to the
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successor servicer, continue to cooperate with the successor servicer to facilitate such transfer in such manner and to such extent as the successor servicer may reasonably request. Notwithstanding the foregoing, the prior Servicer shall be obligated to perform the items listed above to the extent provided in the Servicing Agreement.
     Section 9.02 Assumption of Master Servicing by Trustee.
     (a) In the event the Master Servicer shall for any reason no longer be the Master Servicer (including by reason of any Event of Default under this Agreement), the Trustee shall thereupon, in accordance with the terms of Section 6.14 hereof, assume all of the rights and obligations of such Master Servicer hereunder and under each Servicing Agreement entered into with respect to the Mortgage Loans or shall appoint as successor master servicer a Fannie-Mae or FHLMC-approved servicer that is acceptable to the Depositor and the Rating Agencies. The Trustee, its designee or any successor master servicer appointed by the Trustee shall be deemed to have assumed all of the Master Servicer’s interest herein and therein to the same extent as if such Servicing Agreement had been assigned to the assuming party, except that the Master Servicer shall not thereby be relieved of any liability or obligations of the Master Servicer under such Servicing Agreement accruing prior to its replacement as Master Servicer, and shall be liable to the Trustee, and hereby agrees to indemnify and hold harmless the Trustee from and against all costs, damages, expenses and liabilities (including reasonable attorneys’ fees) incurred by the Trustee as a result of such liability or obligations of the Master Servicer and in connection with the Trustee’s assumption (but not its performance, except to the extent that costs or liability of the Trustee are created or increased as a result of negligent or wrongful acts or omissions of the Master Servicer prior to its replacement as Master Servicer) of the Master Servicer’s obligations, duties or responsibilities thereunder.
     (b) The Master Servicer that has been terminated shall, upon request of the Trustee but at the expense of such Master Servicer, deliver to the assuming party all documents and records relating to each Servicing Agreement and the related Mortgage Loans and an accounting of amounts collected and held by it and otherwise use its best efforts to effect the orderly and efficient transfer of each Servicing Agreement to the assuming party.
     Section 9.03 Representations and Warranties of the Master Servicer.
     (a) The Master Servicer hereby represents and warrants to the Depositor, the Securities Administrator and the Trustee, for the benefit of the Certificateholders, as of the Closing Date that:
     (i) it is validly existing and in good standing under the laws of the United States of America as a national banking association, and as Master Servicer has full power and authority to transact any and all business contemplated by this Agreement and to execute, deliver and comply with its obligations under the terms of this Agreement, the execution, delivery and performance of which have been duly authorized by all necessary corporate action on the part of the Master Servicer;
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     (ii) the execution and delivery of this Agreement by the Master Servicer and its performance and compliance with the terms of this Agreement will not (A) violate the Master Servicer’s charter or bylaws, (B) violate any law or regulation or any administrative decree or order to which it is subject or (C) constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material contract, agreement or other instrument to which the Master Servicer is a party or by which it is bound or to which any of its assets are subject, which violation, default or breach would materially and adversely affect the Master Servicer’s ability to perform its obligations under this Agreement;
     (iii) this Agreement constitutes, assuming due authorization, execution and delivery hereof by the other respective parties hereto, a legal, valid and binding obligation of the Master Servicer, enforceable against it in accordance with the terms hereof, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors’ rights in general, and by general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law);
     (iv) the Master Servicer is not in default with respect to any order or decree of any court or any order or regulation of any federal, state, municipal or governmental agency to the extent that any such default would materially and adversely affect its performance hereunder;
     (v) the Master Servicer is not a party to or bound by any agreement or instrument or subject to any charter provision, bylaw or any other corporate restriction or any judgment, order, writ, injunction, decree, law or regulation that may materially and adversely affect its ability as Master Servicer to perform its obligations under this Agreement or that requires the consent of any third person to the execution of this Agreement or the performance by the Master Servicer of its obligations under this Agreement;
     (vi) no litigation is pending or, to the best of the Master Servicer’s knowledge, threatened against the Master Servicer which would prohibit its entering into this Agreement or performing its obligations under this Agreement;
     (vii) the Master Servicer, or an affiliate thereof the primary business of which is the servicing of conventional residential mortgage loans, is a Fannie Mae- or FHLMC-approved seller/servicer;
     (viii) no consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Master Servicer of or compliance by the Master Servicer with this Agreement or the consummation of the transactions contemplated by this Agreement, except for such consents, approvals, authorizations and orders (if any) as have been obtained; and
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     (ix) the consummation of the transactions contemplated by this Agreement are in the ordinary course of business of the Master Servicer;
     (b) It is understood and agreed that the representations and warranties set forth in this Section shall survive the execution and delivery of this Agreement. In addition to any indemnity required pursuant to Section 11.16 hereof, the Master Servicer shall indemnify the Depositor, the Securities Administrator and the Trustee and hold them harmless against any loss, damages, penalties, fines, forfeitures, legal fees and related costs, judgments, and other costs and expenses resulting from any claim, demand, defense or assertion based on or grounded upon, or resulting from, a material breach of the Master Servicer’s representations and warranties contained in Section 9.03(a) or any failure by the Master Servicer to deliver any information, report, certification, accountants’ letter or other material when and as required under this Agreement. It is understood and agreed that the enforcement of the obligation of the Master Servicer set forth in this Section to indemnify the Depositor, the Securities Administrator and the Trustee as provided in this Section constitutes the sole remedy (other than as set forth in Section 6.14) of the Depositor, the Securities Administrator and the Trustee, respecting a breach of the foregoing representations and warranties. Such indemnification shall survive any termination of the Master Servicer as Master Servicer hereunder, and any termination of this Agreement.
     Any cause of action against the Master Servicer relating to or arising out of the breach of any representations and warranties made in this Section shall accrue upon discovery of such breach by either the Depositor, the Master Servicer or the Trustee or notice thereof by any one of such parties to the other parties.
     Section 9.04 Compensation to the Master Servicer.
     The Master Servicer shall be entitled to be paid by the Trust Fund, and either retain or withdraw from the Distribution Account, (i) its Master Servicing Fee with respect to each Distribution Date, (ii) amounts necessary to reimburse itself for any previously unreimbursed Advances, Servicer Advances and Nonrecoverable Advances in accordance with the definition of “Available Distribution Amount” and (iii) amounts representing assumption fees, late payment charges or other ancillary income not included in the definition of “Available Distribution Amount” and which are not required to be remitted by the Servicers to the Securities Administrator or deposited by the Securities Administrator into the Distribution Account. The Master Servicer shall be required to pay all expenses incurred by it in connection with its activities hereunder and shall not be entitled to reimbursement therefor except as provided in this Agreement.
     In addition, Depositor agrees, except as otherwise expressly provided herein, to reimburse the Master Servicer, upon its request, for all reasonable expenses, disbursements and advances incurred or made by the Master Servicer in connection with the performance of its duties hereunder (including the reasonable compensation and the expenses and disbursements of its agents and counsel), to the extent not otherwise reimbursed pursuant to this Agreement, except any such expense, disbursement or advance as may be attributable to its willful misfeasance, bad faith or negligence.
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     Section 9.05 Merger or Consolidation.
     Any Person into which the Master Servicer may be merged or consolidated, or any Person resulting from any merger, conversion, other change in form or consolidation to which the Master Servicer shall be a party, or any Person succeeding to the business of the Master Servicer, shall be the successor to the Master Servicer hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the successor or resulting Person to the Master Servicer or its Affiliate whose primary business is the servicing of conventional residential mortgage loans shall be a Person that shall be qualified and approved to service mortgage loans for Fannie Mae or FHLMC and shall have a net worth of not less than $15,000,000.
     Section 9.06 Resignation of Master Servicer.
     Except as otherwise provided in Sections 9.05 and 9.07 hereof, the Master Servicer shall not resign from the obligations and duties hereby imposed on it unless the Master Servicer’s duties hereunder are no longer permissible under applicable law or are in material conflict by reason of applicable law with any other activities carried on by it and cannot be cured. Any such determination permitting the resignation of the Master Servicer shall be evidenced by an Opinion of Counsel that shall be Independent to such effect delivered to the Trustee. No such resignation shall become effective until the Trustee shall have assumed, or a successor master servicer shall have been appointed by the Trustee and until such successor shall have assumed, the Master Servicer’s responsibilities and obligations under this Agreement. Notice of such resignation shall be given promptly by the Master Servicer and the Depositor to the Trustee.
     If, at any time, the Master Servicer resigns under this Section 9.06, or transfers or assigns its rights and obligations under Section 9.07, or is removed as Master Servicer pursuant to Section 6.14, then at such time as Wells Fargo Bank, N.A. also shall resign (and shall be entitled to resign) as Securities Administrator, Paying Agent, Authenticating Agent and Certificate Registrar under this Agreement. In such event, the obligations of each such party shall be assumed by the Trustee or such successor master servicer appointed by the Trustee (subject to the provisions of Section 9.02(a)).
     Section 9.07 Assignment or Delegation of Duties by the Master Servicer.
     Except as expressly provided herein, the Master Servicer shall not assign or transfer any of its rights, benefits or privileges hereunder to any other Person, or delegate to or subcontract with, or authorize or appoint any other Person to perform any of the duties, covenants or obligations to be performed by the Master Servicer hereunder; provided, however, that the Master Servicer shall have the right with the prior written consent of the Trustee and the Depositor (which consent shall not be unreasonably withheld), and upon delivery to the Trustee and the Depositor of a letter from each Rating Agency to the effect that such action shall not result in a downgrading of the Certificates, to delegate or assign to or subcontract with or authorize or appoint any qualified Person to perform and carry out any duties, covenants or obligations to be performed and carried out by the Master Servicer hereunder. Notice of such permitted assignment shall be given promptly by the Master Servicer to the Depositor and the
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Trustee. If, pursuant to any provision hereof, the duties of the Master Servicer are transferred to a successor master servicer, the entire amount of the Master Servicing Fees and other compensation payable to the Master Servicer pursuant hereto shall thereafter be payable to such successor master servicer. Such successor master servicer shall also pay the fees of the Trustee and the Securities Administrator, as provided herein.
     Section 9.08 Limitation on Liability of the Master Servicer and Others.
     Neither the Master Servicer nor any of the directors, officers, employees or agents of the Master Servicer shall be under any liability to the Trustee or the Certificateholders for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Master Servicer or any such person against any liability that would otherwise be imposed by reason of willful misfeasance, bad faith or negligence in its performance of its duties or by reason of reckless disregard for its obligations and duties under this Agreement. The Master Servicer and any director, officer, employee or agent of the Master Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Master Servicer shall be under no obligation to appear in, prosecute or defend any legal action that is not incidental to its duties to master service the Mortgage Loans in accordance with this Agreement and that in its opinion may involve it in any expenses or liability; provided, however, that the Master Servicer may in its sole discretion undertake any such action that it may deem necessary or desirable in respect to this Agreement and the rights and duties of the parties hereto and the interests of the Certificateholders hereunder. In such event, the legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust Fund and the Master Servicer shall be entitled to be reimbursed therefor out of the Distribution Account.
     The Master Servicer shall not be liable for any acts or omissions of any Servicer except to the extent that damages or expenses are incurred as a result of such act or omissions and such damages and expenses would not have been incurred but for the negligence, willful misfeasance, bad faith or recklessness of the Master Servicer in supervising, monitoring and overseeing the obligations of the Servicers in this Agreement.
     Section 9.09 Indemnification; Third-Party Claims.
     In addition to any indemnity required pursuant to Section 11.16 hereof, the Master Servicer agrees to indemnify the Depositor, the Securities Administrator and the Trustee, and hold them harmless against any and all claims, losses, penalties, fines, forfeitures, legal fees and related costs, judgments, and any other costs, liability, fees and expenses that the Depositor, the Securities Administrator or the Trustee may sustain as a result of the Master Servicer’s willful misfeasance, bad faith or negligence in the performance of its duties hereunder or by reason of its reckless disregard for its obligations and duties under this Agreement. The Depositor, the Securities Administrator and the Trustee shall immediately notify the Master Servicer if a claim is made by a third party with respect to this Agreement or the Mortgage Loans that such party believes entitles it to indemnification under this Section 9.09, and immediately upon discharge and satisfaction of any such judgment or decree which may be entered against it or them in
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respect of such claim, the Master Servicer shall indemnify such party for such claim, losses, penalties, fines, forfeitures, legal fees and related costs, judgments, and any other costs, liability, fees and expenses in connection therewith. This indemnification shall survive the -termination of this Agreement and the resignation or removal of the Master Servicer.
     Section 9.10 Master Servicer Fidelity Bond and Master Servicer Errors and Omissions Insurance Policy.
     The Master Servicer, at its expense, shall maintain in effect a blanket fidelity bond and an errors and omissions insurance policy, affording coverage with respect to all directors, officers, employees and other Persons acting on such Master Servicer’s behalf, and covering errors and omissions in the performance of the Master Servicer’s obligations hereunder. The errors and omissions insurance policy and the fidelity bond shall be in such form and amount generally acceptable for entities serving as master servicers or trustees.
ARTICLE X
REMIC ADMINISTRATION
     Section 10.01 REMIC Administration.
     (a) REMIC elections as set forth in the Preliminary Statement to this Agreement shall be made on Forms 1066 or other appropriate federal tax or information return for the taxable year ending on the last day of the calendar year in which the Certificates are issued. The regular interests and residual interest in each REMIC shall be as designated in the Preliminary Statement to this Agreement.
     (b) The Closing Date is hereby designated as the “Startup Day” of each REMIC within the meaning of section 86OG(a)(9) of the Code. The “latest possible maturity date” for purposes of Treasury Regulation 1.86OG-1(a)(4) will be the Latest Possible Maturity Date.
     (c) The Securities Administrator shall represent the Trust Fund in any administrative or judicial proceeding relating to an examination or audit by any governmental taxing authority with respect thereto. The Securities Administrator shall pay any and all tax related expenses (not including taxes) of each REMIC, including but not limited to any professional fees or expenses related to audits or any administrative or judicial proceedings with respect to such REMIC that involve the Internal Revenue Service or state tax authorities, but only to the extent that (i) such expenses are ordinary or routine expenses, including expenses of a routine audit but not expenses of litigation (except as described in (ii)); or (ii) such expenses or liabilities (including taxes and penalties) are attributable to the negligence or willful misconduct of the Securities Administrator in fulfilling its duties hereunder (including its duties as tax return preparer). The Securities Administrator shall be entitled to reimbursement of expenses to the extent provided in clause (i) above from the Distribution Account, provided, however, the Securities Administrator shall not be entitled to reimbursement for expenses incurred in connection with the preparation of tax returns and other reports as required by Section 6.20 and this Section.
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     (d) The Securities Administrator shall prepare, and the Trustee shall sign and file, as instructed by the Securities Administrator, all of each REMIC’s federal and appropriate state tax and information returns as such REMIC’s direct representative. The expenses of preparing and filing such returns shall be borne by the Securities Administrator. In preparing such returns, the Securities Administrator shall, with respect to each REMIC created hereunder other than the Upper-Tier REMIC (each such REMIC, a “Non-Upper-Tier REMIC”): (i) treat the accrual period for interests in such Non-Upper-Tier REMIC as the calendar month; (ii) account for distributions made from such Non-Upper-Tier REMIC as made on the first day of each succeeding calendar month; (iii) account for income under the all-OID method at the Net WAC; (iv) use the aggregation method provided in Treasury Regulation section 1.1275-2(c); and (v) account for income and expenses related to such Non-Upper-Tier REMIC in the manner resulting in the lowest amount of excess inclusion income possible accruing to the Holder of the residual interest in such Non-Upper-Tier REMIC.
     (e) The Securities Administrator or its designee shall perform on behalf of each REMIC all reporting and other tax compliance duties that are the responsibility of such REMIC under the Code, the REMIC Provisions, or other compliance guidance issued by the Internal Revenue Service or any state or local taxing authority. Among its other duties, if required by the Code, the REMIC Provisions, or other such guidance, the Securities Administrator shall provide, upon receipt of additional reasonable compensation, (i) to the Treasury or other governmental authority such information as is necessary for the application of any tax relating to the transfer of a Residual Certificate to any disqualified person or organization pursuant to Treasury Regulation 1.860E-2(a)(5) and any person designated in Section 860E(e)(3) of the Code and (ii) to the Trustee such information as is necessary for the Trustee to provide to the Certificateholders such information or reports as are required by the Code or REMIC Provisions.
     (f) The Trustee, the Securities Administrator, the Master Servicer and the Holders of Certificates shall take any action or cause any REMIC to take any action necessary to create or maintain the status of any REMIC as a REMIC under the REMIC Provisions and shall assist each other as necessary to create or maintain such status. Neither the Trustee, the Securities Administrator, the Master Servicer nor the Holder of any Residual Certificate shall knowingly take any action, cause any REMIC to take any action or fail to take (or fail to cause to be taken) any action that, under the REMIC Provisions, if taken or not taken, as the case may be, could result in an Adverse REMIC Event unless the Trustee, the Securities Administrator and the Master Servicer have received an Opinion of Counsel (at the expense of the party seeking to take such action or failing to take such action) to the effect that the contemplated action (or inaction, as the case may be) will not endanger such status or result in the imposition of such a tax. In addition, prior to taking any action with respect to any REMIC or the assets therein, or causing any REMIC to take any action, which is not expressly permitted under the terms of this Agreement, any Holder of a Residual Certificate will consult with the Trustee, the Securities Administrator, the Master Servicer or their respective designees, in writing, with respect to whether such action could cause an Adverse REMIC Event to occur with respect to any REMIC, and no such Person shall take any such action or cause any REMIC to take any such action as to which the Trustee, the Securities Administrator or the Master Servicer has advised it in writing that an Adverse REMIC Event could occur; provided, however, that if no Adverse REMIC Event would occur but such action could result in the imposition of additional taxes on the Residual
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Certificateholders, no such Person shall take any such action, or cause any REMIC to take any such action without the written consent of the Residual Certificateholders. The Trustee may consult with counsel (and conclusively rely upon the advice of such counsel) to make such written advice, and the cost of the same shall be borne by the party seeking to take the action not expressly permitted by this Agreement, but in no event shall such cost be an expense of the Trustee.
     (g) Each Holder of a Residual Certificate shall pay when due any and all taxes imposed on the related REMIC by federal or state governmental authorities. To the extent that such taxes are not paid by a Residual Certificateholder, the Trustee or the Paying Agent shall pay any remaining REMIC taxes out of current or future amounts otherwise distributable to the Holder of the Residual Certificate in any such REMIC or, if no such amounts are available, out of other amounts held in the Distribution Account, and shall reduce amounts otherwise payable to holders of regular interests in any such REMIC, as the case may be.
     (h) The Securities Administrator shall, for federal income tax purposes, maintain books and records with respect to each REMIC on a calendar year and on an accrual basis.
     (i) No additional contributions of assets shall be made to any REMIC, except as expressly provided in this Agreement.
     (j) Neither the Securities Administrator nor the Master Servicer shall enter into any arrangement by which any REMIC will receive a fee or other compensation for services.
     (k) [Reserved].
     (l) The Holder of the Class LT-R Certificate shall act as “tax matters person” with respect to the Lower-Tier REMIC and shall act as agent for the Holder of the Class 1-AR Certificate as “tax matters person” with respect to the Upper-Tier REMIC and the Securities Administrator shall act as agent for the Holder of the Class LT-R Certificate in such roles, unless and until another party is so designated by the Holder of the Class LT-R Certificate.
Section 10.02 Prohibited Transactions and Activities.
     Neither the Depositor, the Master Servicer nor the Trustee shall sell, dispose of, or substitute for any of the Mortgage Loans, except in a disposition pursuant to (i) the foreclosure of a Mortgage Loan, (ii) the bankruptcy of the Trust Fund, (iii) the termination of each REMIC pursuant to Article VII of this Agreement, (iv) a substitution pursuant to Article II of this Agreement or (v) a repurchase of Mortgage Loans pursuant to Article II of this Agreement, nor acquire any assets for any REMIC, nor sell or dispose of any investments in the Distribution Account for gain, nor accept any contributions to any REMIC after the Closing Date, unless it has received an Opinion of Counsel (at the expense of the party causing such sale, disposition, or substitution) that such disposition, acquisition, substitution, or acceptance will not result in an Adverse REMIC Event, (b) affect the distribution of interest or principal on the Certificates or (c) result in the encumbrance of the assets transferred or assigned to the Trust Fund (except pursuant to the provisions of this Agreement).
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     Section 10.03 Indemnification with Respect to Prohibited Transactions or Loss of REMIC Status.
     Upon the occurrence of an Adverse REMIC Event due to the negligent performance by the Securities Administrator of its duties and obligations set forth herein, the Securities Administrator shall indemnify the Certificateholders of the related Residual Certificate against any and all losses, claims, damages, liabilities or expenses (“Losses”) resulting from such negligence; provided, however, that the Securities Administrator shall not be liable for any such Losses attributable to the action or inaction of the Depositor, the Trustee or the Holder of the Residual Certificate, nor for any such Losses resulting from misinformation provided by any of the foregoing parties on which the Securities Administrator has relied. Notwithstanding the foregoing, however, in no event shall the Securities Administrator have any liability (1) for any action or omission that is taken in accordance with and in compliance with the express terms of, or which is expressly permitted by the terms of, this Agreement or under any Servicing Agreement or under any Acknowledgement, (2) for any Losses other than arising out of malfeasance, willful misconduct or negligent performance by the Securities Administrator of its duties and obligations set forth herein, and (3) for any special or consequential damages to Certificateholders of the related Residual Certificate (in addition to payment of principal and interest on the Certificates).
     Section 10.04 REO Property.
     (a) Notwithstanding any other provision of this Agreement, the Master Servicer, acting on behalf of the Trustee hereunder, shall not, except to the extent provided in the applicable Servicing Agreement, knowingly permit any Servicer to, rent, lease, or otherwise earn income on behalf of any REMIC with respect to any REO Property which might cause an Adverse REMIC Event unless the applicable Servicer has provided to the Trustee and the Securities Administrator an Opinion of Counsel concluding that, under the REMIC Provisions, such action would not adversely affect the status of any REMIC as a REMIC and any income generated for any REMIC by the REO Property would not result in an Adverse REMIC Event.
     (b) The Depositor shall cause the applicable Servicer (to the extent provided in its Servicing Agreement) to make reasonable efforts to sell any REO Property for its fair market value. In any event, however, the Depositor shall, or shall cause the applicable Servicer (to the extent provided in its Servicing Agreement) to, dispose of any REO Property within three years of its acquisition by the Trust Fund unless the Depositor or the applicable Servicer (on behalf of the Trust Fund) has received a grant of extension from the Internal Revenue Service to the effect that, under the REMIC Provisions and any relevant proposed legislation and under applicable state law, the REMIC may hold REO Property for a longer period without causing an Adverse REMIC Event. If such an extension has been received, then the Depositor, acting on behalf of the Trustee hereunder, shall, or shall cause the applicable Servicer to, continue to attempt to sell the REO Property for its fair market value for such period longer than three years as such extension permits (the “Extended Period”). If such an extension has not been received and the Depositor or the applicable Servicer, acting on behalf of the Trust Fund hereunder, is unable to sell the REO Property within 33 months after its acquisition by the Trust Fund or if such an extension, has been received and the Depositor or the applicable Servicer is unable to sell the
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REO Property within the period ending three months before the close of the Extended Period, the Depositor shall cause the applicable Servicer, before the end of the three year period or the Extended Period, as applicable, to (i) purchase such REO Property at a price equal to the REO Property’s fair market value or (ii) auction the REO Property to the highest bidder (which may be the applicable Servicer) in an auction reasonably designed to produce a fair price prior to the expiration of the three-year period or the Extended Period, as the case may be.
ARTICLE XI
MISCELLANEOUS PROVISIONS
     Section 11.01 Binding Nature of Agreement; Assignment.
     This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.
     Section 11.02 Entire Agreement.
     This Agreement contains the entire agreement and understanding among the parties hereto with respect to the subject matter hereof, and supersedes all prior and contemporaneous agreements, understandings, inducements and conditions, express or implied, oral or written, of any nature whatsoever with respect to the subject matter hereof. The express terms hereof control and supersede any course of performance and/or usage of the trade inconsistent with any of the terms hereof.
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     Section 11.03 Amendment.
     (a) This Agreement may be amended from time to time by the Depositor, the Master Servicer, the Securities Administrator, and the Trustee, without notice to or the consent of any of the Holders, (i) to cure any ambiguity or mistake, (ii) to cause the provisions herein to conform to or be consistent with or in furtherance of the statements made with respect to the Certificates, the Trust Fund or this Agreement in the Prospectus, or to correct or supplement any provision herein which may be inconsistent with any other provisions herein or with the provisions of any Servicing Agreement, (iii) to make any other provisions with respect to matters or questions arising under this Agreement or (iv) to add, delete, or amend any provisions to the extent necessary or desirable to comply with any requirements imposed by the Code and the REMIC Provisions. No such amendment effected pursuant to the preceding sentence shall, as evidenced by an Opinion of Counsel, result in an Adverse REMIC Event, nor shall such amendment effected pursuant to clause (iii) of such sentence adversely affect in any material respect the interests of any Holder. Prior to entering into any amendment without the consent of Holders pursuant to this paragraph, the Trustee shall be provided with an Opinion of Counsel (at the expense of the party requesting such amendment) to the effect that such amendment is permitted under this Section. Any such amendment shall be deemed not to adversely affect in any material respect any Holder, if the Trustee and the Securities Administrator receive written confirmation from each Rating Agency that such amendment will not cause such Rating Agency to reduce the then current rating assigned to the Certificates.
     (b) This Agreement may also be amended from time to time by the Depositor, the Master Servicer, the Securities Administrator and the Trustee, with the consent of the Holders of not less than 66-2/3% of the Class Principal Amount (or Percentage Interest) of each Class of Certificates affected thereby for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Holders; provided, however, that no such amendment shall be made unless the Trustee and the Securities Administrator receive an Opinion of Counsel, at the expense of the party requesting the change, that such change will not cause an Adverse REMIC Event; and provided further, that no such amendment may (i) reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Certificate, without the consent of the Holder of such Certificate or (ii) reduce the aforesaid percentages of Class Principal Amount or Class Notional Amount (or Percentage Interest) of Certificates of each Class, the Holders of which are required to consent to any such amendment without the consent of the Holders of 100% of the Class Principal Amount or Class Notional Amount (or Percentage Interest) of each Class of Certificates affected thereby. For purposes of this paragraph, references to “Holder” or “Holders” shall be deemed to include, in the case of any Class of Book-Entry Certificates, the related Certificate Owners.
     (c) Promptly after the execution of any such amendment, the Trustee shall furnish written notification of the substance of such amendment to each Holder, the Depositor and the Rating Agencies.
     (d) It shall not be necessary for the consent of Holders under this Section 11.03 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent
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shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Holders shall be subject to such reasonable regulations as the Trustee may prescribe.
     (e) Notwithstanding anything to the contrary in any Servicing Agreement, the Trustee shall not consent to any amendment of any Servicing Agreement except pursuant to the standards provided in this Section with respect to amendment of this Agreement.
     (f) Prior to the execution of any amendment to this Agreement, each of the Trustee and the Securities Administrator shall be entitled to receive and conclusively rely on an Opinion of Counsel (at the expense of the Person seeking such amendment) stating that the execution of such amendment is authorized and permitted by this Agreement. The Trustee and the Securities Administrator may, but shall not be obligated to, enter into any such amendment which affects the Trustee’s or the Securities Administrator’s own rights, duties or immunities under this Agreement.
     Section 11.04 Voting Rights.
     Except to the extent that the consent of all affected Certificateholders is required pursuant to this Agreement, with respect to any provision of this Agreement requiring the consent of Certificateholders representing specified percentages of aggregate outstanding Certificate Principal Amount or Class Notional Amount (or Percentage Interest), Certificates owned by the Depositor, the Master Servicer, the Securities Administrator, the Trustee, any Servicer or any Affiliates thereof are not to be counted so long as such Certificates are owned by the Depositor, the Master Servicer, the Securities Administrator, the Trustee, any Servicer or any Affiliate thereof.
     Section 11.05 Provision of Information.
     (a) For so long as any of the Certificates of any Series or Class are “restricted securities” within the meaning of Rule 144(a)(3) under the Securities Act, each of the Depositor, the Master Servicer, the Securities Administrator and the Trustee agree to cooperate with each other to provide to any Certificateholders and to any prospective purchaser of Certificates designated by such holder, upon the request of such holder or prospective purchaser, any information required to be provided to such holder or prospective purchaser to satisfy the condition set forth in Rule 144A(d)(4) under the Securities Act. Any reasonable, out-of-pocket expenses incurred by the Trustee, the Master Servicer or the Securities Administrator in providing such information shall be reimbursed by the Depositor.
     (b) The Securities Administrator shall provide to any person to whom a Prospectus was delivered, upon the request of such person specifying the document or documents requested, (i) a copy (excluding exhibits) of any report on Form 8-K, Form 10-D or Form 10-K (or other prescribed form) filed with the Securities and Exchange Commission pursuant to Section 6.21 and (ii) a copy of any other document incorporated by reference in the Prospectus. Any reasonable out-of-pocket expenses incurred by the Securities Administrator in providing copies of such documents shall be reimbursed by the Depositor.
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     (c) On each Distribution Date, the Securities Administrator shall deliver or cause to be delivered by first class mail or make available on its website to the Depositor, Attention: Contract Finance, a copy of the report delivered to Certificateholders pursuant to Section 4.02.
     Section 11.06 Governing Law.
     THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICT OF LAWS PROVISIONS (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.
     Section 11.07 Notices.
     All requests, demands, notices, authorizations, directions, consents, waivers and communications hereunder shall be in writing and shall be deemed to have been duly given when received by (a) in the case of the Depositor, Sequoia Residential Funding, Inc., One Belvedere Place, Suite 330, Mill Valley, CA 94941, telecopy number (415) 381-1773, Attention: Sequoia Mortgage Trust 2007-1, or in the case of notification required to be delivered by the Securities Administrator to the Depositor pursuant to Section 6.21, to Sequoia Residential Funding, Inc. via facsimile or via email at such facsimile number or email address furnished separately by the Depositor to the Securities Administrator from time to time, (b) in the case of the Seller, RWT Holdings, Inc., One Belvedere Place, Suite 330, Mill Valley, CA 94941 telecopy number (415) 381-1773, Attention: Sequoia Mortgage Trust 2007-1, (c) in the case of the Master Servicer or the Securities Administrator, Wells Fargo Bank, N.A., P.O. Box 98, Columbia, Maryland 21046 (or, for overnight deliveries, 9062 Old Annapolis Road, Columbia, Maryland 21045), telecopy number (410) 715-2380, Attention: Sequoia Mortgage Trust 2007-1, and (d) with respect to the Trustee or the Certificate Registrar, its respective Corporate Trust Office, or as to each party such other address as may hereafter be furnished by such party to the other parties in writing. All demands, notices and communications to a party hereunder shall be in writing and shall be deemed to have been duly given when delivered to such party at the relevant address, facsimile number or electronic mail address set forth above or at such other address, facsimile number or electronic mail address as such party may designate from time to time by written notice in accordance with this Section 11.07.
     Section 11.08 Severability of Provisions.
     If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.
     Section 11.09 Indulgences; No Waivers.
     Neither the failure nor any delay on the part of a party to exercise any right, remedy, power or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or
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partial exercise of any right, remedy, power or privilege preclude any other or further exercise of the same or of any other right, remedy, power or privilege, nor shall any waiver of any right, remedy, power or privilege with respect to any occurrence be construed as a waiver of such right, remedy, power or privilege with respect to any other occurrence. No waiver shall be effective unless it is in writing and is signed by the party asserted to have granted such waiver.
     Section 11.10 Headings Not To Affect Interpretation.
     The headings contained in this Agreement are for convenience of reference only, and they shall not be used in the interpretation hereof.
     Section 11.11 Benefits of Agreement.
     Nothing in this Agreement or in the Certificates, express or implied, shall give to any Person, other than the parties to this Agreement and their successors hereunder and the Holders of the Certificates, any benefit or any legal or equitable right, power, remedy or claim under this Agreement, except to the extent specified in Section 11.15.
     Section 11.12 Special Notices to the Rating Agencies.
     (a) The Depositor shall give prompt notice to the Rating Agencies of the occurrence of any of the following events of which it has notice:
     (i) any amendment to this Agreement pursuant to Section 11.03;
     (ii) any assignment by the Master Servicer of its rights hereunder or delegation of its duties hereunder;
     (iii) the occurrence of any Event of Default described in Section 6.14;
     (iv) any notice of termination given to the Master Servicer pursuant to Section 6.14 and any resignation of the Master Servicer hereunder;
     (v) the appointment of any successor to any Master Servicer pursuant to Section 6.14;
     (vi) the making of a final payment pursuant to Section 7.02; and
     (vii) any termination of the rights and obligations of any Servicer under the applicable Servicing Agreement.
     (b) All notices to the Rating Agencies provided for this Section shall be in writing and sent by first class mail, telecopy or overnight courier, as follows:
If to Fitch Ratings, to:
Fitch Ratings
One State Street Plaza, 30th Floor
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New York, New York 10004
Attn: SEMT 2007-1
If to S&P, to:
Standard & Poor’s Ratings Services,
a division of The McGraw-Hill Companies, Inc.
55 Water Street
New York, New York 10041
Attention: Residential Mortgages
     (c) The Securities Administrator shall provide or make available to the Rating Agencies reports prepared pursuant to Section 4.02. In addition, the Securities Administrator shall, at the expense of the Trust Fund, make available to each Rating Agency such information as such Rating Agency may reasonably request regarding the Certificates or the Trust Fund, to the extent that such information is reasonably available to the Securities Administrator.
     (d) The Depositor hereby represents to S&P that, to the Depositor’s knowledge, the information provided to such Rating Agency, including the loan level detail, is true and correct according to such Rating Agency’s requirements.
     Section 11.13 Conflicts.
     To the extent that the terms of this Agreement conflict with the terms of any Servicing Agreement, the related Servicing Agreement shall govern.
     Section 11.14 Counterparts.
     This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, and all of which together shall constitute one and the same instrument.
     Section 11.15 No Petitions.
     The Trustee and the Master Servicer, by entering into this Agreement, hereby covenant and agree that they shall not at any time institute against the Depositor, or join in any institution against the Depositor of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to this Agreement or any of the documents entered into by the Depositor in connection with the transactions contemplated by this Agreement.
     Section 11.16 Intention of the Parties and Interpretation; Indemnification.
     Each of the parties acknowledges and agrees that the purpose of Sections 6.21, 6.22, 6.23 and 6.24 of this Agreement is to facilitate compliance by the Securities Administrator and the
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Depositor with the provisions of Regulation AB promulgated by the Commission under the Exchange Act (17 C.F.R. §§ 229.1100 — 229.1123), as such may be amended from time to time and subject to such clarification and interpretive advice as may be issued by the staff of the Commission from time to time. Therefore, each of the parties agrees that (a) the obligations of the parties hereunder shall be interpreted in such a manner as to accomplish that purpose, (b) the parties’ obligations hereunder will be supplemented and modified as necessary to be consistent with any such amendments, interpretive advice or guidance, convention or consensus among active participants in the asset-backed securities markets, advice of counsel, or otherwise in respect of the requirements of Regulation AB, (c) the parties shall comply with the reasonable requests made by the Securities Administrator or the Depositor for delivery of such additional or different information as the Securities Administrator or the Depositor may determine in good faith is necessary to comply with the provisions of Regulation AB, which information is available to such party without unreasonable effort or expense and within such timeframe as may be reasonably requested, and (d) no amendment of this Agreement shall be required to effect any such changes in the parties’ obligations as are necessary to accommodate evolving interpretations of the provisions of Regulation AB.
     Each of the Depositor, the Master Servicer, each Servicer, the Securities Administrator and any Servicing Function Participant engaged by such party shall indemnify and hold harmless the Securities Administrator, the Master Servicer, the Depositor and the Seller and each of their directors, officers, employees, agents, and affiliates from and against any and all claims, losses, damages, penalties, fines, forfeitures, reasonable legal fees and related costs, judgments and other costs and expenses arising out of or based upon (a) any breach by such party of any of its obligations hereunder, including particularly its obligations to provide any Item 1123 Certificate, Assessment of Compliance or Accountant’s Attestation required under Sections 6.22, 6.23 and 6.24, respectively, or any information, data or materials required to be included in any Exchange Act report, (b) any misstatement or omission in any information, data or materials provided by such party, (or in the case of the Securities Administrator or the Master Servicer, any material misstatement or material omission in (i) any Item 1123 Certificate, Assessment of Compliance, Accountant’s Attestation delivered by it or by any Servicing Function Participation engaged by it pursuant to this Agreement or (any Additional Form 10-D Disclosure, Additional Form 10-K Disclosure or Form 8-K Disclosure concerning the Master Servicer or the Securities Administrator), or (c) the negligence, bad faith or willful misconduct of such party in connection with its performance hereunder. If the indemnification provided for herein is unavailable or insufficient to hold harmless the Master Servicer, the Securities Administrator, the Depositor or the Seller, as the case may be, then each such party agrees that it shall contribute to the amount paid or payable by the Securities Administrator, the Master Servicer, the Depositor and the Seller, as applicable, as a result of any claims, losses, damages or liabilities incurred by such party, in such proportion as is appropriate to reflect the relative fault of the indemnified party on the one hand and the indemnifying party on the other. This indemnification shall survive the termination of this Agreement or the termination of any party to this Agreement.
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     IN WITNESS WHEREOF, the parties hereto have caused their names to be signed hereto by their respective officers hereunto duly authorized as of the day and year first above written.

SEQUOIA RESIDENTIAL FUNDING, INC., as Depositor

By:	/s/ John H. Isbrandtsen
	Name:	John H. Isbrandtsen
	Title:	Vice President

HSBC BANK USA, NATIONAL ASSOCIATION, as Trustee

By:	/s/ Elena Zheng
	Name:	Elena Zheng
	Title:	Assistant Vice President

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Master Servicer

By:	/s/ Graham Oglesby
	Name:	Graham Oglesby
	Title:	Assistant Vice President

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Securities Administrator

By:	/s/ Graham Oglesby
	Name:	Graham Oglesby
	Title:	Assistant Vice President
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Solely for purposes of Section 2.04 and 9.01(d)
accepted and agreed to by:

RWT HOLDINGS, INC.

By:	/s/ John H. Isbrandtsen
John H. Isbrandtsen
Authorized Signatory
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EXHIBIT A
FORMS OF CERTIFICATES
[See Tab #      ]
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A-1

EXHIBIT B
FORM OF RESIDUAL CERTIFICATE TRANSFER AFFIDAVIT (TRANSFEREE)

STATE OF	)
	)	ss.:
COUNTY OF	)
[NAME OF OFFICER], being first duly sworn, deposes and says:
1.	That he [she] is [title of officer] of [name of Purchaser] (the “Purchaser”), a [description of type of entity] duly organized and existing under the laws of the [State of ] [United States], on behalf of which he [she] makes this affidavit.

2.	That the Purchaser’s Taxpayer Identification Number is [ ].

3.	That the Purchaser is not a “disqualified organization” within the meaning of Section 860E(e)(5) of the Internal Revenue Code of 1986, as amended (the “Code”) and will not be a “disqualified organization” as of [date of transfer], and that the Purchaser is not acquiring a Residual Certificate (as defined in the Agreement) for the account of, or as agent (including a broker, nominee, or other middleman) for, any person or entity from which it has not received an affidavit substantially in the form of this affidavit. For these purposes, a “disqualified organization” means the United States, any state or political subdivision thereof, any foreign government, any international organization, any agency or instrumentality of any of the foregoing (other than an instrumentality if all of its activities are subject to tax and a majority of its board of directors is not selected by such governmental entity), any cooperative organization furnishing electric energy or providing telephone service to persons in rural areas as described in Code Section 1381(a)(2)(C), any “electing large partnership” within the meaning of Section 775 of the Code, or any organization (other than a farmers’ cooperative described in Code Section 521) that is exempt from federal income tax unless such organization is subject to the tax on unrelated business income imposed by Code Section 511.

4.	That the Purchaser either (x) is not, and on [date of transfer] will not be, an employee benefit plan or other retirement arrangement subject to Section 406 of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), or Section 4975 of the Code (“Code”), (collectively, a “Plan”) or a person acting on behalf of any such Plan or investing the assets of any such Plan to acquire a Residual Certificate; (y) if the Residual Certificate has been subject to an ERISA-Qualifying Underwriting, is an insurance company that is purchasing the Certificate with funds contained in an “insurance company
213965 Sequoia 2007-1
Pooling and Servicing Agmt.

general account” as defined in Section V(e) of Prohibited Transaction Class Exemption (“PTCE”) 95-60 and the purchase and holding of the Certificate are covered under Sections I and III of PTCE 95-60; or (z) herewith delivers to the Certificate Registrar an opinion of counsel (a “Benefit Plan Opinion”) satisfactory to the Certificate Registrar, and upon which the Certificate Registrar, the Trustee, the Master Servicer, the Depositor and Securities Administrator shall be entitled to rely, to the effect that the purchase or holding of such Residual Certificate by the Investor will not result in any non-exempt prohibited transactions under Title I of ERISA or Section 4975 of the Code and will not subject the Certificate Registrar, the Trustee, the Depositor, the Master Servicer or the Securities Administrator to any obligation in addition to those undertaken by such entities in the Agreement, which opinion of counsel shall not be an expense of the Trust Fund or any of the above parties.

5.	That the Purchaser hereby acknowledges that under the terms of the Pooling and Servicing Agreement, dated as of March 1, 2007 (the “Agreement”), by and among Sequoia Residential Funding, Inc., as Depositor, Wells Fargo Bank, N.A., as Master Servicer and as Securities Administrator, and HSBC Bank USA, National Association, as Trustee with respect to Sequoia Mortgage Trust 2007-1 Mortgage Pass-Through Certificates, no transfer of the Residual Certificates shall be permitted to be made to any person unless the Certificate Registrar has received a certificate from such transferee containing the representations in paragraphs 3 and 4 hereof.

6.	That the Purchaser does not hold REMIC residual securities as nominee to facilitate the clearance and settlement of such securities through electronic book-entry changes in accounts of participating organizations (such entity, a “Book-Entry Nominee”).

7.	That the Purchaser does not have the intention to impede the assessment or collection of any federal, state or local taxes legally required to be paid with respect to such Residual Certificate.

8.	That the Purchaser will not transfer a Residual Certificate to any person or entity (i) as to which the Purchaser has actual knowledge that the requirements set forth in paragraph 3, paragraph 6 or paragraph 10 hereof are not satisfied or that the Purchaser has reason to believe does not satisfy the requirements set forth in paragraph 7 hereof, and (ii) without obtaining from the prospective Purchaser an affidavit substantially in this form and providing to the Certificate Registrar a written statement substantially in the form of Exhibit C to the Agreement.

9.	That the Purchaser understands that, as the holder of a Residual Certificate, the Purchaser may incur tax liabilities in excess of any cash flows generated by the interest and that the Purchaser has and expects to have sufficient net worth and/or liquidity to pay in full any tax liabilities attributable to ownership of a Residual
213965 Sequoia 2007-1
Pooling and Servicing Agmt.

Certificate and intends to pay taxes associated with holding such Residual Certificate as they become due.

10.	That the Purchaser (i) is not a Non-U.S. Person or (ii) is a Non-U.S. Person that holds a Residual Certificate in connection with the conduct of a trade or business within the United States and has furnished the transferor and the Certificate Registrar with an effective Internal Revenue Service Form W-8ECI (Certificate of Foreign Person’s Claim for Exemption From Withholding on Income Effectively Connected With the Conduct of a Trade or Business in the United States) or successor form at the time and in the manner required by the Code or (iii) is a Non-U.S. Person that has delivered to the transferor and the Certificate Registrar an opinion of a nationally recognized tax counsel to the effect that the transfer of such Residual Certificate to it is in accordance with the requirements of the Code and the regulations promulgated thereunder and that such transfer of a Residual Certificate will not be disregarded for federal income tax purposes. “Non-U.S. Person” means an individual, corporation, partnership or other person other than (i) a citizen or resident of the United States; (ii) a corporation, partnership or other entity created or organized in or under the laws of the United States or any state thereof, including for this purpose, the District of Columbia; (iii) an estate that is subject to U.S. federal income tax regardless of the source of its income; (iv) a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States trustees have authority to control all substantial decisions of the trust; and, (v) to the extent provided in Treasury regulations, certain trusts in existence on August 20, 1996 that are treated as United States persons prior to such date and elect to continue to be treated as United States persons.

11.	The Purchaser will not cause income from the Residual Certificate to be attributable to a foreign permanent establishment or fixed base of the Purchaser or another U.S. taxpayer.

12.	That the Purchaser agrees to such amendments of the Agreement as may be required to further effectuate the restrictions on transfer of any Residual Certificate to such a “disqualified organization,” an agent thereof, a Book-Entry Nominee, or a person that does not satisfy the requirements of paragraph 7 and paragraph 10 hereof.

13.	That the Purchaser consents to the designation of the Securities Administrator to act as agent for the “tax matters person” of each REMIC created by the Trust Fund pursuant to the Agreement.
213965 Sequoia 2007-1
Pooling and Servicing Agmt.

     IN WITNESS WHEREOF, the Purchaser has caused this instrument to be executed on its behalf, pursuant to authority of its Board of Directors, by its [title of officer] this                      day of                      20  .

[name of Purchaser]

By:
Name:
Title:
     Personally appeared before me the above-named [name of officer]                                         , known or proved to me to be the same person who executed the foregoing instrument and to be the [title of officer]                                          of the Purchaser, and acknowledged to me that he [she] executed the same as his [her] free act and deed and the free act and deed of the Purchaser.
     Subscribed and sworn before me this                      day of                      20  .
NOTARY PUBLIC

COUNTY OF

STATE OF

My commission expires the            day of                      20     .
213965 Sequoia 2007-1
Pooling and Servicing Agmt.

EXHIBIT C
RESIDUAL CERTIFICATE TRANSFER AFFIDAVIT (TRANSFEROR)

Date

Re:	Sequoia Mortgage Trust 2007-1 Mortgage Pass-Through Certificates
                                              (the “Transferor”) has reviewed the attached affidavit of                                                              (the “Transferee”), and has no actual knowledge that such affidavit is not true and has no reason to believe that the information contained in paragraph 7 thereof is not true, and has no reason to believe that the Transferee has the intention to impede the assessment or collection of any federal, state or local taxes legally required to be paid with respect to a Residual Certificate. In addition, the Transferor has conducted a reasonable investigation at the time of the transfer and found that the Transferee had historically paid its debts as they came due and found no significant evidence to indicate that the Transferee will not continue to pay its debts as they become due.

Very truly yours,

Name:
Title:
213965 Sequoia 2007-1
Pooling and Servicing Agmt.

C-1

EXHIBIT D
FORM OF CUSTODY AGREEMENT
213965 Sequoia 2007-1
Pooling and Servicing Agmt.

D-1

EXHIBIT E
LIST OF SERVICING AGREEMENTS
1. Master Mortgage Loan Sale & Servicing Agreement, dated as of July 1, 2006 between RWT Holdings, Inc. (“RWT Holdings”) and ABN AMRO Mortgage Group, Inc., as modified by the related Acknowledgements.
2. Mortgage Loan Flow Purchase, Sale and Servicing Agreement dated as of January 1, 2006 between RWT Holdings and GreenPoint Mortgage Funding, Inc., as modified by the related Acknowledgements.
3. Mortgage Loan Purchase and Servicing Agreement dated as of April 1, 1998, between Countrywide Home Loans, Inc. (“Countrywide”) and RWT, as amended by the Amendment Number One to such agreement dated February 27, 2004, between Countrywide and RWT (as amended the “Mortgage Loan Purchase and Servicing Agreement”), an Amendment Reg AB to the Mortgage Loan Purchase and Servicing Agreement dated as of August 1, 2006, and an Assignment Agreement dated January 1, 2001 between Countrywide and Countrywide Home Loans Servicing L.P. transferring the servicing, as modified by the related Acknowledgements.
4. Flow Mortgage Loan Sale and Servicing Agreement, dated July 1, 2006, by and between Bank of America, National Association, and RWT Holdings, Inc. as modified by the related Acknowledgements.
5. Loan Servicing Agreement, dated as of February 1, 2004, between RWT and GMAC Mortgage, LLC, as amended by the Regulation AB Compliance Addendum dated as of January 1, 2006 and as modified by the related Acknowledgements.
6. Master Servicing Agreement between RWT Holdings, Inc. (“RWT”) and Morgan Stanley Credit Corporation, with Redwood Trust as Guarantor, dated November 1, 2006, as modified by the related Acknowledgements.
7. Mortgage Loan Flow Purchase, Sale & Servicing Agreement among RWT, PHH Mortgage Corporation (formerly known as Cendant Mortgage Corporation) (“PHH”) and Bishop’s Gate Residential Mortgage Trust (formerly known as Cendant Residential Mortgage Trust), as Sellers, and PHH, as Servicer, dated January 1, 2006, and the Additional Collateral Servicing Agreement between RWT and PHH, dated August 1, 2002, each as modified by the related Acknowledgements.
8. Servicing Agreement, dated as of February 1, 2006, among RWT Holdings, Inc., as Purchaser, UBS Real Estate Securities Inc., as Seller, and Cenlar FSB as Servicer, as modified by the related Acknowledgments.
213965 Sequoia 2007-1
Pooling and Servicing Agmt.

E-1

EXHIBIT F
LIST OF PURCHASE AGREEMENTS
1. Master Mortgage Loan Sale & Servicing Agreement, dated as of July 1, 2006 between RWT Holdings, Inc. (“RWT Holdings”) and ABN AMRO Mortgage Group, Inc., as modified by the related Acknowledgements.
2. Mortgage Loan Flow Purchase , Sale and Servicing Agreement dated as of January 1, 2006 between RWT Holdings and GreenPoint Mortgage Funding, Inc., as modified by the related Acknowledgements.
3. Mortgage Loan Purchase and Servicing Agreement dated as of April 1, 1998, between Countrywide Home Loans, Inc. (“Countrywide”) and RWT, as amended by the Amendment Number One to such agreement dated February 27, 2004, between Countrywide and RWT (as amended the “Mortgage Loan Purchase and Servicing Agreement”), an Amendment Reg AB to the Mortgage Loan Purchase and Servicing Agreement dated as of August 1, 2006, and an Assignment Agreement dated January 1, 2001 between Countrywide and Countrywide Home Loans Servicing L.P. transferring the servicing, as modified by the related Acknowledgements.
4. Seller’s Purchase, Warranties and Interim Servicing Agreement, dated as of May 1, 2006 by and between Redwood Mortgage Funding, Inc. (“RMF”) and New Century Mortgage Corporation (“New Century”), and an Assignment dated January 15, 2007, between RMF and RWT Holdings, as modified by the related Acknowledgements.
5. Seller’s Purchase, Warranties and Interim Servicing Agreement, dated as of June 1, 2006 by and between RMF and Provident Funding Associates, LLP (“Provident”), and an Assignment dated January 15, 2007, between RMF and RWT Holdings, as modified by the related Acknowledgements.
6. Master Mortgage Loan Purchase Agreement between RWT Holdings, Inc. (“RWT”) and Morgan Stanley Credit Corporation with Redwood Trust as Guarantor, dated November 1, 2006, as modified by the related Acknowledgements.
7. Seller’s Purchase, Warranties and Interim Servicing Agreement, dated as of June 1, 2006, between Redwood Mortgage Funding, Inc. and First Magnus Financial Corporation and an Assignment dated January 15, 2007, between RMF and RWT Holdings, as modified by the related Acknowledgements.
213965 Sequoia 2007-1
Pooling and Servicing Agmt.

F-1

8. Mortgage Loan Flow Purchase, Sale & Servicing Agreement among RWT, PHH Mortgage Corporation (formerly known as Cendant Mortgage Corporation) (“PHH”) and Bishop’s Gate Residential Mortgage Trust (formerly known as Cendant Residential Mortgage Trust), as Sellers, and PHH, as Servicer, dated January 1, 2006, and the Additional Collateral Servicing Agreement between RWT and PHH, dated August 1, 2002, each as modified by the related Acknowledgements.
9. Seller’s Purchase, Warranties and Interim Servicing Agreement, dated as of June 1, 2006, between Redwood Mortgage Funding, Inc. (“RMF”) and Arlington Capital Mortgage Corp. (“Arlington Capital”) and an Assignment dated January 15, 2007, between RMF and RWT Holdings, as modified by the related Acknowledgements.
10. Seller’s Purchase, Warranties and Interim Servicing Agreement, dated as of July 1, 2006, between Redwood Mortgage Funding, Inc. (“RMF”) and Guaranteed Rate, Inc. (“Guaranteed Rate”) and an Assignment dated January 15, 2007, between RMF and RWT Holdings, as modified by the related Acknowledgements.
11. Seller’s Purchase, Warranties and Interim Servicing Agreement, dated as of September 28, 2006, between Redwood Mortgage Funding, Inc. (“RMF”) and Paul Financial, LLC (“Paul Financial”) and an Assignment dated January 15, 2007, between RMF and RWT Holdings, as modified by the related Acknowledgements (the “RWT-Paul Financial Agreement”).
12. Master Mortgage Loan Purchase and Sale Agreement between RWT Holdings, Inc. (“RWT”) and UBS Real Estate Securities Inc., dated February 1, 2006, as modified by the related Acknowledgements (the “RWT-UBS Agreement”).
213965 Sequoia 2007-1
Pooling and Servicing Agmt.

F-2

EXHIBIT G
LIST OF LIMITED PURPOSE SURETY BONDS
1. Ambac Assurance Corporation Surety Bond No. AB0240BE, issued March 17, 1999, for Morgan Stanley Dean Witter Credit Corporation loans.
2. Ambac Assurance Corporation Surety Bond No. AB0039BE, issued February 26, 1996, for Merrill Lynch Credit Corporation loans.
213965 Sequoia 2007-1
Pooling and Servicing Agmt.

G-1

EXHIBIT H
FORM OF RULE 144A TRANSFER CERTIFICATE

Re:	Sequoia Mortgage Trust 2007-1 Mortgage Pass-Through Certificates
     Reference is hereby made to the Pooling and Servicing Agreement, dated as of March 1, 2007 (the “Pooling and Servicing Agreement”), by and among Sequoia Residential Funding, Inc., as Depositor, Wells Fargo Bank, N.A., as Master Servicer and as Securities Administrator, and HSBC Bank USA, National Association, as Trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Pooling and Servicing Agreement.
     This letter relates to $                     initial Certificate Principal Amount of Class                      Certificates which are held in the form of Definitive Certificates registered in the name of                      (the “Transferor”). The Transferor has requested a transfer of such Definitive Certificates for Definitive Certificates of such Class registered in the name of [insert name of transferee].
     In connection with such request, and in respect of such Certificates, the Transferor hereby certifies that such Certificates are being transferred in accordance with (i) the transfer restrictions set forth in the Pooling and Servicing Agreement and the Certificates and (ii) Rule 144A under the Securities Act to a purchaser that the Transferor reasonably believes is a “qualified institutional buyer” within the meaning of Rule 144A purchasing for its own account or for the account of a “qualified institutional buyer,” which purchaser is aware that the sale to it is being made in reliance upon Rule 144A, in a transaction meeting the requirements of Rule 144A and in accordance with any applicable securities laws of any state of the United States or any other applicable jurisdiction.
     This certificate and the statements contained herein are made for your benefit and the benefit of the Underwriters and the Depositor.

[Name of Transferor]

By:

Name:
Title:
Dated: ___, ___
213965 Sequoia 2007-1
Pooling and Servicing Agmt.

H-1

EXHIBIT I
FORM OF PURCHASER’S LETTER FOR
INSTITUTIONAL ACCREDITED INVESTOR
Date
Dear Sirs:
     In connection with our proposed purchase of $                     principal amount of Sequoia Mortgage Trust 2007-1 Mortgage Pass-Through Certificates (the “Privately Offered Certificates”) of Sequoia Residential Funding, Inc. (the “Depositor”), we confirm that:
(1)	We understand that the Privately Offered Certificates have not been, and will not be, registered under the Securities Act of 1933, as amended (the “Securities Act”), and may not be sold except as permitted in the following sentence. We agree, on our own behalf and on behalf of any accounts for which we are acting as hereinafter stated, that if we should sell any Privately Offered Certificates within two years of the later of the date of original issuance of the Privately Offered Certificates or the last day on which such Privately Offered Certificates are owned by the Depositor or any affiliate of the Depositor we will do so only (A) to the Depositor, (B) to “qualified institutional buyers” (within the meaning of Rule 144A under the Securities Act) in accordance with Rule 144A under the Securities Act (“QIBs”), (C) pursuant to the exemption from registration provided by Rule 144 under the Securities Act, or (D) to an institutional “accredited investor” within the meaning of Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act that is not a QIB (an “Institutional Accredited Investor”) which, prior to such transfer, delivers to the Certificate Registrar under the Pooling and Servicing Agreement, dated as of March 1, 2007 (the “Agreement”), by and among Sequoia Residential Funding, Inc., as Depositor, Wells Fargo Bank, N.A., as Master Servicer and as Securities Administrator, and HSBC Bank USA, National Association, as Trustee, a signed letter in the form of this letter; and we further agree, in the capacities stated above, to provide to any person purchasing any of the Privately Offered Certificates from us a notice advising such purchaser that resales of the Privately Offered Certificates are restricted as stated herein.
(2)	We understand that, in connection with any proposed resale of any Privately Offered Certificates to an Institutional Accredited Investor, we will be required to furnish to the Certificate Registrar a certification from such transferee in the form hereof to confirm that the proposed sale is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act. We further understand that the Privately Offered Certificates purchased by us will bear a legend to the foregoing effect.
213965 Sequoia 2007-1
Pooling and Servicing Agmt.

(3)	We are acquiring the Privately Offered Certificates for investment purposes and not with a view to, or for offer or sale in connection with, any distribution in violation of the Securities Act. We have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of our investment in the Privately Offered Certificates, and we and any account for which we are acting are each able to bear the economic risk of such investment.
(4)	We are an Institutional Accredited Investor and we are acquiring the Privately Offered Certificates purchased by us for our own account or for one or more accounts (each of which is an Institutional Accredited Investor) as to each of which we exercise sole investment discretion.
(5)	We have received such information as we deem necessary in order to make our investment decision.
(6)	If we are acquiring ERISA-Restricted Certificates, we understand that in accordance with ERISA, the Code and the Exemption, no Plan and no person acting on behalf of such a Plan may acquire such Certificate except in accordance with Section 3.03(d) of the Agreement.
     Terms used in this letter which are not otherwise defined herein have the respective meanings assigned thereto in the Agreement.
213965 Sequoia 2007-1
Pooling and Servicing Agmt.

     You are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.

Very truly yours,

[Purchaser]

By:

Name:
Title:
213965 Sequoia 2007-1
Pooling and Servicing Agmt.

EXHIBIT J
FORM OF ERISA TRANSFER AFFIDAVIT

STATE OF NEW YORK	)
	)	ss.:
COUNTY OF NEW YORK	)
     The undersigned, being first duly sworn, deposes and says as follows:
     1. The undersigned is the                                          of                       (the “Investor”), a [corporation duly organized] and existing under the laws of                     , on behalf of which he makes this affidavit.
     2. The Investor either (x) is not, and on                      [date of transfer] will not be, an employee benefit plan or other retirement arrangement subject to Section 406 of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), or Section 4975 of the Internal Revenue Code of 1986, as amended (the “Code”), (collectively, a “Plan”) or a person acting on behalf of any such Plan or investing the assets of any such Plan; (y) if the Certificate has been the subject of an ERISA-Qualifying Underwriting, is an insurance company that is purchasing the Certificate with funds contained in an “insurance company general account” as defined in Section V(e) of Prohibited Transaction Class Exemption (“PTCE”) 95-60 and the purchase and holding of the Certificate are covered under Sections I and III of PTCE 95-60; or (z) herewith delivers to the Certificate Registrar an opinion of counsel (a “Benefit Plan Opinion”) satisfactory to the Certificate Registrar, and upon which the Certificate Registrar, the Trustee, the Master Servicer, the Depositor and the Securities Administrator shall be entitled to rely, to the effect that the purchase or holding of such Certificate by the Investor will not constitute or result in any non-exempt prohibited transactions under Title I of ERISA or Section 4975 of the Code and will not subject the Certificate Registrar, the Trustee, the Master Servicer, the Depositor or the Securities Administrator to any obligation in addition to those undertaken by such entities in the Pooling and Servicing Agreement, dated as of March 1, 2007 (the “Agreement”), by and among Sequoia Residential Funding, Inc., as Depositor, Wells Fargo Bank, N.A., as Master Servicer and as Securities Administrator, and HSBC Bank USA, National Association, as Trustee, by which opinion of counsel shall not be an expense of the Trust Fund or the above parties.
     3. The Investor hereby acknowledges that under the terms of the Agreement, no transfer of the ERISA-Restricted Certificates shall be permitted to be made to any person unless the Certificate Registrar has received a certificate from such transferee in the form hereof.
213965 Sequoia 2007-1
Pooling and Servicing Agmt.

J-1

     IN WITNESS WHEREOF, the Investor has caused this instrument to be executed on its behalf, pursuant to proper authority, by its duly authorized officer, duly attested, this       day of                      20     .

[Investor]

By:

Name:
Title:
ATTEST:

STATE OF	)
	)	ss.:
COUNTY OF	)
     Personally appeared before me the above-named                     , known or proved to me to be the same person who executed the foregoing instrument and to be the                      of the Investor, and acknowledged that he executed the same as his free act and deed and the free act and deed of the Investor.
     Subscribed and sworn before me this                      day of                      20     .

NOTARY PUBLIC

My commission expires the
day of 20 .
213965 Sequoia 2007-1
Pooling and Servicing Agmt.

J-2

EXHIBIT K
FORM OF LETTER OF REPRESENTATIONS
WITH THE DEPOSITORY TRUST COMPANY
213965 Sequoia 2007-1
Pooling and Servicing Agmt.

K-1

EXHIBIT L
ADDITIONAL DISCLOSURE NOTIFICATION
Additional Disclosure Notification
Wells Fargo Bank, N.A.
Old Annapolis Road
Columbia, Maryland 21045
Fax: (410) 715-2380
Email: cts.sec.notifications@wellsfargo.com

Attn:	Corporate Trust Services- Sequoia Mortgage Trust 2007-1, Mortgage Pass-Through Certificates, Series 2007-1—SEC REPORT PROCESSING
RE: **Additional Form [10-D][10-K][8-K] Disclosure** Required
Ladies and Gentlemen:
     In accordance with Section 6.21[(a)][(b)][(c)] of the Pooling and Servicing Agreement, Pooling and Servicing Agreement, dated as of March 1, 2007 (the “Agreement”), by and among Sequoia Residential Funding, Inc., as Depositor, Wells Fargo Bank, N.A., as Master Servicer and as Securities Administrator, and HSBC Bank USA, National Association, as Trustee with respect to Sequoia Mortgage Trust 2007-1 Mortgage Pass-Through Certificate, the undersigned, as [ ], hereby notifies you that certain events have come to our attention that [will] [may] need to be disclosed on Form [10-D][10-K][8-K].
     Description of Additional Form [10-D][10-K][8-K] Disclosure:
213965 Sequoia 2007-1
Pooling and Servicing Agmt.

L-1

     List of any Attachments hereto to be included in the Additional Form [10-D][10-K][8-K] Disclosure:
     Any inquiries related to this notification should be directed to [                                        ], phone number: [                    ]; email address: [                    ].

[NAME OF PARTY],
as [role]

By:

Name:
Title:
213965 Sequoia 2007-1
Pooling and Servicing Agmt.

L-2

EXHIBIT M
FORM OF ANNUAL CERTIFICATION
Sequoia Mortgage Trust 2007-1 (the “Trust”)
Mortgage Pass-Through Certificates
Re: The Pooling and Servicing Agreement, dated as of March 1, 2007 (the “Agreement”), by and among Sequoia Residential Funding, Inc., as Depositor, Wells Fargo Bank, N.A., as Master Servicer and as Securities Administrator, and HSBC Bank USA, National Association, as Trustee with respect to Sequoia Mortgage Trust 2007-1 Mortgage Pass-Through Certificate. I,                                                             , the                                                              of [NAME OF COMPANY] (the “Company”), certify to the Depositor and its officers, directors and affiliates, with the knowledge and intent that they will rely upon this certification, that:
(1) I have reviewed (i) the servicer compliance statement of the Company provided in accordance with Section 6.22 of the Pooling and Servicing Agreement (the “Item 1123 Certificate”), (ii) the report on assessment of the Company’s compliance with the servicing criteria provided in accordance with Section 6.23 of the Pooling and Servicing Agreement (the “Assessment of Compliance”), (iii) the registered public accounting firm’s attestation report provided in accordance with Section 6.24 of the Pooling and Servicing Agreement (the “Accountant’s Attestation”), and all servicing reports, officer’s certificates and other information relating to the servicing of the Mortgage Loans by the Company during 20[ ] that were delivered by the Company to the Securities Administrator pursuant to the Agreement (collectively, the “Company Servicing Information”);
(2) Based on my knowledge, the Company Servicing Information, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in the light of the circumstances under which such statements were made, not misleading with respect to the period of time covered by the Company Servicing Information;
(3) Based on my knowledge, all of the Company Servicing Information required to be provided by the Company under the Agreement has been provided to the Securities Administrator;
(4) I am responsible for reviewing the activities performed by the Company as servicer under the Agreement, and based on my knowledge and the compliance review conducted in preparing the Item 1123 Certificate and except as disclosed in the 1123 Certificate, the Assessment of Compliance or the Accountant’s Attestation, the Company has fulfilled its obligations under the Agreement in all material respects; and
213965 Sequoia 2007-1
Pooling and Servicing Agmt.

M-1

(5) The Item 1123 Certificate required to be delivered by the Company pursuant to the Agreement, and the Assessment of Compliance and the Accountant’s Attestation required to be provided by the Company and by any Subservicer or Subcontractor pursuant to the Agreement, have been provided to Securities Administrator. Any material instances of noncompliance described in such reports have been disclosed to Securities Administrator. Any material instance of noncompliance with the Servicing Criteria has been disclosed in such reports.

By:

Name:
Title

Date:
213965 Sequoia 2007-1
Pooling and Servicing Agmt.

M-2

EXHIBIT N
SERVICING CRITERIA TO BE ADDRESSED IN ASSESSMENT OF COMPLIANCE
     The Assessment of Compliance to be delivered by the parties listed in the table below shall address, at a minimum, the criteria identified below as “Applicable Servicing Criteria” for each such party:

Securities
Regulation AB		Master	Admini-
Reference	Servicing Criteria	Servicer	strator	Servicers	Custodian

General Servicing Considerations

1122(d)(1)(i)	Policies and procedures are instituted to monitor any performance or other triggers and events of default in accordance with the transaction agreements.	X	X	X

1122(d)(1)(ii)	If any material servicing activities are outsourced to third parties, policies and procedures are instituted to monitor the third party’s performance and compliance with such servicing activities.	X		X

1122(d)(1)(iii)	Any requirements in the transaction agreements to maintain a back-up servicer for the pool assets are maintained.	N/A	N/A	N/A

1122(d)(1)(iv)	A fidelity bond and errors and omissions policy is in effect on the party participating in the servicing function throughout the reporting period in the amount of coverage required by and otherwise in accordance with the terms of the transaction agreements.	X		X

Cash Collection and Administration

1122(d)(2)(i)	Payments on pool assets are deposited into the appropriate bank collection accounts and related bank clearing accounts no more than two business days following receipt, or such other number of days specified in the transaction agreements.	X	X	X

1122(d)(2)(ii)	Disbursements made via wire transfer on behalf of an obligor or to an investor are made only by authorized personnel.	X	X	X

1122(d)(2)(iii)	Advances of funds or guarantees regarding collections, cash flows or distributions, and any interest or other fees charged for such advances, are made, reviewed and approved as specified in the transaction agreements.	X		X

1122(d)(2)(iv)	The related accounts for the transaction, such as cash reserve accounts or accounts established as a form of over collateralization, are separately maintained (e.g., with respect to commingling of cash) as set forth in the transaction agreements.	X	X	X

1122(d)(2)(v)	Each collection account is maintained at a federally insured depository institution as set forth in the transaction agreements. For purposes of this criterion, “federally insured depository institution” with respect to a foreign financial institution means a foreign financial institution that meets the requirements of Rule 13k-1(b)(1) of the Securities Exchange Act.	X	X	X

1122(d)(2)(vi)	Unissued checks are safeguarded so as to prevent unauthorized access.			X

1122(d)(2)(vii)	Reconciliations are prepared on a monthly basis for all asset-backed securities related bank accounts, including collection	X	X	X
213965 Sequoia 2007-1
Pooling and Servicing Agmt.

Securities
Regulation AB		Master	Admini-
Reference	Servicing Criteria	Servicer	strator	Servicers	Custodian
accounts and related bank clearing accounts. These reconciliations are (A) mathematically accurate; (B) prepared within 30 calendar days after the bank statement cutoff date, or such other number of days specified in the transaction agreements; (C) reviewed and approved by someone other than the person who prepared the reconciliation; and (D) contain explanations for reconciling items. These reconciling items are resolved within 90 calendar days of their original identification, or such other number of days specified in the transaction agreements.

Investor Remittances and Reporting

1122(d)(3)(i)	Reports to investors, including those to be filed with the Commission, are maintained in accordance with the transaction agreements and applicable Commission requirements. Specifically, such reports (A) are prepared in accordance with timeframes and other terms set forth in the transaction agreements; (B) provide information calculated in accordance with the terms specified in the transaction agreements; (C) are filed with the Commission as required by its rules and regulations; and (D) agree with investors’ or the trustee’s records as to the total unpaid principal balance and number of pool assets serviced by the Servicer.	X	X	X

1122(d)(3)(ii)	Amounts due to investors are allocated and remitted in accordance with timeframes, distribution priority and other terms set forth in the transaction agreements.	X	X	X

1122(d)(3)(iii)	Disbursements made to an investor are posted within two business days to the Servicer’s investor records, or such other number of days specified in the transaction agreements.	X	X	X

1122(d)(3)(iv)	Amounts remitted to investors per the investor reports agree with cancelled checks, or other form of payment, or custodial bank statements.	X	X	X

Pool Asset Administration

1122(d)(4)(i)	Collateral or security on pool assets is maintained as required by the transaction agreements or related pool asset documents.			X		X

1122(d)(4)(ii)	Pool assets and related documents are safeguarded as required by the transaction agreements			X		X

1122(d)(4)(iii)	Any additions, removals or substitutions to the asset pool are made, reviewed and approved in accordance with any conditions or requirements in the transaction agreements.			X

1122(d)(4)(iv)	Payments on pool assets, including any payoffs, made in accordance with the related pool asset documents are posted to the Servicer’s obligor records maintained no more than two business days after receipt, or such other number of days specified in the transaction agreements, and allocated to principal, interest or other items (e.g., escrow) in accordance with the related pool asset documents.			X

1122(d)(4)(v)	The Servicer’s records regarding the pool assets agree with the Servicer’s records with respect to an obligor’s unpaid principal balance.			X

1122(d)(4)(vi)	Changes with respect to the terms or status of an obligor’s pool assets (e.g., loan modifications or re-agings) are made, reviewed and approved by authorized personnel in accordance with the transaction agreements and related pool asset documents.			X

1122(d)(4)(vii)	Loss mitigation or recovery actions (e.g., forbearance plans, modifications and deeds in lieu of foreclosure, foreclosures and repossessions, as applicable) are initiated, conducted and concluded in accordance with the timeframes or other requirements established by the transaction agreements.			X
213965 Sequoia 2007-1
Pooling and Servicing Agmt.

Securities
Regulation AB		Master	Admini-
Reference	Servicing Criteria	Servicer	strator	Servicers	Custodian
1122(d)(4)(viii)	Records documenting collection efforts are maintained during the period a pool asset is delinquent in accordance with the transaction agreements. Such records are maintained on at least a monthly basis, or such other period specified in the transaction agreements, and describe the entity’s activities in monitoring delinquent pool assets including, for example, phone calls, letters and payment rescheduling plans in cases where delinquency is deemed temporary (e.g., illness or unemployment).			X

1122(d)(4)(ix)	Adjustments to interest rates or rates of return for pool assets with variable rates are computed based on the related pool asset documents.			X

1122(d)(4)(x)	Regarding any funds held in trust for an obligor (such as escrow accounts):			X
(A) such funds are analyzed, in accordance with the obligor’s pool asset documents, on at least an annual basis, or such other period specified in the transaction agreements; (B) interest on such funds is paid, or credited, to obligors in accordance with applicable pool asset documents and state laws; and (C) such funds are returned to the obligor within 30 calendar days of full repayment of the related pool assets, or such other number of days specified in the transaction agreements.

1122(d)(4)(xi)	Payments made on behalf of an obligor (such as tax or insurance payments) are made on or before the related penalty or expiration dates, as indicated on the appropriate bills or notices for such payments, provided that such support has been received by the servicer at least 30 calendar days prior to these dates, or such other number of days specified in the transaction agreements.			X

1122(d)(4)(xii)	Any late payment penalties in connection with any payment to be made on behalf of an obligor are paid from the Servicer’s funds and not charged to the obligor, unless the late payment was due to the obligor’s error or omission.			X

1122(d)(4)(xiii)	Disbursements made on behalf of an obligor are posted within two business days to the obligor’s records maintained by the servicer, or such other number of days specified in the transaction agreements.			X

1122(d)(4)(xiv)	Delinquencies, charge-offs and uncollectible accounts are recognized and recorded in accordance with the transaction agreements.	X		X

1122(d)(4)(xv)	Any external enhancement or other support, identified in Item 1114(a)(1) through (3) or Item 1115 of Regulation AB, is maintained as set forth in the transaction agreements.	N/A	N/A	N/A		N/A

[NAME OF PARTY]

Date:

213965 Sequoia 2007-1
Pooling and Servicing Agmt.

By:

Name:

Title:

213965 Sequoia 2007-1
Pooling and Servicing Agmt.

EXHIBIT O
ADDITIONAL FORM 10-D DISCLOSURE

ADDITIONAL FORM 10-D DISCLOSURE
Item on Form 10-D	Party Responsible
Item 1: Distribution and Pool Performance Information

Information included in the [Distribution Date Statement]	Master Servicer Securities Administrator

Any information required by 1121 which is NOT included on the [Distribution Date Statement]	Depositor

Item 2: Legal Proceedings

Any legal proceeding pending against the following entities or their respective property, that is material to Certificateholders, including any proceedings known to be contemplated by governmental authorities:

• Issuing Entity (Trust Fund)	Trustee, Master Servicer, Securities Administrator and Depositor

• Sponsor (Seller)	Seller (if a party to the Pooling and Servicing Agreement) or Depositor

• Depositor	Depositor

• Trustee	Trustee

• Securities Administrator	Securities Administrator

• Master Servicer	Master Servicer

• Custodian	Custodian

• 1110(b) Originator	Depositor

• Any 1108(a)(2) Servicer (other than the Master Servicer or Securities Administrator)	Servicer (as to itself)

• Any other party contemplated by 1100(d)(1)	Depositor

Item 3: Sale of Securities and Use of Proceeds

Information from Item 2(a) of Part II of Form 10-Q:

With respect to any sale of securities by the sponsor, depositor or issuing entity, that are backed by the same asset pool or are otherwise issued by the issuing entity, whether or not

ADDITIONAL FORM 10-D DISCLOSURE
Item on Form 10-D	Party Responsible
registered, provide the sales and use of proceeds information in Item 701 of Regulation S-K. Pricing information can be omitted if securities were not registered.	Depositor

Item 4: Defaults Upon Senior Securities

Information from Item 3 of Part II of Form 10-Q:

Report the occurrence of any Event of Default (after expiration of any grace period and provision of any required notice)	Securities Administrator Trustee

Item 5: Submission of Matters to a Vote of Security Holders	Securities Administrator
Information from Item 4 of Part II of Form 10-Q	Trustee

Item 6: Significant Obligors of Pool Assets

Item 1112(b) – Significant Obligor Financial Information*	Depositor

*This information need only be reported on the Form 10-D for the distribution period in which updated information is required pursuant to the Item.

Item 7: Significant Enhancement Provider Information

Item 1114(b)(2) – Credit Enhancement Provider Financial Information*

• Determining applicable disclosure threshold	Depositor

• Requesting required financial information (including any required accountants’ consent to the use thereof) or effecting incorporation by reference	Depositor

Item 1115(b) – Derivative Counterparty Financial Information*

• Determining current maximum probable exposure	Depositor

• Determining current significance percentage	Depositor

• Requesting required financial information (including any required accountants’ consent to the use thereof) or effecting incorporation by reference	Depositor

ADDITIONAL FORM 10-D DISCLOSURE
Item on Form 10-D	Party Responsible
*This information need only be reported on the Form 10-D for the distribution period in which updated information is required pursuant to the Items.

Item 8: Other Information

Disclose any information required to be reported on Form 8-K during the period covered by the Form 10-D but not reported	Any party responsible for the applicable Form 8-K Disclosure item

Item 9: Exhibits

Distribution Date Statement to Certificateholders	Securities Administrator

Exhibits required by Item 601 of Regulation S-K, such as material agreements	Depositor

EXHIBIT P
ADDITIONAL FORM 10-K DISCLOSURE

ADDITIONAL FORM 10-K DISCLOSURE
Item on Form 10-K	Party Responsible
Item 1B: Unresolved Staff Comments	Depositor

Item 9B: Other Information

Disclose any information required to be reported on Form 8-K during the fourth quarter covered by the Form 10-K but not reported	Any party responsible for disclosure items on Form 8-K

Item 15: Exhibits, Financial Statement Schedules	Securities Administrator Depositor

Reg AB Item 1112(b): Significant Obligors of Pool Assets

Significant Obligor Financial Information*	Depositor

*This information need only be reported on the Form 10-D for the distribution period in which updated information is required pursuant to the Item.

Reg AB Item 1114(b)(2): Credit Enhancement Provider Financial Information

• Determining applicable disclosure threshold	Depositor

• Requesting required financial information (including any required accountants’ consent to the use thereof) or effecting incorporation by reference	Depositor

*This information need only be reported on the Form 10-D for the distribution period in which updated information is required pursuant to the Items.

Reg AB Item 1115(b): Derivative Counterparty Financial Information

• Determining current maximum probable exposure	Depositor

• Determining current significance percentage	Depositor

• Requesting required financial information (including any required accountants’ consent to the use thereof) or effecting incorporation by reference	Depositor

*This information need only be reported on the Form 10-D for the distribution period in which updated information is required pursuant to the Items.
213965 Sequoia 2007-1
Pooling and Servicing Agmt.

ADDITIONAL FORM 10-K DISCLOSURE
Item on Form 10-K	Party Responsible
Reg AB Item 1117: Legal Proceedings

Any legal proceeding pending against the following entities or their respective property, that is material to Certificateholders, including any proceedings known to be contemplated by governmental authorities:

• Issuing Entity (Trust Fund)	Trustee, Master Servicer, Securities Administrator and Depositor

• Sponsor (Seller)	Seller (if a party to the Pooling and Servicing Agreement) or Depositor

• Depositor	Depositor

• Trustee	Trustee

• Securities Administrator	Securities Administrator

• Master Servicer	Master Servicer

• Custodian	Custodian

• 1110(b) Originator	Depositor

• Any 1108(a)(2) Servicer (other than the Master Servicer or Securities Administrator)	Servicer (as to itself)

• Any other party contemplated by 1100(d)(1)	Depositor

Reg AB Item 1119: Affiliations and Relationships

Whether (a) the Sponsor (Seller), Depositor or Issuing Entity is an affiliate of the following parties, and (b) to the extent known and material, any of the following parties are affiliated with one another:
Depositor as to (a) Sponsor/Seller as to (b)

• Master Servicer	Master Servicer

• Securities Administrator	Securities Administrator

• Trustee	Depositor as to (a) Trustee as to (b)

• Any other 1108(a)(3) servicer	Servicer (as to itself)

• Any 1110 Originator	Depositor/Sponsor

• Any 1112(b) Significant Obligor	Depositor/Sponsor

• Any 1114 Credit Enhancement Provider	Depositor/Sponsor

• Any 1115 Derivative Counterparty Provider	Depositor/Sponsor

• Any other 1101(d)(1) material party	Depositor/Sponsor

Whether there are any “outside the ordinary course business arrangements” other than would be obtained in an arm’s length transaction between (a) the Sponsor (Seller), Depositor or Issuing Entity on the one hand, and (b) any of the following parties (or their affiliates) on the other hand, that exist currently or within the past two years and that are material to a Certificateholder’s understanding of the Certificates:
Depositor as to (a) Sponsor/Seller as to (b)
213965 Sequoia 2007-1
Pooling and Servicing Agmt.

ADDITIONAL FORM 10-K DISCLOSURE
Item on Form 10-K	Party Responsible
• Master Servicer	Master Servicer

• Securities Administrator	Securities Administrator

• Trustee	Depositor/Sponsor

• Any other 1108(a)(3) servicer	Servicer (as to itself)
• Any 1110 Originator	Depositor/Sponsor

• Any 1112(b) Significant Obligor	Depositor/Sponsor

• Any 1114 Credit Enhancement Provider	Depositor/Sponsor

• Any 1115 Derivative Counterparty Provider	Depositor/Sponsor

• Any other 1101(d)(1) material party	Depositor/Sponsor

Whether there are any specific relationships involving the transaction or the pool assets between (a) the Sponsor (Seller), Depositor or Issuing Entity on the one hand, and (b) any of the following parties (or their affiliates) on the other hand, that exist currently or within the past two years and that are material:
Depositor as to (a) Sponsor/Seller as to (b)

• Master Servicer	Master Servicer

• Securities Administrator	Securities Administrator

• Trustee	Depositor/Sponsor

• Any other 1108(a)(3) servicer	Servicer (as to itself)

• Any 1110 Originator	Depositor/Sponsor

• Any 1112(b) Significant Obligor	Depositor/Sponsor

• Any 1114 Credit Enhancement Provider	Depositor/Sponsor

• Any 1115 Derivative Counterparty Provider	Depositor/Sponsor

• Any other 1101(d)(1) material party	Depositor/Sponsor
213965 Sequoia 2007-1
Pooling and Servicing Agmt.

EXHIBIT Q
ADDITIONAL FORM 8-K DISCLOSURE

FORM 8-K DISCLOSURE INFORMATION
Item on Form 8-K	Party Responsible
Item 1.01- Entry into a Material Definitive Agreement

Disclosure is required regarding entry into or amendment of any definitive agreement that is material to the securitization, even if depositor is not a party.

Examples: servicing agreement, custody agreement.

Note: disclosure not required as to definitive agreements that are fully disclosed in the prospectus

Item 1.02- Termination of a Material Definitive Agreement	All parties (as to themselves)

Disclosure is required regarding termination of any definitive agreement that is material to the securitization (other than expiration in accordance with its terms), even if depositor is not a party.

Examples: servicing agreement, custody agreement.	All parties (as to themselves)

Item 1.03- Bankruptcy or Receivership

Disclosure is required regarding the bankruptcy or receivership, with respect to any of the following:	Depositor

• Sponsor (Seller)	Depositor/Sponsor (Seller)

• Depositor	Depositor

• Master Servicer	Master Servicer

• Affiliated Servicer	Servicer (as to itself)

• Other Servicer servicing 20% or more of the pool assets at the time of the report	Servicer (as to itself)

• Other material servicers	Servicer (as to itself)
• Trustee	Trustee

• Securities Administrator	Securities Administrator

• Significant Obligor	Depositor
213965 Sequoia 2007-1
Pooling and Servicing Agmt.

FORM 8-K DISCLOSURE INFORMATION
Item on Form 8-K	Party Responsible
• Credit Enhancer (10% or more)	Depositor

• Derivative Counterparty	Depositor

• Custodian	Custodian

Item 2.04- Triggering Events that Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement

Includes an early amortization, performance trigger or other event, including event of default, that would materially alter the payment priority/distribution of cash flows/amortization schedule.	Depositor Master Servicer Securities Administrator

Disclosure will be made of events other than waterfall triggers which are disclosed in the Distribution Date Statements to the certificateholders.

Item 3.03- Material Modification to Rights of Security Holders

Disclosure is required of any material modification to documents defining the rights of Certificateholders, including the Pooling and Servicing Agreement.	Securities Administrator Depositor

Item 5.03- Amendments of Articles of Incorporation or Bylaws; Change of Fiscal Year

Disclosure is required of any amendment “to the governing documents of the issuing entity”.	Depositor

Item 6.01- ABS Informational and Computational Material	Depositor

Item 6.02- Change of Servicer or Securities Administrator

Requires disclosure of any removal, replacement, substitution or addition of any master servicer, affiliated servicer, other servicer servicing 10% or more of pool assets at time of report, other material servicers or trustee.
Master Servicer/Securities Administrator/Depositor/Servicer (as to itself)/Trustee

Reg AB disclosure about any new servicer or master servicer is also required.	Servicer (as to itself)/Master Servicer/Depositor

Reg AB disclosure about any new Trustee is also required.	Depositor/Securities Administrator
213965 Sequoia 2007-1
Pooling and Servicing Agmt.

FORM 8-K DISCLOSURE INFORMATION
Item on Form 8-K	Party Responsible
Item 6.03- Change in Credit Enhancement or External Support

Covers termination of any enhancement in manner other than by its terms, the addition of an enhancement, or a material change in the enhancement provided. Applies to external credit enhancements as well as derivatives.
Depositor/Securities Administrator

Reg AB disclosure about any new enhancement provider is also required.	Depositor

Item 6.04- Failure to Make a Required Distribution	Trustee/Securities Administrator

Item 6.05- Securities Act Updating Disclosure

If any material pool characteristic differs by 5% or more at the time of issuance of the securities from the description in the final prospectus, provide updated Reg AB disclosure about the actual asset pool.
Depositor

If there are any new servicers or originators required to be disclosed under Regulation AB as a result of the foregoing, provide the information called for in Items 1108 and 1110 respectively.	Depositor

Item 7.01- Reg FD Disclosure	All parties (as to themselves)

Item 8.01- Other Events

Any event, with respect to which information is not otherwise called for in Form 8-K, that the registrant deems of importance to certificateholders.	Depositor

Item 9.01- Financial Statements and Exhibits	Responsible party for reporting/disclosing the financial statement or exhibit
213965 Sequoia 2007-1
Pooling and Servicing Agmt.

WELLS FARGO BANK, N.A.,
as [Securities Administrator] [Master Servicer]

By:

Name:
Title:
213965 Sequoia 2007-1
Pooling and Servicing Agmt.

SCHEDULE A
MORTGAGE LOAN SCHEDULE
213965 Sequoia 2007-1
Pooling and Servicing Agmt.